     As filed with the Securities and Exchange Commission on 30 April 1999

                                                       Registration No. 33-75778
                                                                        811-7534

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                         POST-EFFECTIVE AMENDMENT NO.6
                                       TO
                                    FORM S-6

                   FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

              SEPARATE ACCOUNT B OF PARAGON LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                         PARAGON LIFE INSURANCE COMPANY
                         100 South Brentwood Boulevard
                              St. Louis, MO  63105
                    (Address of Principal Executive Office)


                          Matthew P. McCauley, Esquire
                         Paragon Life Insurance Company
                               700 Market Street
                              St. Louis, MO  63101
               (Name and Address of Agent for Service of Process)

                                    Copy to:

                            Stephen E. Roth, Esquire
                       Sutherland, Asbill & Brennan LLP
                          1275 Pennsylvania Ave., N.W.
                          Washington, D.C.  20004-2404

It is proposed that this filing will become effective (check appropriate space)

  [ ]  immediately upon filing pursuant to paragraph (b), of Rule 485

  [X]  1 May 1999 pursuant to paragraph (b) of Rule 485

  [ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

  [ ]  on (date), pursuant to paragraph (a)(1) of rule 485

  [ ]  75 days after filing pursuant to paragraph (a)(2) of rule 485

  [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485


Title of securities being registered: Group and Individual Flexible Premium Variable Life Insurance Policies

Post-Effective Amendment No. 5 to the registration statement on Form S-6 (the "Registration Statement") is being filed pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (the "Act") to update the Registration Statement, which describes two variable life insurance policies (the "Policies") issued by the depositor and the registrant described in the two prospectuses included in the Registration Statement. The Policies are substantially identical, except that different subaccounts investing in different underlying funds are available as allocation options under each of the two Policies.

                                             Scudder
                                             Variable Life
                                             Investment Fund

            . GROUP AND INDIVIDUAL
              FLEXIBLE PREMIUM VARIABLE LIFE
              INSURANCE POLICIES

              Prospectus dated May 1, 1999
                                                                           50412
                                                                             Dir

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICIES
                                   ISSUED BY
                         PARAGON LIFE INSURANCE COMPANY
                              100 South Brentwood
                              St. Louis, MO 63105
                                 (314) 862-2211

This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company," "we," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and the Individual Policy are very similar and are collectively referred to in this Prospectus as "Policy" or "Policies."

The Policies are designed to provide lifetime insurance protection to age 95 and provide flexibility to vary premium payments and change the level of death benefits payable under the Policies. Flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner can allocate net premiums among several investment portfolios ("Funds") with different investment objectives.

The Policy provides for: (1) a value upon surrendering the Policy; (2) loans; and (3) a death benefit payable on the Insured's death. As long as the Policy remains in force, the death benefit payable on the Insured's death will not be less than the Face Amount of the Policy. The Policy will remain in force so long as there is enough value to pay certain monthly charges.

The Owner may allocate net premiums to one or more of the Divisions of Separate Account B (the "Separate Account"). The Policy value will vary to reflect the investment experience of the Divisions selected by the Owner. Depending on the death benefit option elected, portions of the death benefit may also vary. The Owner bears the entire investment risk under the Policies; there is no minimum guaranteed value.

Each Division of the Separate Account will invest solely in Class A Shares of a corresponding investment portfolio of Scudder Variable Life Investment Fund:

                 FUND                                   FUND
--------------------------------------------------------------------------------
 Money Market Portfolio                 Global Discovery Portfolio
 Bond Portfolio                         International Portfolio
 Capital Growth Portfolio               Small Company Growth Portfolio
 Balanced Portfolio                     Large Company Growth Portfolio
 Growth and Income Portfolio
--------------------------------------------------------------------------------

                  The date of this Prospectus is May 1, 1999.

Please read this Prospectus carefully and keep it. A full description of the Funds is contained in the prospectus for each Fund, which must accompany this Prospectus.

It may not be a good decision to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
Summary..................................................................   4
The Company, The Separate Account, and The Funds.........................   9
  The Company
  The Separate Account
  The Funds
  Addition, Deletion, or Substitution of Investments
Payment and Allocation of Premiums.......................................  13
  Issuance of a Policy
  Premiums
  Allocation of Net Premiums and Cash Value
  Policy Lapse and Reinstatement
Policy Benefits..........................................................  17
  Death Benefit
  Cash Value
Policy Rights and Privileges.............................................  23
  Exercising Rights and Privileges Under the Policies
  Loans
  Surrender and Partial Withdrawals
  Transfers
  Right to Examine Policy
  Conversion Right to a Fixed Benefit Policy
  Eligibility Change Conversion
  Payment of Benefits at Maturity
  Payment of Policy Benefits
Charges and Deductions...................................................  27
  Sales Charges
  Premium Tax Charge
  Monthly Deduction
  Partial Withdrawal Transaction Charge
  Separate Account Charges
General Matters Relating to the Policy...................................  30
Distribution of the Policies.............................................  34
General Provisions of the Group Contract.................................  34
Federal Tax Matters......................................................  35
Safekeeping of the Separate Account's Assets.............................  39
Voting Rights............................................................  39
State Regulation of the Company..........................................  40
Management of the Company................................................  41
Legal Matters............................................................  42
Legal Proceedings........................................................  42
Experts..................................................................  42
Additional Information...................................................  42
Definitions..............................................................  43
Financial Statements..................................................... F-
Appendix A............................................................... A-1

                 The Policies are not available in all states.

                             SUMMARY OF THE POLICY

The following summary of Prospectus information should be read with the detailed information which follows in this Prospectus. Unless we provide otherwise, the description of the Policies contained in this Prospectus assumes that a Policy is in effect and that there is no outstanding Indebtedness.

The Policy

The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued in three situations.

  . First--Policies in the form of Certificates are issued pursuant to Group
    Contracts entered into between the Company and Contractholders (see "General Provisions of the Group Contract");

  . Second--Individual Policies can be issued in connection with employer-sponsored insurance programs where Group Contracts are not issued; and

  . Third--Individual Policies can be issued in connection with Corporate
    Programs, where Group Contracts are not issued.

The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse. An Executive Program Policy is issued with a maximum Face Amount in excess of $500,000 under a Group Contract or an employer-sponsored insurance program. Generally, only an employee is eligible to be an Insured under an Executive Program Policy. If there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end (see "Payment and Allocation of Premiums--Issuance of a Policy").

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. In Corporate Programs only the Owner will remit planned and additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.

The Policies are "variable" policies because, unlike the fixed benefits under other types of life insurance contracts, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment experience of the Funds underlying the Divisions to which the Owner has allocated net premium payments. So long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deduction, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy or an accelerated death benefit in a reduced amount determined in accordance with certain riders available under the Policy. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Right to Examine Policy

The Owner has a limited right to return a Policy for cancellation within 20 days after the delivery of the Policy to the Owner, within 45 days after the Owner signs the application, or within 10 days after the Company mails a notice of this cancellation right to the Owner whichever is latest. If a Policy is cancelled within this time period, a refund will be paid which will equal all premiums paid under the Policy or any different amount required by state law. The Owner also has a right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase, or have the amount of the additional charges added to the Cash Value. (See "Policy Rights and Privileges--Right to Examine Policy.")

The Separate Account

The Owner may allocate the net premiums to one or more Divisions. (See "The Company, The Separate Account and The Funds" for a complete description of the available Funds.) An Owner may change future allocations of net premiums at any time by notifying the Company directly.

Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. Currently, no charge is assessed for transfers. The Company reserves the right to modify the transfer privilege. (See "Policy Rights and Privileges--Transfers.")

Premiums

An Owner has flexibility concerning the amount and frequency of premium payments. An initial premium equal to one-twelfth ( 1/12) of the planned annual premium set forth in the specifications page of a Policy is necessary to start a Policy. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount and certain other factors.

  . Under Group Contracts and employer-sponsored programs, the initial premium and subsequent planned premiums generally are remitted by the Contractholder or sponsoring employer on behalf of the Owner at intervals agreed to by the Contractholder or employer.

  . In Corporate Programs, the Owner will pay premiums generally on a schedule agreed to by the Company.

However, as discussed below, planned premiums need not be paid so long as there is sufficient Cash Surrender Value to keep the Policy in force. Subject to certain limitations, additional premium payments in any amount and at any frequency may be made directly by the Owner. (See "Payment and Allocation of Premiums--Issuance of a Policy--Premiums.")

A Policy will lapse (and terminate without value) when the Cash Surrender Value is not enough to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Death Benefit

Death benefit proceeds are payable to the Beneficiary when the Insured dies or to the Owner, prior to the Insured's death under circumstances described in available riders. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") Two death benefit options are available, as follows:

  . Under the "Level Type" death benefit, the death benefit is the Face
    Amount of the Policy or, if greater, the applicable percentage of Cash Value; and

  . Under the "Increasing Type" death benefit, the death benefit is the Face
    Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value.

So long as a Policy remains in force, the minimum death benefit under either option will be at least equal to the current Face Amount. (See "Policy Benefits--Death Benefit.")

The minimum initial Face Amount is generally $25,000 under the Company's current rules. Executive Program Policies generally have a minimum Face Amount of $100,000. The maximum Face Amount is generally $500,000. However, we may establish a higher maximum Face Amount for Executive or Corporate Program Policies. The Owner may generally change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

Riders

Additional insurance benefits offered under the Policy by rider may include a children's insurance rider, an acceleration of death benefits rider, an accelerated death benefit settlement option rider, an accidental death benefit rider, and a waiver of monthly deductions rider. Some Group Contracts and employer-sponsored insurance programs may not provide each of the additional benefits described above. Generally, Executive Program Policies only have the acceleration of death benefits rider. Generally, Corporate Programs have none of the additional benefits described above. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.") We will deduct the cost of these additional insurance benefits from Cash Value as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Cash Value

The Policies provide for a Cash Value equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account (securing Policy Loans). A Policy's Cash Value will reflect premium payments, the investment performance of any selected Divisions of the Separate Account, transfers, any Policy Loans, Loan Account interest rate credited, any partial withdrawals, and the charges imposed in connection with the Policy. (See "Policy Benefits--Cash Value.") There is no minimum guaranteed Cash Value.

Charges and Deductions

Premium Expense Charges. Generally, there are no sales charges under a Policy. We deduct an additional charge on Policies that are deemed to be individual Policies under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"). The additional charge, which is for federal income taxes measured by premiums, is equal to 1% of each premium payment, and compensates the Company for a significantly higher corporate income tax liability resulting from changes made to the Internal Revenue Code by OBRA.

Premium Tax Charge. We deduct a charge of 2% to cover state premium taxes from premiums paid. However, a charge of 2 1/4 percent to cover state premium taxes may be deducted from premiums paid in connection with Executive Programs and Corporate Programs. (See "Charges and Deductions--Premium Tax Charge.")

Monthly Deduction. We make a monthly deduction from the Policy's Cash Value in the Separate Account. The monthly deduction includes the following:

  . Administrative Charge. We deduct an administrative charge (see the specification pages of the Policy) based on 1) the number of Insureds covered under a Group Contract or other employer-sponsored insurance program, and 2) the amount of administrative services provided by the Company. The charge will not exceed $6.00 per month during the first Policy Year and $3.50 per month during renewal years.

  . Cost of Insurance Charge. We deduct a cost of insurance charge calculated on each Monthly Anniversary. We determine monthly cost of insurance rates based upon expectations as to future mortality experience. For a discussion of the factors affecting the rate class of the Insured. (see "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

  . A charge for any additional insurance benefits provided by a rider.

Separate Account Charges.

  . Mortality and Expense Risk Charge. We deduct a daily charge not to exceed
    .0024547% (an annual rate of .90%) of the net assets of each Division for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies. (See "Charges and Deductions--Separate Account Charges.")

  . Federal Taxes. No charges are currently made for federal or state income taxes. (See "Federal Tax Matters.")

  . Annual Expenses of the Funds (after fee waiver and reimbursement as applicable). The value of the assets of the Divisions will reflect the management fee and other expenses incurred by the Funds. The following table describes the Fund fees and expenses during the time that the Owner owns the Policy. These fees and expenses are shown as a percentage of net assets for the year ended December 31, 1998.

   The prospectus for each Fund contains more detail concerning a Fund's fees and expenses. (See "The Company, The Separate Account, and The Funds.")

                                   Management Fees
                                     (after fee       Other Expenses     Total
                                       waiver      (after reimbursement  Annual
                 Fund              as applicable)     as applicable)    Expenses
      Money Market Portfolio            0.37%             0.07%          0.44%
      Bond Portfolio                    0.47%             0.09%          0.56%
      Capital Growth Portfolio          0.47%             0.04%          0.51%
      Balanced Portfolio                0.47%             0.08%          0.55%
      Growth and Income Portfolio       0.47%             0.09%          0.56%
      International Portfolio           0.87%             0.18%          1.05%
      Global discovery
       Portfolio(/1/)                   0.91%             0.81%          1.72%

  (/1/)The Advisor agreed to waive all or a portion of its management fee to limit the expenses of the Global Discovery Portfolio to 1.50% of average daily net assets until April 30, 1998. Without this reduction, expenses would have been: Management Fee of .97%; Other Expenses of .81%; Total Expenses of 1.78%.

  The expense information regarding the Funds was provided by those Funds. We have not independently verified this information. We cannot guarantee that the reimbursements provided by certain Funds will continue.

Partial Withdrawal Transaction Charge. We deduct a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn on each partial withdrawal of amounts from the Separate Account. Currently, there are no transaction charges imposed for transfers of amounts between Divisions. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See "Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Value," "Policy Rights and Privileges--Surrender and Partial Withdrawals-- Transfers," and "Charges and Deductions--Partial Withdrawal Transaction Charge.")

Policy Loans

After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. All outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon maturity, or upon surrender. We transfer a portion of the Policy's Cash Value in each Division of the Separate Account to which the loan is allocated to the Loan Account as security for the loan. Therefore, a Policy Loan may have a permanent impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See "Policy Rights and Privileges--Loans.") Loans taken from, or secured by, a Policy may in certain circumstances be treated as taxable distributions from the Policy. Moreover, with certain exceptions, a 10% additional income tax would be imposed on the portion of any loan that is included in income. (See "Federal Tax Matters.")

Surrender and Partial Withdrawals

At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. An Owner may also request a partial withdrawal of the Cash Value of the Policy. A partial withdrawal may reduce the Face Amount and the death benefit payable under the Policy. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Conversion Right

During the first 24 Policy Months following a Policy's Issue Date, the Owner may convert the Policy to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. The

Owner also has a similar right with respect to increases in the Face Amount. (See "Policy Rights and Privileges--Conversion Right to a Fixed Benefit Policy.")

Eligibility Change Conversion

In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

If a Certificate was issued in connection with the Group Contract, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits which are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract. (See "Policy Rights and Privileges--Eligibility Change Conversion.")

Illustrations

Illustrations in Appendix A show how death benefits and Cash Surrender Values may vary based on certain hypothetical rate of return assumptions as well as assumptions pertaining to the level of the charges. These rates are not guaranteed. They are illustrative only and do not show past or future performance. If a Policy is surrendered in the early Policy Years, the Cash Surrender Value payable will be low compared to premiums accumulated with interest, and consequently the insurance protection provided prior to surrender will be costly.

Policy Tax Compliance

We intend for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code (the "Code"). Assuming that a Policy qualifies as a life insurance contract under the Code, a Policy Owner should not be taxed for receiving value from the Policy, until there is a distribution from the Policy. Also, death benefits payable under a Policy should be excludable from the gross income of the Beneficiary.

A Policy may be treated as a "modified endowment contract." If the Policy is a modified endowment contract, it will affect the tax advantages offered under the Policy. (See "Federal Tax Matters.")

Specialized Uses of the Policy

Because the Policy provides for an accumulation of Cash Value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of Divisions to which Cash Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Cash Value to fund the purpose for which the Policy was purchased. Partial withdrawals and Policy Loans may significantly affect current and future Cash Value, Cash Surrender Value, or death benefit proceeds. Depending upon Division investment performance and the amount of a Policy Loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Tax Matters.")

Questions

If you have any questions, you may write or call the Company at 100 South Brentwood, St. Louis, MO 63105, (314) 862-2211.

                      THE COMPANY AND THE SEPARATE ACCOUNT

The Company

Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri. We were organized in 1981 as General American Insurance Company and on December 31, 1987, our name was changed. No change in operations or ownership took place in connection with the name change. Our main business is writing individual and group life insurance policies and annuity contracts. As of December 31, 1998, we had assets in excess of $300 million. We are admitted to do business in 49 states and the District of Columbia. Our principal offices of the Company are at 100 South Brentwood, St. Louis, Missouri 63105 ("Home Office"). Our Internal Revenue Service Employer Identification Number is 43-1235869.

We are a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a Missouri general business corporation, which is wholly owned by General American Mutual Holding Company, a Missouri mutual insurance holding company.

Guarantee. In addition, the Parent Company agrees to guarantee that we will have sufficient funds to meet all of our contractual obligations. In the event a Policyholder presents a legitimate claim for payment on a Paragon insurance Policy, the Parent Company will pay such claim directly to the Policyholder if Paragon is unable to make such payment. This guarantee, which does not have a predetermined termination date, can be modified or ended only as to policies not yet issued. The guarantee agreement is binding on the Parent Company, its successor or assignee and shall end only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than the Parent Company's rating. The Parent Company does not intend that this guarantee cover the investment experience or Cash Values of the Policy.

Ratings. We may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to us by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's, and Duff & Phelps. The purpose of the ratings is to reflect our financial strength and/or claims paying ability and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Duff & Phelps may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

Advertisements. We also may include in advertisements and other literature certain rankings assigned to us by the National Association of Insurance Commissioners ("NAIC"), and our analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, our growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. Our use of such rankings and statistical information is not an endorsement by the NAIC.

Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

The Separate Account

We established Separate Account B (the "Separate Account") as a separate investment account on January 4, 1993 under Missouri law. The Separate Account receives and invests the net premiums paid under the Policies. In addition, the Separate Account receives and invests net premiums for other flexible premium variable life insurance policies issued by us.

The Separate Account is divided into Divisions. Each Division will invest in Funds as shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business we may conduct.

Although the assets of the Separate Account are the property of the Company, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which we may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its Policy liabilities. From time to time, these excess assets may be transferred from the Separate Account and included in the Company's general assets. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

The Separate Account has been registered with the Securities and Exchange Commission ("SEC" or "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the Commission.

The Funds

The Separate Account invests in Class A shares of Scudder Variable Life Investment Fund (the "Scudder Variable Fund"), a series-type mutual fund registered with the SEC as open-end, diversified management investment company. The assets of the Fund used by the Policies are held separate from the assets of the other Funds, and each Fund has investment objectives and policies which are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

Investment Results. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

The following summarizes the investment policies of each Fund:

Money Market Portfolio

The Money Market Portfolio seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. The Portfolio seeks to maintain a net asset value of $1.00 per share.

Bond Portfolio

The bond Portfolio pursues a policy of investing for a high level of income consistent with a high quality portfolio of debt securities. The Portfolio pursues its objective by investing, under normal circumstances, at least 65% of its assets in bonds, of any maturity, including those of the U.S. Government and its agencies, corporate bonds of U.S. and foreign issuers, and other notes and bonds paying high current income. In addition, the Portfolio may also invest in mortgage and asset-backed securities and convertible securities.

Capital Growth Portfolio

The Capital Growth Portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests in marketable securities, principally common stocks and preferred stocks. In selecting stocks for the Portfolio, the investment adviser considers a number of factors, including the issuer's financial strength, management reputation, absolute size and overall industry position.

Balanced Portfolio

The Balanced Portfolio seeks a balance of growth and income from a diversified portfolio of equity and fixed income securities. The Portfolio also seeks long-term preservation of capital through a quality-oriented investment approach that is designed to reduce risk. The Portfolio normally invests between 50% and 75% of its net assets in common stocks and other equity securities including preferred stocks, convertible securities and warrants. The remainder of the Portfolio's assets will be invested in investment-grade debt securities or cash.

Growth and Income Portfolio

The Growth and Oncome Portfolio seeks long-term growth of capital, current income and growth of income. The Portfolio invests primarily in common stocks, preferred stocks, and securities convertible into common stocks of companies which offer the prospect for growth of earnings while paying higher than average current dividends. The Portfolio may also purchase such securities which don't pay current dividends but which offer prospects for growth of capital and future income.

Global Discovery Portfolio

The Global Discovery Portfolio pursues above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world. The Portfolio invests primarily in a diversified portfolio of equity securities of small rapidly growing companies that the Portfolio's management believes offer the potential for above-average returns relative to larger companies, yet are frequently overlooked and thus undervalued by the market.

International Portfolio

The International Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Portfolio pursues its objective by investing primarily in common stocks of established companies, listed on foreign exchanges, which the investment adviser believes have favorable characteristics. The companies in which the Portfolio invests do business primarily outside the United States. The Portfolio intends to diversify its investments among several countries and its holdings will include business activities in at least three different countries, excluding the U.S.

Small Company Growth Portfolio

Small Company Growth Portfolio pursues long-term growth of capital by investing primarily in the common stocks of emerging growth companies that are poised to be leaders in the next century. The Portfolio pursues its investment objective by investing primarily in the equity securities issued by emerging growth companies. Emerging growth companies tend to be small or little-known companies that have strong prospects for growth because they may offer such things as cutting edge products, unique services, innovative distribution channels or technological advances.

Large Company Growth Portfolio

Large Company Growth Portfolio seeks long-term growth of capital through investment primarily in the equity securities of seasoned, financially strong U.S. growth companies. The Portfolio pursues its investment objective by investing at least 65% of its assets in the equity securities issued by large-sized domestic companies that offer above-average appreciation potential. These companies typically have market capitalization in excess of $1 billion, are of above-average financial quality and offer the prospect for above-average growth in earnings, cash flow or assets relative to the overall market as defined by the Standard & Poor's Composite 500 Price Index.

There is no assurance that any of the Funds will achieve its stated objective. More detailed information, including a description of risks, is in the prospectus for the Funds, which must accompany or precede this Prospectus and which should be read carefully. Please also refer to the "Annual Expenses of the Funds" information of this Prospectus for a list of the Funds' annual expenses.

Agreements. We have entered into or may enter into arrangements with Funds pursuant to which we receive a fee based upon an annual percentage of the average net asset amount invested by us on behalf of the Separate Account and other separate accounts of the Company. These arrangements are entered into because of administrative services provided by the Company.

Resolving Material Conflicts. All of the Funds are also available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance products. As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies and of Owners of Policies whose Cash Values are allocated to other separate accounts investing in the Funds. In the event a material conflict arises, the Company will take any necessary steps, including removing the assets of the Separate Account from one or more of the Funds, to resolve the matter.

Addition, Deletion, or Substitution of Investments. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (1) eliminate the shares of any of the Funds and (2) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law, as required.

We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, we may also:

  . Eliminate or combine one or more Divisions;

  . Substitute one Division for another Division; or

  . Transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We may make changes in the Policy by appropriate endorsement in the event of a substitution or change. We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

  (a) operated as a management company under the 1940 Act;

  (b) deregistered under that Act in the event such registration is no longer required; or

  (c) combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

                       PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Policy

We will generally issue a Group Contract to employers whose employees and/or their spouses may become Owners (and/or Insureds) under the Group Contract so long as the employee is within the class of employees eligible to be included in the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages.

The Group Contract will be issued upon receipt of an application for a Group Contract signed by an appropriate officer of the employer and acceptance by us at our Home Office. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees and/or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for Individual Insurance and submit it to our authorized representative or us at our Home Office. We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.

Individual Policies, rather than Certificates, will be issued

  (1) to independent contractors of the employer;

  (2) to persons who wish to continue coverage after a Group Contract has terminated;

  (3) to persons who wish to continue coverage after they no longer are employed by the Group Contractholder;

  (4) if state law restrictions make issuance of a Group Contract impracticable; or

  (5) if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

Corporate Programs. Corporate Programs will generally involve Individual Policies. We will issue Policies on the lives of eligible Insureds (generally employees of a sponsoring employer), and the Owner will usually be the sponsoring employer or its designee.

Issue Ages. A Policy generally will be issued only to Insureds of Issue Ages 17 through 70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside the Issue Ages or decline to issue Policies to individuals within the Issue Ages.

Employee Eligibility. In order for an employee to be eligible to purchase a Policy, the employee must be actively at work at the time the application for Individual Insurance is signed. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) in the course of such work for the full number of hours and the full rate of pay, as set by the employment practices of the employer. Ordinarily the time worked per week must not be less than 30 hours. However, we reserve the right to waive or modify the "actively at work" requirement at our discretion.

In addition, the Contractholder may require that an employee must be employed by the employer as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. We may also allow an individual who is an independent contractor working primarily for the sponsoring employer to be considered an eligible employee. An independent contractor may receive an Individual Policy rather than a Certificate depending upon state law applicable to the contracts. An employee may include a partner in a partnership if the employer is a partnership.

Guaranteed Issue. Other than in Executive Programs or Corporate Programs, we will issue the Policy and any children's insurance rider applied for by the employee pursuant to our guaranteed issue procedure. We offer the guaranteed issue procedure only when an employee is given the opportunity to purdchase a Policy for the first time. Under this procedure the employee is required to answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program. We may offer guaranteed issue with Executive Programs or Corporate Programs depending upon the number of eligible employees or if other existing insurance coverage is cancelled.

Simplified Underwriting. The employee must submit to a simplified underwriting procedure requiring the employee to respond satisfactorily to certain health questions in the application:

  . where the Face Amount exceeds the guaranteed issue limits;

  . where the Policy has been offered previously to the employee;

  . where the guaranteed issue requirements set forth in the application for Individual Insurance are not met; or

  . in connection with certain programs that may be offered without guaranteed issue

A blood test may be required. This requirement is generally applicable only to Executive Programs or Corporate Programs.

Simplified underwriting must be followed in connection with the issuance of any children's rider, if the employee is not eligible for guaranteed issue underwriting, or, (even when the employee is eligible,) if the child does not satisfy the guaranteed issue requirements set forth in the application for Individual Insurance.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason.

Employee's Spouse. If a Policy is to be issued to a spouse, the appropriate application for Individual Insurance must be supplied. We will subject the spouse to the simplified underwriting procedure described above. Guaranteed issue is not available. We generally do not offer spouse coverage under Executive Program Policies or Corporate Program Policies.

Issue Date. The Issue Date is the effective date for all coverage provided in the original application for Individual Insurance. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. A Policy will not take effect until:

  . the appropriate application for Individual Insurance is signed;

  . the initial premium has been paid prior to the Insured's death;

  . the Insured is eligible for it; and

  . the information in the application is determined to be acceptable to the Company.

Interim Insurance. Interim Insurance in the amount of insurance applied for may be available prior to the issuance of a Policy which is being underwritten on a guaranteed issue basis up to the Guaranteed Issue Amount. If available, interim insurance will start as of the date of the application. Interim insurance ends on the earliest of the following dates:

  . the date insurance begins on the Policy applied for;

  . the date a Policy other than the Policy applied for is offered to the applicant;

  . the date the Company notifies the applicant that the application for any proposed Insured is declined;

  . 60 days from the date of application; or

  . termination of employment with the Contractholder or sponsoring employer.

Premiums

The initial premium is due on the Issue Date, and usually will be paid by the Contractholder or employer on behalf of the Owner. The Company requires that the initial premium for a Policy be at least equal to one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Charges and Deductions.") The Owner is not required to pay premiums equal to the planned annual premium.

We will apply premiums paid by a Contractholder or sponsoring employer or designated payor to a Policy as of the Valuation Date we receive the premiums. Premiums will be "received" on a Valuation Date when we receive supporting documentation necessary for us to determine the amount of premium per Policy and the cash premium.

Planned Premium Payments. After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or employer and us.

The amount of the premiums paid by the sponsoring employer or Contractholder will be equal to the amount authorized by the employee. The Owner may skip planned premium payments. Failure to pay one or more planned premium payments will not always cause the Policy to lapse. The Policy will lapse if the Cash Surrender Value is insufficient to cover the next Monthly Deduction. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Unscheduled Premiums. In addition to any planned payments made, an Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have Federal income tax consequences. (See "Federal Tax Matters.") As mentioned above, an Owner may also skip planned premium payments. Therefore, unlike conventional insurance policies, a Policy does not obligate the Owner to pay premiums in accordance with a rigid and inflexible premium schedule.

Continuance of Insurance. Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. (See "General Provisions of the Group Contract--Termination.") Provided that there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue in the event of Group Contract termination. (See "Policy Rights and Privileges-- Eligibility Change Conversion.") Individual Insurance will also continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) will establish a new schedule of planned premiums. The new schedule will have the same planned annual premium, and the payment intervals will be no more frequent than quarterly. In Corporate Programs, there will generally be no change in planned or scheduled premiums upon discontinuing the employment of an Insured.

Premium Limitations. Every premium payment paid must be at least $20. Total premiums paid under a Policy may not exceed the current maximum premium limitations established by federal tax laws in any Policy Year. The maximum premium limitation for a Policy Year is the sum of the premiums paid under the Policy that will not at any time exceed the guideline premium limitations referred to in Section 7702(c) of the Internal Revenue Code of 1986. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of the maximum premiums will be returned directly to the Owner within 60 days of the end of the Policy Year in which payment is received (unless we agree) and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by Federal tax law. See "Federal Tax Matters" for a further explanation of premium limitations.

Section 7702A creates an additional premium limitation, which, if exceeded, can change the tax status of a Policy to that of a "modified endowment contract." A modified endowment contract is a life insurance contract, from which withdrawals are treated (for tax purposes) (1) as a distribution of any taxable income under the contract, and (2) as a distribution of nontaxable investment in the contract. Also, such withdrawals may be subject to a 10% federal income tax penalty. We have adopted administrative steps designed to notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's classification as a modified endowment contract. (See "Federal Tax Matters.")

Allocation of Net Premiums and Cash Value

Net Premiums. The net premium equals:

  (1) the premium paid; less

  (2) the premium expense charge;

  (3) any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy; and

  (4) the premium tax charge. (See "Charges and Deductions--Premium Expense Charge.")

Allocation of Net Premiums. In the application for a Policy, the Owner indicates how net premiums are to be allocated among the 14 Divisions of the Separate Account. Beginning with the initial premium payment, all premiums will be allocated in accordance with the Owner's instructions upon our receipt of the premiums. However, the minimum percentage, of any allocation to a Division is 10 percent of the net premium, and fractional percentages may not be used.

The allocation for future net premiums may be changed without charge at any time by providing notice in writing directly to us. Any change in allocation will take effect immediately upon our receipt of the written notification. No charge is imposed for changing the allocations of future net premiums.

The Policy's Cash Value also may be transferred between the Divisions of the Separate Account. (See "Policy Rights and Privileges--Transfers.")

The value of amounts allocated to the Divisions will vary with the investment performance of the funds underlying the Divisions. The Owner bears the entire investment risk. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

Policy Lapse and Reinstatement

Lapse. Unlike conventional life insurance policies, the failure to make a premium payment following the initial premium payment will not itself cause a Policy to lapse. However, a Policy can lapse even if planned premiums have been paid. Lapse will occur only when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made. (See also "General Provisions of the Group Contract--Grace Period--Termination.") Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value is not enough to cover the next monthly deduction, premium expense charge, and premium tax charge. We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. (See "Charges and Deductions.") If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit payable.

Reinstatement. The Owner may reinstate a lapsed Policy by written application at any time within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period. Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).

  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount of the repaid loan. The Policy cannot be reinstated if it has been surrendered. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

The effective date of reinstatement will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

                                POLICY BENEFITS

Death Benefit

As long as the Policy remains in force, we will, (upon proof of the Insured's death), pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death. Payment of death benefit proceeds will not be affected by termination of the Group Contract, employer-sponsored insurance program or by termination of an employee's employment.

If a rider permitting the accelerated payment of death benefit proceeds has been added to the Policy, the death benefit may be paid in a single sum prior to the death of the Insured and may be less than otherwise would be paid upon the death of the Insured. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.")

The amount of the death benefit proceeds payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The proceeds may be paid in a single sum or under one or more of the settlement options set forth in the Policy. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Death benefit proceeds will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Option B generally will be the only option presented. The death benefit under either option will never be less than the current Face Amount of the Policy as long as the Policy remains in force. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.") The minimum Face Amount currently is $25,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract or employer sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program.

Option A. Under Option A, the death benefit is:

(1) the current Face Amount of the Policy or, if greater,

(2) the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage Table below. Under Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. Owners who prefer to have favorable investment performance reflected in higher Cash Value for the same Face Amount, rather than increased death benefit, generally should select Option A.

                          APPLICABLE PERCENTAGE TABLE

                         Applicable
Attained Age             Percentage
------------             ----------
40......................    250%
41......................    243
42......................    236
43......................    229
44......................    222
45......................    215
46......................    209
47......................    203
48......................    197
49......................    191
50......................    185
51......................    178
52......................    171
53......................    164
54......................    157
55......................    150
56......................    146
57......................    142
58......................    138
59......................    134
60......................    130

                         Applicable
Attained Age             Percentage
------------             ----------
61......................    128%
62......................    126
63......................    124
64......................    122
65......................    120
66......................    119
67......................    118
68......................    117
69......................    116
70......................    115
71......................    113
72......................    111
73......................    109
74......................    107
75 to 90................    105
91......................    104
92......................    103
93......................    102
94......................    101
95 or older.............    100

The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

Option B. Under Option B, the death benefit is equal to:

  (1) the current Face Amount plus the Cash Value of the Policy or, if greater,

  (2) the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. All other factors equal, for the same premium dollar, Option B Provides lower initial Face Amount resulting in earlier cash accumulation.

Change in Death Benefit Option. After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

If the death benefit option is changed from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Satisfactory evidence of insurability must be submitted directly to us with a request for a change from Option A to Option B. This change may not be made if it would result in a Face Amount of less than $25,000.

If the death benefit option is changed from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change.

A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. No charges will be imposed upon a change from death benefit Option B to Option A. Changing from Option A to Option B, however, will result in a decrease in the Face Amount. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

No change in death benefit option will be permitted that results in the death benefit under a Policy being included in gross income because the federal tax law requirements are not satisfied. (See "Federal Tax Matters.")

Change in Face Amount. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A written request for a change in the Face Amount must be sent directly to us. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") In addition, a change in Face Amount may have federal income tax consequences. (See "Federal Tax Matters.")

Face Amount Decreases. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law (see "Payment and Allocation of

Premiums"), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet those requirements. A decrease in the Face Amount will reduce the Face Amount in the following order:

  (1) The Face Amount provided by the most recent increase;

  (2) The next most recent increases successively; and

  (3) The initial Face Amount.

This order of reduction will be used to determine the amount of subsequent cost of insurance charges (see "Charges and Deductions--Monthly Deduction--Cost of Insurance").

Face Amount Increases. For an increase in the Face Amount, we require that satisfactory evidence of insurability be submitted. If approved, the increase will become effective on the Monthly Anniversary on or following receipt of the satisfactory evidence of insurability. In addition, the Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000. The Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. (See "Charges and Deductions--Monthly Deduction.") An increase in the Face Amount may result in certain additional charges. (See "Charges and Deductions.")

Cancellation of an Increase. An increase in Face Amount may be cancelled within the later of:

  . 20 days from the date the Owner received the new Policy specifications page for the increase;

  . within 10 days of mailing the right to cancellation notice to the Owner;
    or

  . within 45 days after the application for an increase was signed.

Upon cancellation, any additional charges, which would not have been assessed without the increase, will be refunded to the Owner if requested. If a request for a refund is not made, the charges will be restored to the Policy's Cash Value and allocated to Divisions in the same manner as they were deducted. Premiums paid following an increase in Face Amount and prior to the time the right to cancel the increase expires will become part of the Policy's Cash Value and will not be subject to refund. (See "Policy Rights and Privileges-- Right to Examine Policy.")

Methods of Affecting Insurance Protection. An Owner may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Cash Value--in several ways as insurance needs change. Examples include increasing or decreasing the Face Amount, changing the level of premium payments, and, to a lesser extent, making partial withdrawals from the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

  (a) A decrease in the Face Amount will, subject to the applicable percentage limitations (see "Policy Benefits--Death Benefit"), decrease the pure insurance protection and the cost of insurance charges under the Policy without reducing the Cash Value.

  (b) An increase in the Face Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

  (c) An increased level of premium payments will reduce the pure insurance protection if Option A is in effect. However, when the applicable percentage of Cash Value exceeds either the Face Amount (if

     Option A is in effect) or the Cash Value plus the Face Amount (if Option B is in effect), increased premium payments will increase the pure insurance protection. Increased premiums should also increase the amount of funds available to keep the Policy in force.

  (d) A reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable percentage limitations. If the reduced level of premium payments is insufficient to cover monthly deductions or to offset negative investment performance, Cash Value may also decrease, which in turn will increase the possibility that the Policy will lapse. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  (e) A partial withdrawal will reduce the death benefit. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") However, it only affects the amount of pure insurance protection and cost of insurance charges if the death benefit before or after the withdrawal is based on the applicable percentage of Cash Value, because otherwise the decrease in the death benefit is offset by the amount of Cash Value withdrawn. The primary use of a partial withdrawal is to withdraw Cash Value.

Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within seven days after we receive all documentation required. Payment may, however, be postponed in certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") The Owner may decide the form in which the proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the death benefit proceeds to be paid in a single sum or under one or more of the optional methods of settlement described below. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "General Matters Relating to the Policy--Additional Insurance Benefits," and "Charges and Deductions.")

When no election for an optional method of settlement is in force when the Insured dies, the Beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Policy Rights and Privileges--Payment of Policy Benefits.")

An election or change of method of settlement must be in writing. A change in Beneficiary revokes any previous settlement election. Once payments have begun, the settlement option may not be changed.

Cash Value

The Cash Value of the Policy is equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account. The Policy's Cash Value in the Separate Account will reflect:

  . the investment performance of the chosen Divisions;

  . the frequency and amount of net premiums paid;

  . transfers;

  . partial withdrawals;

  . Policy Loans;

  . Loan account interest rate credited; and

  . the charges assessed in connection with the Policy.

An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") There is no guaranteed minimum Cash Value.

Determination of Cash Value. Cash Value is determined on a daily basis. On the Investment Start Date, the Cash Value in a Division will equal the portion of any net premium allocated to the Division, reduced by the portion of the monthly deductions due from the Issue Date through the Investment Start Date allocated to that

Division. Depending upon the length of time between the Issue Date and the Investment Start Date, this amount may be more than the amount of one monthly deduction. (See "Payment and Allocation of Premiums.") Thereafter, on each Valuation Date, the Cash Value in a Division will equal:

  (1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

  (2) Any net premium payments received during the current Valuation Period which are allocated to the Division; plus

  (3) Any loan repayments allocated to the Division during the current Valuation Period; plus

  (4) Any amounts transferred to the Division from another Division during the current Valuation Period; plus

  (5) That portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

  (6) Any amounts transferred from the Division during the current Valuation Period plus transfer charges if any; minus

  (7) Any partial withdrawals plus any partial withdrawal transaction charge, from the Division during the current Valuation Period; minus

  (8) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See "Charges and Deductions.")

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division.

Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation Period is calculated as follows:

  (1) The value of the assets at the end of the preceding Valuation Period;
      plus

  (2) The investment income and capital gains--realized or unrealized-- credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

  (3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

  (4) Any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

  (5) A charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks; divided by

  (6) The value of the assets at the end of the preceding Valuation Period.

The Company may use an equivalent method to determine Cash Value in each Division on each Valuation Date in lieu of the Net Investment Factor method. This method directly determines the units of Cash Value in each Division and the corresponding unit value. Unit value is obtained as follows:

  (1) The value of assets in a Division are obtained by multiplying shares outstanding by the net asset value as of the Valuation Date; minus

  (2) A reduction based upon a charge not to exceed .0024547% of the net assets for each day in the Valuation Period is made (This corresponds to 0.90% per year for mortality and expense risk charge); divided by

  (3) Aggregate units outstanding in the Division at the end of the preceding Valuation Period.

                          POLICY RIGHTS AND PRIVILEGES

Exercising Rights and Privileges Under the Policies

Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by directly notifying us in writing at our Home Office. We will send all reports and other notices described herein or in the Policy directly to the Owner.

Loans

Loan Privileges. After the first Policy Anniversary, the Owner may, by written request directly to us, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where

  . (a) is 85 percent of the Cash Value of the Policy on the date the Policy
    Loan is requested; and

  . (b) is the amount of any outstanding Indebtedness.

Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the loan may exist. The minimum amount that may be borrowed is $100. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Home Office, although payments may be postponed under certain circumstances. (See "General Matters Relating to the Policy-- Postponement of Payments.")

When a Policy Loan is made, Cash Value equal to the amount of the loan will be transferred to the Loan Account as security for the loan. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the Policy's total Cash Value (not including the Cash Value in the Loan Account), at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions.

Loan Account Interest Rate Credited. Cash Value transferred to the Loan Account to secure a Policy Loan will accrue interest daily at an annual rate not less than 5%. The rate is declared by action of our management as authorized by our Board of Directors. The Loan Account interest credited will be transferred to the Divisions: (1) each Policy Anniversary; (2) when a new loan is made; (3) when a loan is partially or fully repaid; and (4) when an amount is needed to meet a monthly deduction.

Interest Rate Charged for Policy Loans. The interest rate charged will be at an annual rate of 8%. Interest charged will be due and payable annually in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, an amount of Cash Value equal to that which is due will be transferred to the Loan Account. (See "Policy Rights and Privileges--Loans--Effect of Policy Loans.") The amount transferred will be deducted from the Divisions in the same proportion that the portion of the Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account.

Effect of Policy Loans. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "Federal Tax Matters.")

Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher.

In addition, if the Indebtedness exceeds the Cash Value on any Monthly Anniversary, the Policy may lapse, subject to a grace period. (See "Charges and Deductions.") A sufficient payment must be made within the later of:

  (1) the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value; or

  (2) 31 days after notice that the Policy will terminate without a sufficient payment has been mailed.

If a sufficient payment is not received, the Policy will lapse and terminate without value. A lapsed Policy may later be reinstated. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

All outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

Repayment of Indebtedness. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in effect. All repayments should be made directly to us. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions in the same proportion that Cash Value in the Loan Account bears to the Cash Value in each Loan Subaccount. A Loan Subaccount exists for each Division. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect their origin.

Surrender and Partial Withdrawals

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender, or make a partial withdrawal of the Policy by sending a written request to us. Any restrictions are described below. The amount available upon surrender is the Cash Surrender Value (described below) at the end of the Valuation Period during which the surrender request is received by us. Amounts payable upon surrender or a partial withdrawal ordinarily will be paid within seven days of receipt of the written request. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Surrender. To effect a surrender, the Policy must be returned to us along with the request, or the request must be accompanied by a completed affidavit of lost Policy. Upon request, we can provide a lost Policy Certificate. Upon surrender, we will pay the Cash Surrender Value to the Owner. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness. Surrender proceeds will be paid in a single sum. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account. The minimum amount of a partial withdrawal, net of any transaction charges, is $500. The minimum amount that can be withdrawn from a Division is $50, or the Policy's Cash Value in a Division, if smaller. The maximum amount that may be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge is equal to the lesser of $25 or 2% of the amount withdrawn. The Owner may allocate the amount withdrawn, subject to the above conditions, among the Divisions. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions in the same proportion that the Policy's Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account), on the date the request for the partial withdrawal is received.

A partial withdrawal will decrease the Face Amount in two situations. First, if the death benefit Option A is in effect and the death benefit equals the Face Amount then the partial withdrawal will decrease the Face Amount, and, thus, the death benefit by an amount equal to the partial withdrawal plus the partial withdrawal transaction charge. Second, if the death benefit equals a percentage of Cash Value (whether Option A or Option B is in effect), then a partial withdrawal will decrease the Face Amount by the amount that the partial withdrawal plus the partial withdrawal transaction charge exceeds the difference between the death benefit and the Face Amount. The death benefit also will be reduced in this circumstance. If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, the partial withdrawal will not reduce the Face Amount, but it will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal plus the partial withdrawal transaction charge. The Face Amount will be decreased in the following order: (1) the Face Amount at issue; and (2) any increases in the same order in which they were issued.

Generally, the partial withdrawal transaction charge will be allocated among the Divisions in the same proportion as the partial withdrawal is allocated. If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge allocated to a Division, the unpaid charges will be allocated equally among the remaining Divisions. In addition, an Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in another Division.

The Face Amount remaining in force after a partial withdrawal may not be less than $25,000. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be approved.

Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See "Policy Benefits--Death Benefit--Methods of Affecting Insurance Protection.")

Transfers

Under the Company's current rules, a Policy's Cash Value (not including amounts credited to the Loan Account), may be transferred among the Divisions available with the Policy. Requests for transfers from or among Divisions must be made in writing directly to us and may be made once each Policy Month. Transfers must be in amounts of at least $250 or, if smaller, the Policy's Cash Value in a Division. We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $250 or the entire Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

Although we currently intend to continue to permit transfers for the foreseeable future, the Policy provides that we may modify the transfer privilege, by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine.

Right to Examine Policy

The Owner may cancel a Policy within 10 days of after receiving it or such longer period if required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

To cancel the Policy, the Owner should mail or deliver the Policy directly to us. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy-- Postponement of Payments.")

As noted above, a request for an increase in Face Amount (see "Policy Benefits--Death Benefit") also may be cancelled. The request for cancellation must be made within the latest of:

  . 20 days from the date the Owner received the new Policy specifications pages for the increase;

  . 10 days of mailing the right to cancellation notice to the Owner; or

  . 45 days after the Owner signed the application for the increase.

Upon cancellation of an increase, the Owner may request that we refund the amount of the additional charges deducted in connection with the increase. This amount will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made absent the increase. (See "Charges and Deductions--Monthly Deduction.") If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. This amount will be allocated among the Divisions in the same manner as it was deducted.

Conversion Right to a Fixed Benefit Policy

Once during the first 24 Policy Months following the Issue Date of the Policy, the Owner may, upon written request, convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. In the event a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. (See "Policy Rights and Privileges-- Eligibility Change Conversion.") No evidence of insurability will be required when this right is exercised. However, we will require that the Policy be in force and that the Owner repay any existing Indebtedness. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

Eligibility Change Conversion

If an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends due to its termination or due to the termination of the employee's employment, the Insured's coverage will continue unless the Policy is no longer in force. Even if the Policy is not in force due to lapse, the right to reinstate and thus to convert a lapsed Policy will not be affected by the change in the employee's eligibility during the reinstatement period.

If a Certificate was issued under the Group Contract, the Certificate will be amended automatically so that it will continue in force as an Individual Policy. The rights, benefits, and guaranteed charges will not be altered by this amendment. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If, at the time the conversion occurs, the Policy is in a grace period (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement"), any premium necessary to prevent the Policy from lapsing must be paid us before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including a Corporate Program or Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. If a Certificate was originally issued to the employee's spouse, the Certificate will be amended automatically as described above. If an Individual Policy was originally issued, the Individual Policy will continue as described above. In addition, if an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

Payment of Benefits at Maturity

If the Insured is living and the Policy is in force, the Company will pay the Cash Surrender Value of the Policy to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") A Policy will mature if and when the Insured reaches Attained Age 95.

Payment of Policy Benefits

A lump sum payment will be made. Provisions for settlement of proceeds different from a lump sum payment may only be made upon written our agreement.

Settlement Options. We may offer settlement options that apply to the payment of death benefit proceeds, as well as to benefits payable at maturity. Once a settlement option is in effect, there will no longer be value in the Separate Account.

Accelerated Death Benefits. We offer certain riders which permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

                             CHARGES AND DEDUCTIONS

We will deduct charges in connection with the Policies to compensate us for providing the insurance benefits set forth in the Policies and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policies. We may realize a profit on one or more of these charges. We may use any such profit for any corporate purpose, including, among other things, payments of sales and distribution expenses.

Premium Expense Charges

Generally, there are no sales charges applicable to the Policies. However, there may be a front-end charge applied to premium payments ("premium expense charge") to certain Policies that would be categorized as individual contracts under OBRA.

Prior to allocation of net premiums among the Divisions, premium payments will be reduced by any premium expense charge. The premium expense charge is equal to a percentage of each premium paid as set forth on the specifications pages of the Policy. The charge will either be zero ("0") or 1%, depending on whether the Policy is determined to be a group or individual contract under OBRA. Among other possible employer-sponsored programs, Corporate Program Policies are deemed to be individual contracts. As a result of OBRA, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a ten year period rather than currently deducting such expenses. A high capitalization expense applies to the deferred acquisition expenses of Policies that are deemed to be individual contracts under OBRA and will result in a significantly higher corporate income tax liability for the Company in early Policy Years. Thus, under Policies that are deemed to be individual contracts under OBRA, we charge 1% of each premium payment for the anticipatee higher corporate income taxes that result from the sale of such a Policy.

The net premium payment is calculated as the premium payment less:

  . the premium expense charge; less

  . any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a Policy; and

  . the premium tax charge (described below).

The sales charges will not change if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

Premium Tax Charge

Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from jurisdiction to jurisdiction. Generally, to cover these premium taxes, premium payments will be reduced by a premium tax charge of 2% from all Policies. However, we may impose a premium tax charge of 2% for premium taxes on premiums received in connection with Policies issued under an Executive Program.

Monthly Deduction

Charges will be deducted monthly from the Cash Value of each Policy ("monthly deduction") to compensate us for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a Policy; (c) the cost of insurance; and (d) the cost of optional benefits added by rider. The monthly deduction will be deducted on the Investment Start Date and on each succeeding Monthly Anniversary. It will be allocated among each Division in the same proportion that a Policy's Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account,) on the date the deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

Monthly Administrative Charge. We are responsible for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, reporting and overhead costs, processing applications, and establishing Policy records. We assess a monthly administration charge from each Policy. The amount of this charge is set forth in the specifications pages of the Policy and depends on the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. The following table sets forth the range of monthly administrative charges under the Policy:

                                                                First Subsequent
                         Eligible Employees                     Year    Years
                         ------------------                     ----- ----------
      250-499.................................................. $5.00   $2.50
      500-999.................................................. $4.75   $2.25
      1000+.................................................... $4.50   $2.00

For Group Contracts or other employer-sponsored insurance programs (1) with fewer than 250 eligible employees, (2) with additional administrative costs, or
(3) that are offered as Executive Programs or Corporate Programs, the monthly administrative charge may be higher, but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program we may modify the above schedule for that Group Contract or other employer-sponsored insurance program. The amount of the administrative charge applicable to a particular Policy will be set forth in specifications pages for that Policy.

Cost of Insurance. The cost of insurance is deducted on each Monthly Anniversary for the next Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any increases in Face Amount. We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month.

Cost of Insurance Rates. The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. We will determine the current cost of insurance rates based on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risk we asume in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. We reserve the right to change criteria on which a rate class will be based in the future.

If gender mix is a factor, we will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, we may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, we reserve the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than 100% of the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the insured is not required to submit to a medical or paramedical examination. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table. Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. Any change in the actual cost of insurance rates will not include changes made to adjust for changes in the gener mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table.)

Net Amount at Risk. The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0040741), less (b) the Cash Value at the beginning of the Policy Month. Dividing the death benefit by 1.0040741 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 5%.

The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

Because the calculation of the net amount at risk is different under Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated. (See "Policy Benefits--Death Benefit," and "Policy Rights and Privileges--Surrender and Partial Withdrawals.")

Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Partial Withdrawal Transaction Charge

A transaction charge which is the lesser of $25 or 2% of the amount withdrawn will be assessed on each partial withdrawal, to cover administrative costs incurred in processing the partial withdrawal.

Separate Account Charges

Mortality and Expense Risk Charge. The Company will deduct a daily charge from the Separate Account at the rate not to exceed .0024547% of the net assets of each Division of the Separate Account. This equals an annual rate of .90% of those net assets. This deduction is guaranteed not to increase for the duration of the Policy. We may realize a profit from this charge and may use this profit to finance distribution expenses.

The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

Federal Taxes. Currently no charge is made to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may make such a charge in the future. Charges for other taxes incurred by the Account may also be made. (See "Federal Tax Matters.")

Expenses of the Funds. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the Funds. (See "Summary of the Policy--Separate Account Charges--Annual Expenses of the Funds" and "The Company, the Separate Accounts, and The Funds.")

                     GENERAL MATTERS RELATING TO THE POLICY

Postponement of Payments

Payment of any amount due from the Separate Account because of surrender, partial withdrawals, election of an accelerated death benefit under a rider, death of the Insured, or the Maturity Date, as well as payments of a Policy loan and transfers, may be postponed whenever:

  (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

  (2) the SEC by order permits postponement for the protection of Owners; or

  (3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank.

The Contract

The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract. All statements made by the Insured in the application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be approved in writing by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

Control of Policy

The Insured will be the Owner of the Policy unless another person is shown as the Owner in the application. Ownership may be changed as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. After the Maturity Date, the Owner cannot change the payee nor the mode of payment, unless otherwise provided in the Policy. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one Owner at a given time, all must exercise the rights of ownership. If the Owner should die, and the Owner is not the Insured, the Owner's interest will go to his or her estate unless otherwise provided.

Beneficiary

The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

Change of Owner or Beneficiary

The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. The Company may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received by us. We will not be liable for any payment made or action taken before we receive the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds.

Policy Changes

We reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

Conformity with Statutes

If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws.

Claims of Creditors

To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

Incontestability

The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable, except for nonpayment of premiums, only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

Assignment

We will be bound by an assignment of a Policy only if: (a) it is in writing;
(b) the original instrument or a certified copy is filed with us at our Home Office; and (c) we send an acknowledged copy to the Owner. We are not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary.

Suicide

Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide at the time of application for the Policy or any increase in Face Amount.

Misstatement of Age and Corrections

If the age of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age.

Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

Additional Insurance Benefits

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. However, some Group Contracts or employer-sponsored insurance programs may not offer each of the additional benefits described below. Certain riders may not be available in all states. In addition, should it be determined that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits will be deducted as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Waiver of Monthly Deductions Rider. Provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled before age 65.

Accidental Death Benefit Rider. Provides additional insurance if the Insured's death results from accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by us that death resulted directly from accidental injury and independently of all other causes; occurred within 120 days from the date of injury; and occurred before the Policy Anniversary nearest age 70 of the Insured.

Children's Life Insurance Rider. Provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

HIV Acceleration of Death Benefits Rider. Provides for the Owner's election an accelerated payment, prior to the death of the Insured upon receipt of satisfactory evidence that the Insured has tested seropositive for the human immunodeficiency virus ("HIV") after both the Policy and rider are issued. We will pay the Policy's death benefit (less any Indebtedness and any term insurance added by riders), calculated on the date that we receive satisfactory evidence that the Insured has tested seropositive for HIV, reduced by a $100 administrative processing fee. We will pay the accelerated benefit to the Owner in a single payment in full settlement of the obligations under the Policy. The rider may be added to the Policy only after the Insured satisfactorily meets certain underwriting requirements which will generally include a negative HIV test result to a blood or other screening test acceptable to us.

The federal income tax consequences associated with (i) adding the HIV Acceleration of Death Benefit Rider or (ii) receiving the benefit provided under the rider are uncertain. Accordingly, we urge you to consult a tax advisor about such consequences before adding the HIV Acceleration of Death Benefit Rider to your Policy or requesting a benefit under the rider.

Accelerated Death Benefit Settlement Option Rider. Provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured (1) has a life expectancy of 12 months or less or (2) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The Accelerated Death Benefit Settlement Option Rider is not available with Corporate Programs.

The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (1) or (2), above, (less any Indebtedness and any term insurance added by other riders) plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

Pursuant to the recently enacted Health Insurance Portability and Accountability Act of 1996, we believe that for federal income tax purposes an accelerated death benefit payment made under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the Insured under the Policy. However, you should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

Records and Reports

We will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent without comment periodic reports for the Funds and a list of the portfolio securities held in each Fund. Receipt of premium payments directly from the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by us for a nominal fee.

                          DISTRIBUTION OF THE POLICIES

Walnut Street Securities, Inc. ("Walnut Street") acts as principal underwriter of the Policies pursuant to an Underwriting Agreement with us. Walnut Street is a wholly-owned subsidiary of GenAmerica Corporation. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers. Walnut Street's Internal Revenue Service employer identification No. is 43-1333368. It is a Missouri corporation formed May 4, 1984. Walnut Street's address is 400 South 4th Street, Suite 1000, St. Louis, MO. 63102. The Policies are distributed by the Company on behalf of Walnut Street or through broker-dealers who have entered into written sales agreements with Walnut Street. No commissions are paid for distribution of the Policies. Sales of the Policies may take place in all states (except New York) and the District of Columbia.

                    GENERAL PROVISIONS OF THE GROUP CONTRACT

Issuance

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office.

Premium Payments

The Contractholder will give planned premium payments for Insureds of the Contractholder or an Associated Company in an amount authorized by the employee to be deducted from his wages. All planned premiums under a Group Contract must be given in advance. The planned premium payment interval is agreed to by the Contractholder and us. Prior to each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

Grace Period

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given.

If the Contractholder does not give premiums prior to the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner. (See "Policy Rights and Privileges--Eligibility Change Conversion.")

Termination

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. New Policies will be issued as described in "Policy Rights and Privileges--Eligibility Change Conversion."

Right to Examine Group Contract

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us.

Entire Contract

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce claim under the Group Contract, unless it is in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

Incontestability

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

Ownership of Group Contract

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

                              FEDERAL TAX MATTERS

Introduction

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service.

Taxation of the Policy

Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") sets forth a definition of a life insurance contract for federal tax purposes. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, while proposed regulations and other interim guidance has been issued, final regulations have not been adopted. In short, guidance as to how Section 7702 is to be applied is limited. The Company nonetheless believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702, issued on July 5, 1991) that the Policy should meet the Section 7702 definition of a life insurance contract. If a Policy were determined not to be a life insurance contract for purposes of
Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy. Therefore, if it is subsequently determined that a Policy does not satisfy Section 7702, we will take whatever steps are appropriate and necessary to attempt to cause such Policy to comply with Section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under Section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, we reserve the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of each Division to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for federal tax purposes. Although we do not control the investment management companies or their investments, the investment management companies have represented that they intend to comply with the diversification requirements prescribed by the Treasury in Reg. Section 1.817-5. Thus, the Company believes that each Division of the Separate Account will be in compliance with the requirements prescribed by the Treasury.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets, for federal income tax purposes, if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If that were determined to be the case, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Premium payments and Policy Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

1. In general. As a life insurance contract, the proceeds and Cash Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under Section 101(a)(1) of the Code.

The exchange of a Policy, a change in the Policy's death benefit option (e.g., a change from Option B to Option A), a change in the Policy's Face Amount, a conversion to a fixed policy, an exchange, a Policy loan, an unscheduled premium payment, a Policy lapse with an outstanding loan, a partial withdrawal, a surrender, or an assignment of the Policy may have federal income tax consequences depending on the circumstances. In addition, federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or Beneficiary. A competent tax advisor should be consulted for further information.

Pursuant to the recently enacted Health Insurance Portability and Accountability Act of 1996, the Company believes that for federal income tax purposes an accelerated death benefit payment made under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the Insured under the Policy. However, you should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

The Policies may be used in various arrangements, such as nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of such Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement. In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Generally, the Owner will not be deemed to be in constructive receipt of the Cash Value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "modified endowment contract". Whether a Policy is or is not classified as a modified endowment contract, upon a complete surrender or lapse of the Policy or when benefits are paid at the maturity date, if the amount received plus the amount of Indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

2. Policies classified as modified endowment contracts. In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven Policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. Further, a Policy that is not otherwise a modified endowment contract may become a modified endowment contract if it is "materially changed." The determination whether a Policy will be a modified endowment contract may become a modified endowment contract if it is "materially changed." The determination whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and the Cash Value at the time of such change and the additional premiums paid in the seven years following the material change.

Due to the Policy's flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy. Moreover, the rules relating to whether a Policy will be treated as a modified endowment contract are extremely complex. Therefore, a current or prospective Policy Owner is strongly advised to retain and consult with a competent advisor before purchasing a Policy, making an unscheduled premium payment on an existing Policy or making any change in an existing Policy, to determine whether the Policy will be treated as a modified endowment contract.

The Company has adopted administrative steps designed to protect a Policy Owner against inadvertently having the Policy become a modified endowment contract. Although the Company cannot provide complete assurance at this time that a Policy will not inadvertently become a modified endowment contract, it is continuing its efforts to enhance its administrative systems to monitor potential modified endowment classifications automatically.

3. Distributions from Policies Classified as Modified Endowment Contracts. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Cash Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from, or secured by, such a Policy (as well as due but unpaid interest that is added to the loan amount) are treated as distributions from such a Policy and taxed accordingly. Third, a 10% additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distributions or loan is made on or after the Policy Owner attains age 59 1/2, is attributable to the Policy Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's Beneficiary.

If a Policy becomes a modified endowment contract after it is issued, distributions made during the Policy year in which it becomes a modified endowment contract, distributions in any subsequent Policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

4. Distributions From Policies Not Classified as Modified Endowment Contracts. Distributions from a Policy that is not a modified endowment contract, and which is not materially changed, or, if materially changed, is not classified as a modified endowment contract after such material change, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit (e.g., partial withdrawal or a change from Option B to Option A) or any other change that reduces benefits under the Policy in the first 15-years after the Policy is issued and that results in a cash distribution to the Policy Owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead, such loans are treated as Indebtedness of the Owner.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10% additional income tax.

5. Policy loan interest. If there is any borrowing against a Policy, the interest paid on the loan generally will not be tax deductible. A Policy Owner should consult a qualified tax adviser before deducting interest on a Policy loan.

6. Investment in the Policy. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Policy Owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

7. Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Policy Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income.

Possible Charge for Taxes

At the present time, the Company makes no charge to the Separate Account for any federal, state or local taxes we incur that may be attributable to the Separate Account or to the Policies. We reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Separate Account or to the Policies.

Possible Changes in Taxation

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the date of the change). A tax advisor should be consulted with respect to legislative developments and their effect on the Policy.

                  SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

The Company holds assets of the Separate Account. The assets are kept physically segregated and held separate and apart from our general assets. We maintain records of all purchases and redemptions of Fund shares by each of the Divisions. Additional protection for the assets of the Separate Account is afforded by a blended executive risk insurance program, including blanket fidelity coverage issued by CNA and Chubb Insurance Companies with a limit of $25 million, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                                 VOTING RIGHTS

To the extent required by law, the Company will vote the shares held in the Separate Account at regular and special shareholder meetings of the underlying Funds in accordance with instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the underlying Funds in its own right, it may elect to do so.

The Owners of Policies ordinarily are the persons having a voting interest in the Divisions of the Separate Account. The number of votes which an Owner has the right to instruct will be calculated separately for each Division. The number of votes which each Owner has the right to instruct will be determined by dividing a Policy's Cash Value in a Division by the net asset value per share of the corresponding Fund in which the Division invests. Fractional shares will be counted. The number of votes of the Fund which the Owner has right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible to vote at the meeting of the underlying Funds. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the underlying Funds.

Because the Funds serve as investment vehicles for this Policy as well as for other variable life insurance policies sold by insurers other than the Company and funded through other separate investment accounts, persons owning the other policies will enjoy similar voting rights. We will vote Fund shares held in the Separate Account for which no timely voting instructions are received and Fund shares that we own as a consequence of accrued charges under the Policies, in proportion to the voting instructions which are received with respect to all Policies participating in a Fund. Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Fund.

Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of or one or more of the Funds or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or by the investment adviser or sub-adviser of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or we determine that the change would have an adverse effect on its general assets in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                                      IMSA

The Company is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

                        STATE REGULATION OF THE COMPANY

We are a stock life insurance company organized under the laws of Missouri and subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Director of Insurance on or before March 1 each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines our liabilities and reserves and the liabilities and reserves of the Separate Account and certifies their adequacy. A full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

In addition, we are subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

Preparing for Year 2000

Like all financial service providers, we utilize systems that may be affected by Year 2000 transition issues and rely on service providers, including the Funds, that also may be affected. We have developed and implemented a Year 2000 transition plan, and sought disclosure from our service providers that they are also so engaged. The resources devoted to this effort have been, and continue to be, substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact. However, as of the date of this prospectus, it is not anticipated that Policy Owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. We have examined our systems and made the necessary changes to ensure proper Year 2000 transition, and put in place the proper processes to ensure continued Year 2000 transition success. The results of that examination have been independently reviewed, but there can be no assurance that we will be completely successful, or that interaction with other service providers will not impair our services at that time.

                           MANAGEMENT OF THE COMPANY

           Name             Principal Occupation(s) During Past Five Years (1)
 ------------------------- ---------------------------------------------------
 Executive Officers (2)
 Carl H. Anderson (4)       President and Chief Executive Officer since June,
                            1986. Vice President, New Ventures, since June
                            1986, General American Life Insurance Co.,
                            St. Louis, Mo. (GenAm).

 Matthew K. Duffy           Vice President and Chief Financial Officer since
                            July, 1996. Formerly Director of Accounting,
                            Prudential Insurance Company of America, March,
                            1987--June, 1996.

 E. Thomas Hughes, Jr. (4)  Treasurer since December, 1994. Corporate Actuary
  General American Life     and Treasurer, GenAm since October, 1994.
  Insurance Company         Executive Vice President--Group Pensions, GenAm
  700 Market Street         January, 1990--October, 1994.
  St. Louis, MO 63101

 Matthew P. McCauley (4)    Vice President and General Counsel since 1984.
  General American Life     Secretary since August, 1981. Vice President and
  Insurance Company         Associate General Counsel, GenAm, since December
  700 Market Street         30, 1995.
  St. Louis, MO 63101

 Craig K. Nordyke (4)       Executive Vice President and Chief Actuary since
                            November, 1996. Vice President and Chief Actuary
                            August, 1990--November, 1996; Second Vice
                            President and Chief Actuary, May, 1987--August,
                            1990.

 John R. Tremmel            Vice President--Operations and System Development
                            since January 1999. Formerly Chief Operating
                            Officer, ISP Alliance, April 1998--December 1998.
                            Vice President and General Manager of National
                            Operations Centers, Norell Corporation, January
                            1995--March 1998. Senior Vice President, Citicorp
                            Insurance Group, September 1986--December 1995.

 Directors (3)

 Richard A. Liddy           Chairman, President, and Chief Executive Officer,
                            GenAm, since May, 1992. President and Chief
                            Operating Officer, GenAm, May, 1988--May, 1992.

 Leonard M. Rubenstein      Chairman and Chief Executive Officer--Conning
                            Corporation and Conning Asset Management Company
                            since January, 1997. Executive Vice President--
                            Investments, GenAm, February, 1991--January, 1997.

 Warren J. Winer            Executive Vice President--Group, GenAm, since
                            September, 1995. Formerly, Managing Director, Wm.
                            M. Mercer, July, 1993--August, 1995; President,
                            WF Corroon, September, 1990--July, 1993.

 Bernard H Wolzenski        Executive Vice President--Individual, GenAm, since
                            November, 1991. Vice President--Life Product
                            Management, GenAm, May, 1989--November, 1991.

 A. Greig Woodring          President, Reinsurance Group of America, Inc.,
                            since May, 1993, and Executive Vice President--
                            Reinsurance, GenAm, since January, 1990.

--------
(1) All positions listed are with the Company unless otherwise indicated.
(2) The principal business address of each person listed is Paragon Life Insurance Company, 100 South Brentwood, St. Louis, MO 63105 unless otherwise noted.

(3) The principal business address of each person listed is General American Life Insurance Company, 700 Market Street, St. Louis, MO 63101, except A. Greig Woodring--Reinsurance Group of America, 660 Mason Ridge Center Drive, St. Louis, MO 63141.
(4) Indicates Executive Officers who are also Directors.

                                 LEGAL MATTERS

Sutherland, Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to aspects of federal securities laws. All matters of Missouri law pertaining to the Policies, including the validity of the Policies and the Company's right to issue the Policies and the Group Contract under Missouri insurance law, and all legal matters relating to the Parent Company's resolution concerning Policies issued by Paragon have been passed upon by Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company.

                               LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                    EXPERTS

The financial statements of the Company and the Separate Account included in this Prospectus and in the registration statement have been included in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

Actuarial matters included in this Prospectus have been examined by Craig K. Nordyke, FSA, MAAA, Executive Vice President and Chief Actuary of the Company, as stated in the opinion filed as an exhibit to the registration statement.

                             ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                              FINANCIAL STATEMENTS

The financial statements of the Company which are included in this Prospectus should be distinguished from the financial statements for the Separate Account included in this Prospectus, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                  DEFINITIONS

Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

Associated Companies--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

Beneficiary--The person(s) named in an Individual Insurance Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

Corporate Program--A category of Policies available, usually as an Individual Policy, in which the sponsoring employer or its designated trust is generally the Owner of the Policy.

Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

Home Office--The service office of the Company, the mailing address of which is 100 South Brentwood, St. Louis, Missouri 63105.

Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

Issue Age--The Insured's Age at his or her last birthday as of the date the Policy is issued.

Issue Date--The effective date of coverage under a Policy. The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium--The premium less any premium expense charge and any charge for premium taxes.

Owner--The Owner of a Policy, as designated in the application or as subsequently changed.

Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

Policy Anniversary--The same date each year as the Issue Date.

Policy Month--A month beginning on the Monthly Anniversary.

Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

Separate Account--The Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

Valuation Date--Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving when the Company is closed.

Valuation Period--The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

[KPMG LOGO]

          10 South Broadway
          Suite 900
          St. Louis, MO 63102-1761


                       INDEPENDENT AUDITOR'S REPORT

The Board of Directors

Paragon Life Insurance Company:

  We have audited the accompanying balance sheets of Paragon Life Insurance Company as of December 31, 1998 and 1997, and the related statements of operations and comprehensive income, stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1998, in conformity with generally accepted accounting principles.

                                          [LOGO SIGNATURE OF KPMG LLP]


February 3, 1999

[LOGO OF FOUR BOXES]

                      PARAGON LIFE INSURANCE COMPANY

                              Balance Sheets

                        December 31, 1998 and 1997

                         (in thousands of dollars)

                                                              1998      1997
                                                            ---------  -------
                          Assets
Fixed maturities, available for sale....................... $  83,384   75,704
Policy loans...............................................    14,135   11,487
Cash and cash equivalents..................................     7,439    5,733
                                                            ---------  -------
    Total cash and invested assets.........................  104,958    92,924
Reinsurance recoverables...................................     1,170    1,733
Deposits relating to reinsured policyholder account
 balances..................................................     6,688    6,416
Accrued investment income..................................     1,545    1,377
Deferred policy acquisition costs..........................    20,602   17,980
Fixed assets and leasehold improvements, net...............     4,504    2,609
Other assets...............................................       105      179
Separate account assets....................................   168,222  118,051
                                                            ---------  -------
    Total assets........................................... $ 307,794  241,269
                                                            =========  =======
           Liabilities and Stockholder's Equity
Policyholder account balances..............................    93,334   85,152
Policy and contract claims.................................     1,672    1,085
Federal income taxes payable...............................       281      163
Other liabilities and accrued expenses.....................     3,943    3,486
Payable to affiliates......................................     2,062    1,620
Due to separate account....................................       183       61
Deferred tax liability.....................................     5,591    4,394
Separate account liabilities...............................   168,222  118,051
                                                            ---------  -------
    Total liabilities...................................... $ 275,288  214,012
                                                            ---------  -------
Stockholder's equity:
  Common stock, par value $25; 100,000 shares authorized;
   82,000 shares issued and outstanding....................     2,050    2,050
  Additional paid-in capital...............................    17,950   17,950
  Accumulated other comprehensive income...................     2,809    1,958
  Retained earnings........................................     9,697    5,299
                                                            ---------  -------
    Total stockholder's equity............................. $  32,506   27,257
                                                            ---------  -------
    Total liabilities and stockholder's equity............. $ 307,794  241,269
                                                            =========  =======

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

             Statements of Operations and Comprehensive Income

               Years ended December 31, 1998, 1997 and 1996

                         (in thousands of dollars)

                                                          1998    1997   1996
                                                         ------- ------ ------
Revenues:
  Policy contract charges............................... $20,437 16,417 13,719
  Net investment income.................................   6,983  6,288  5,663
  Commissions and expense allowances on reinsurance
   ceded................................................     124     10    114
  Net realized investment gains.........................      53     69     72
                                                         ------- ------ ------
    Total revenues......................................  27,597 22,784 19,568
                                                         ======= ====== ======
Benefits and expenses:
  Policy benefits.......................................   4,774  3,876  3,326
  Interest credited to policyholder account balances....   5,228  4,738  4,126
  Commissions, net of capitalized costs.................     167    227     79
  General and administration expenses, net of
   capitalized costs....................................   9,512  7,743  6,798
  Amortization of deferred policy acquisition costs.....   1,150    424    285
                                                         ------- ------ ------
    Total benefits and expenses.........................  20,831 17,008 14,614
                                                         ======= ====== ======
    Income before federal income tax expense............   6,766  5,775  4,954
Federal income tax expense..............................   2,368  1,885  1,738
                                                         ------- ------ ------
Net income.............................................. $ 4,398  3,890  3,216
Other comprehensive income (loss).......................     851  1,636 (1,261)
                                                         ------- ------ ------
Comprehensive income.................................... $ 5,249  5,526  1,955
                                                         ======= ====== ======

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

                    Statements of Stockholder's Equity

               Years ended December 31, 1998, 1997, and 1996

                         (in thousands of dollars)

                                            Accumulated
                                Additional     other     Retained      Total
                         Common  paid-in   comprehensive earnings  stockholder's
                         Stock   capital      income     (deficit)    equity
                         ------ ---------- ------------- --------  -------------
Balance at December 31,
 1995................... $2,050   17,950       1,583      (1,807)     19,776
  Net income............    --       --          --        3,216       3,216
  Other comprehensive
   income...............    --       --       (1,261)        --       (1,261)
                         ------   ------      ------      ------      ------
Balance at December 31,
 1996................... $2,050   17,950         322       1,409      21,731
  Net income............    --       --          --        3,890       3,890
  Other comprehensive
   income...............    --       --        1,636         --        1,636
                         ------   ------      ------      ------      ------
Balance at December 31,
 1997................... $2,050   17,950       1,958       5,299      27,257
  Net income............    --       --          --        4,398       4,398
  Other comprehensive
   income...............    --       --          851         --          851
                         ------   ------      ------      ------      ------
Balance at December 31,
 1998................... $2,050   17,950       2,809       9,697      32,506
                         ======   ======      ======      ======      ======

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

                         Statements of Cash Flows

               Years ended December 31, 1998, 1997 and 1996

                         (in thousands of dollars)

                                                      1998     1997     1996
                                                    --------  -------  -------
Cash flows from operating activities:
  Net income....................................... $  4,398    3,890    3,216
  Adjustments to reconcile net income to net cash
   provided by (used in) operating activities:
    Change in:
      Reinsurance recoverables.....................      563     (892)     407
      Deposits relating to reinsured policyholder
       account balances............................     (272)    (342)    (378)
      Accrued investment income....................     (168)     (79)    (257)
      Federal income tax payable...................      118     (648)     811
      Other assets.................................   (1,821)  (1,280)  (1,019)
      Policy and contract claims...................      587      (23)      12
      Other liabilities and accrued expenses.......      457      782      741
      Payable to affiliates........................      442     (669)     397
      Due to separate account......................      122      (34)    (108)
    Deferred tax expense...........................      740      732      615
    Policy acquisition costs deferred..............   (3,808)  (2,972)  (2,447)
    Amortization of deferred policy acquisition
     costs.........................................    1,150      424      285
    Interest credited to policyholder accounts.....    5,228    4,738    4,126
    Net gain on sales and calls of fixed
     maturities....................................      (53)     (69)     (72)
                                                    --------  -------  -------
Net cash provided by operating activities..........    7,683    3,558    6,329
                                                    --------  -------  -------
Cash flows from investing activities:
  Purchase of fixed maturities.....................  (14,915) (12,557) (15,290)
  Sale or maturity of fixed maturities.............    8,632    5,255    6,860
  Increase in policy loans, net....................   (2,648)  (1,923)  (2,358)
                                                    --------  -------  -------
Net cash used in investing activities..............   (8,931)  (9,225) (10,788)
                                                    --------  -------  -------
Cash flows from financing activities:
  Net policyholder account deposits................    2,954    2,294    6,509
                                                    --------  -------  -------
Net increase (decrease) in cash and cash
 equivalents.......................................    1,706   (3,373)   2,050
Cash and cash equivalents at beginning of year.....    5,733    9,106    7,056
                                                    --------  -------  -------
Cash and cash equivalents at end of year........... $  7,439    5,733    9,106
                                                    ========  =======  =======
Income taxes paid.................................. $ (1,460)  (1,801)    (198)
                                                    ========  =======  =======

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

(1) Summary of Significant Accounting Policies

  Paragon Life Insurance Company (Paragon or the Company) is a wholly owned subsidiary of General American Life Insurance Company (General American or the Parent). Paragon markets universal life and variable universal life insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in the District of Columbia and all states except New York.

  General American has guaranteed that Paragon will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, General American will pay such claim directly to the policyholder if Paragon is unable to make such payment. The guarantee agreement is binding on General American, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than General American's rating.

  The accompanying financial statements are prepared on the basis of generally accepted accounting principles. The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates. Accounts that the Company deems to be sensitive to changes in estimates include deferred policy acquisition costs and contract claims.

  The significant accounting policies of the Company are as follows:

 (a) Recognition of Policy Revenue and Related Expenses

  Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefits and expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

  Policy acquisition costs, such as commissions and certain costs of policy issuance and underwriting, are deferred and amortized in relation to the present value of expected gross profits over the estimated life of the policies.

 (b) Invested Assets

  Investment securities are accounted for at fair value. At December 31, 1998 and 1997, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of taxes, being reflected as accumulated other comprehensive income, a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.

  Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

  Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

                      PARAGON LIFE INSURANCE COMPANY

 (c) Policyholder Account Balances

  Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates of 4% in 1998, 1997 and 1996. The actual crediting rate was 6.5% in 1998 and 1997, and ranged from 6.5% to 7.0% in 1996.

 (d) Federal Income Taxes

  The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  The Company files its federal income tax return on a consolidated basis with its Parent and other subsidiaries. In accordance with a tax allocation agreement between Paragon and General American, taxes are computed as if Paragon was filing its own income tax return, and tax expense (benefit) is paid to, or received from, General American. Paragon recognizes a tax benefit to the extent that its tax losses are utilized by other members of the General American consolidated tax group.

 (e) Reinsurance

  Balances resulting from agreements which transfer funds relating to policyholder account balances have been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

 (f) Deferred Policy Acquisition Costs

  The costs of acquiring new business which vary with, and are primarily related to, the production of new business have been deferred to the extent that such costs are deemed recoverable from future gross profits. Such costs include commissions, premium taxes, as well as certain costs of policy issuance and underwriting. Deferred policy acquisition costs are adjusted for the impact on estimated gross margins of net unrealized gains and losses on investment securities. The estimates of expected gross margins are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date is adjusted by a charge or credit to income.

 (g) Separate Account Business

  The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at fair value.

                      PARAGON LIFE INSURANCE COMPANY

 (h) Fair Value of Financial Instruments

  Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

    Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

    Policy loans--Policy loans are carried at their unpaid balances which approximates fair value.

    Separate account assets and liabilities--The separate account assets are carried at fair value as determined by quoted market prices. Accordingly, the carrying value of separate account liabilities is equal to their fair value since it represents the contractholders' interest in the separate account assets.

    Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

 (i) Cash and Cash Equivalents

  For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

 (j) Reclassifications

  The Company has reclassified the presentation of certain prior period information to conform to the 1998 presentation.

(2) Investments

  The amortized cost and estimated fair value of fixed maturities at December 31, 1998 and 1997 are as follows (000's):

                                                         1998
                                       -----------------------------------------
                                                   Gross      Gross    Estimated
                                       Amortized unrealized unrealized   fair
                                         cost      gains      losses     value
                                       --------- ---------- ---------- ---------
      U.S. Treasury securities........  $ 6,705      267        --       6,972
      Corporate securities............   64,607    4,481       (208)    68,881
      Mortgage-backed securities......    6,854      192        (25)     7,021
      Asset-backed securities.........      500       10        --         510
                                        -------    -----       ----     ------
                                        $78,666    4,950       (233)    83,384
                                        =======    =====       ====     ======

                                                         1997
                                       -----------------------------------------
                                                   Gross      Gross    Estimated
                                       Amortized unrealized unrealized   fair
                                         cost      gains      losses     value
                                       --------- ---------- ---------- ---------
      U.S. Treasury securities........  $ 4,472      131        --       4,603
      Corporate securities............   56,973    3,098       (142)    59,929
      Mortgage-backed securities......    9,124      233        (48)     9,309
      Asset-backed securities.........    1,762      101        --       1,863
                                        -------    -----       ----     ------
                                        $72,331    3,563       (190)    75,704
                                        =======    =====       ====     ======

                      PARAGON LIFE INSURANCE COMPANY

  The amortized cost and estimated fair value of fixed maturities at December 31, 1998, by contractual maturity, are shown below (000's). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                       Estimated
                                                             Amortized   fair
                                                               cost      value
                                                             --------- ---------
      Due in one year or less...............................  $   605      616
      Due after one year through five years.................   20,733   21,528
      Due after five years through ten years................   12,600   13,338
      Due after ten years through twenty years..............   37,873   40,881
      Mortgage-backed securities............................    6,855    7,021
                                                              -------   ------
                                                              $78,666   83,384
                                                              =======   ======

  Proceeds from sales of fixed maturities during 1998, 1997 and 1996 were $4,069,000, $1,328,585 and $4,129,254 respectively. Gross gains of $53,180,
$68,876 and $71,604 were realized on those sales in 1998, 1997 and 1996, respectively.

  The sources of net investment income follow (000s):

                                                            1998   1997   1996
                                                           ------  -----  -----
      Fixed Maturities.................................... $5,603  4,941  4,626
      Short-term investments..............................    535    608    449
      Policy loans and other..............................    924    807    680
                                                           ------  -----  -----
                                                           $7,062  6,356  5,755
      Investment expenses.................................    (79)   (68)   (92)
                                                           ------  -----  -----
          Net investment income........................... $6,983  6,288  5,663
                                                           ======  =====  =====

  A summary of the components of the net unrealized appreciation
(depreciation) on invested assets carried at fair value is as follows (in
000's):

                                                           1998     1997   1996
                                                          -------  ------  ----
      Unrealized appreciation (depreciation):
        Fixed maturities available-for-sale.............. $ 4,717   3,373   513
        Deferred policy acquisition costs................    (396)   (361)  (17)
      Deferred income taxes..............................  (1,512) (1,054) (174)
                                                          -------  ------  ----
      Net unrealized appreciation (depreciation)......... $ 2,809   1,958   322
                                                          =======  ======  ====

  The Company has fixed maturities on deposit with various state insurance departments with an amortized cost of approximately $4,121,000 and $3,982,000 at December 31, 1998 and 1997, respectively.

(3) Reinsurance

  The Company reinsures certain risks with other insurance companies above a maximum retention amount (currently $50,000) to help reduce the loss on any single policy.

                      PARAGON LIFE INSURANCE COMPANY

  Premiums and related reinsurance amounts for the years ended December 31, 1998, 1997 and 1996 as they relate to transactions with affiliates are summarized as follows (000's):

                                                            1998    1997   1996
                                                           ------- ------ ------
      Reinsurance transactions with affiliates:
        Premiums for reinsurance ceded.................... $14,723 13,001 10,264
        Policy benefits ceded.............................  17,071 14,070  6,274
        Commissions and expenses ceded....................     123    195    114
        Reinsurance recoverables..........................   1,109  1,661    774

  Ceded premiums and benefits to nonaffiliates for 1998, 1997 and 1996 were insignificant.

(4) Deferred Policy Acquisition Costs

  A summary of the policy acquisition costs deferred and amortized is as follows (000's):

                                                         1998     1997    1996
                                                        -------  ------  ------
      Balance at beginning of year....................  $17,980  15,776  13,006
      Policy acquisition costs deferred...............    3,808   2,972   2,447
      Policy acquisition costs amortized..............   (1,150)   (424)   (285)
      Deferred policy acquisition costs relating to
       change in unrealized (gain) loss on investments
       available for sale.............................     (36)   (344)     608
                                                        -------  ------  ------
      Balance at end of year..........................  $20,602  17,980  15,776
                                                        =======  ======  ======

(5) Federal Income Taxes

  The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows (000s):

                                                               1998  1997  1996
                                                              ------ ----- -----
      Current tax (benefit) expense.......................... $1,628 1,153 1,123
      Deferred tax expense...................................    740   732   615
                                                              ------ ----- -----
      Federal income tax expense............................. $2,368 1,885 1,738
                                                              ====== ===== =====

  A reconciliation of the Company's "expected" federal income tax expense, computed by applying the federal U.S. corporate tax rate of 35% to income from operations before federal income tax, is as follows (000s):

                                                              1998  1997   1996
                                                             ------ -----  -----
      Computed "expected" tax expense....................... $2,368 2,022  1,734
      Other, net............................................      0  (137)     4
                                                             ------ -----  -----
      Federal income tax expense............................ $2,368 1,885  1,738
                                                             ====== =====  =====

                      PARAGON LIFE INSURANCE COMPANY

  The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 1998 and 1997 are presented below (000's):

                                                               1998  1997  1996
                                                              ------ ----- -----
      Deferred tax assets:
        Unearned reinsurance allowances...................... $  218   217   153
        Policy and contract liabilities......................    709 1,031 1,305
        Tax capitalization of acquisition costs..............  2,147 1,755 1,386
        Other, net...........................................     58    76    69
                                                              ------ ----- -----
          Total deferred tax assets.......................... $3,132 3,079 2,913
                                                              ====== ===== =====
      Deferred tax liabilities:
        Unrealized gain on investments....................... $1,512 1,054   174
        Deferred policy acquisition costs....................  7,211 6,419 5,520
                                                              ------ ----- -----
          Total gross deferred tax liabilities............... $8,723 7,473 5,694
                                                              ------ ----- -----
          Net deferred tax liabilities....................... $5,591 4,394 2,781
                                                              ====== ===== =====

  The Company believes that a valuation allowance with respect to the realization of the total gross deferred tax asset is not necessary. In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company files a consolidated tax return with its Parent. Realization of the gross tax asset will not be dependent solely on the Company's ability to generate its own taxable income. General American has a proven history of earnings and it appears more likely than not that the Company's gross deferred tax asset will ultimately be fully realized.

(6) Related-Party Transactions

  Paragon purchases certain administrative services from General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 1998, 1997 and 1996 were $1,513,433, $1,348,198 and $1,250,396, respectively. See Note 3 for reinsurance transactions with affiliates.

(7) Pension Plan

  Associates of Paragon participate in a non-contributory multi-employer defined benefit pension plan jointly sponsored by Paragon and General American. The benefits are based on years of service and compensation level. No pension expense was recognized in 1998, 1997 or 1996 due to overfunding of the plan.

  In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the Company for the incentive plan were $188,316, $198,972 and $80,434 for 1998, 1997 and 1996, respectively.

  Paragon provides for certain health care and life insurance benefits for retired employees. The Company accounts for these benefits in accordance with SFAS No. 106--Employer's Accounting for Postretirement Benefits Other Than Pensions. The amounts involved are not material.

(8) Statutory Financial Information

  The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting which varies in some

                      PARAGON LIFE INSURANCE COMPANY
respects from generally accepted accounting principles (GAAP). Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of policy and contract liabilities computed using required valuation standards which may vary in methodology utilized; (3) nonprovision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; (5) valuation of investments in fixed maturities at amortized cost; (6) net presentation of reinsurance balances; and (7) recognition of deposits and withdrawals on universal life policies as revenues and expenses.

  The stockholder's equity (surplus) and net income (loss) of the Company at December 31, 1998, 1997 and 1996, as determined using statutory accounting practices, is summarized as follows (000's):

                                                          1998    1997   1996
                                                         ------- ------ ------
      Statutory surplus as reported to regulatory
       authorities...................................... $10,500 10,725 10,751
      Net income (loss) as reported to regulatory
       authorities...................................... $ 1,596  1,397    982

(9) Dividend Restrictions

  Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends which can be paid without prior approval of the insurance commissioner is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 1998 without prior notice or approval is $1,596,000. Paragon did not pay dividends in 1998, 1997 or 1996.

(10) Risk-Based Capital

  The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital (RBC) requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

  The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 1998, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

(11) Commitments and Contingencies

  The Company leases certain of its facilities and equipment under noncancellable leases the majority of which expires March 2001. The future minimum lease obligations under the terms of the leases are summarized as follows (000s):

      Year ended December 31:
        1999............................................................. $  626
        2000.............................................................    598
        2001.............................................................    256
        2002.............................................................     53
                                                                          ------
                                                                          $1,533
                                                                          ======

  Rent expense totaled $489,999, $433,864 and $388,976 in 1998, 1997 and 1996,
respectively.

                      PARAGON LIFE INSURANCE COMPANY

                Notes to Financial Statements--(Concluded)

(12) Comprehensive Income

  In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income", effective for years beginning after December 15, 1997. SFAS No. 130 establishes standards for reporting and display of comprehensive income and its components (revenues, expenses, gains and losses) in a full set of general-purpose financial statements. The most significant items of comprehensive income are net income and changes in unrealized gains and losses on securities. The adoption of SFAS No. 130 does not affect results of operations or financial position, but affects their presentation and disclosure. The Company has adopted SFAS No. 130 as of January 1, 1998, and the following summaries present the components of the Company's comprehensive income, other than net income, for the periods ending December 31, 1998, 1997 and 1996 (000s):

                                                              1998
                                                     -------------------------
                                                     Before-     Tax     Net-
                                                       Tax    (Expense) of-Tax
                                                     Amount   Benefit   Amount
                                                     -------  --------  ------
      Unrealized holding gains arising during
       period....................................... $ 1,361    (476)      885
      Less: reclassification adjustment for gains
       realized in net income.......................     (53)     19       (34)
                                                     -------    ----    ------
      Other comprehensive income....................   1,308    (457)      851
                                                     -------    ----    ------

                                                              1997
                                                     -------------------------
                                                     Before-     Tax     Net-
                                                       Tax    (Expense) of-Tax
                                                     Amount   Benefit   Amount
                                                     -------  --------  ------
      Unrealized holding gains arising during
       period....................................... $ 2,585    (904)    1,681
      Less: reclassification adjustment for gains
       realized in net income.......................     (69)     24       (45)
                                                     -------    ----    ------
      Other comprehensive income....................   2,516    (880)    1,636
                                                     -------    ----    ------

                                                              1996
                                                     -------------------------
                                                     Before-     Tax     Net-
                                                       Tax    (Expense) of-Tax
                                                     Amount   Benefit   Amount
                                                     -------  --------  ------
      Unrealized holding gains arising during
       period....................................... $(1,868)    654    (1,214)
      Less: reclassification adjustment for gains
       realized in net income.......................     (72)     25       (47)
                                                     -------    ----    ------
      Other comprehensive income (loss).............  (1,940)    679    (1,261)
                                                     -------    ----    ------

                                  [KPMG LOGO]

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company and
 Policyholders of Separate Account B's Scudder Divisions:

  We have audited the accompanying statements of net assets, including the schedule of investments, of the Money Market, International, Capital Growth, Balanced, Bond, Growth and Income, and Global Discovery Divisions of Paragon Separate Account B as of December 31, 1998, and related statements of operations and changes in net assets for the periods presented. These financial statements are the responsibility of Paragon Separate Account B's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1998 by correspondence with the Scudder Variable Life Investment Fund. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Money Market, International, Capital Growth, Balanced, Bond, Growth and Income, and Global Discovery Divisions of Paragon Separate Account B as of December 31, 1998, and the results of their operations and changes in their net assets for the periods presented, in conformity with generally accepted accounting principles.

[KPMG SIGNATURE LOGO]
April 2, 1999

[KPMG 4-SQUARES LOGO]

                           PARAGON SEPARATE ACCOUNT B

                            STATEMENTS OF NET ASSETS
                               December 31, 1998

                          Money                  Capital                    Growth &  Global
                          Market  International  Growth   Balanced   Bond    Income  Discovery
                         Division   Division    Division  Division Division Division Division
                         -------- ------------- --------- -------- -------- -------- ---------
Net Assets:
  Investments in Scudder
   Investments, at
   Market Value (See
   Schedule of
   Investments.......... $77,390     603,661    1,553,902 746,033  177,500  357,104     573
  Receivable(payable)
   from/to Paragon Life
   Insurance Company....     221       2,350       11,968  14,035      422      931     --
                         -------     -------    --------- -------  -------  -------    ----
    Total Net Assets....  77,611     606,011    1,565,870 760,068  177,922  358,035     573
                         =======     =======    ========= =======  =======  =======    ====
  Group Variable Univer-
   sal Life Cash Value
   Invested in Separate
   Account..............  77,611     606,011    1,565,870 760,068  177,922  358,035     573
                         -------     -------    --------- -------  -------  -------    ----
                         $77,611     606,011    1,565,870 760,068  177,922  358,035     573
                         =======     =======    ========= =======  =======  =======    ====
Total Units Held........  64,421      35,777       51,535  39,810   19,458   26,465      71
Net Asset Value Per
 Unit................... $  1.20       16.94        30.38   19.09     9.14    13.53    8.06
Cost of Investments..... $77,390     517,133    1,096,376 572,381  176,965  336,244     514
                         =======     =======    ========= =======  =======  =======    ====




                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                           STATEMENTS OF OPERATIONS

 For the Years Ended December 31, 1998, 1997, and 1996, except for the Global
                              Discovery Division
  which is for the period from May 15, 1998 (Inception) to December 31, 1998.

                                                    International
                        Money Market Division         Division          Capital Growth Division    Balanced Division
                        ----------------------  ---------------------- ------------------------- ---------------------
                         1998    1997    1996    1998     1997   1996    1998     1997    1996    1998    1997   1996
                        ------- ------  ------  -------  ------ ------ --------- ------- ------- ------- ------ ------
Investment Income:
 Dividend Income....... $ 2,514  1,697   1,156    9,586   6,239  6,611   10,625   67,231   7,660  16,634 12,268  8,168
Expenses:
 Mortality and Expense
 Charge................     364    260     211    4,279   3,814  3,190   10,303    8,396   5,890   4,734  3,712  2,869
                        ------- ------  ------  -------  ------ ------  -------  ------- ------- ------- ------ ------
   Net Investment
   Income (Expense)....   2,150  1,437     945    5,307   2,425  3,421      322   58,835   1,770  11,900  8,556  5,299
Net Realized Gain on
Investments
 Realized Gain from
 Distributions.........     --     --      --    63,044   3,268    --    67,200    2,366  40,680  26,776 20,984  6,958
 Proceeds from Sales...  11,296 18,673   6,474  112,597  68,547 64,427  264,342  149,231 113,945  83,851 70,741 60,612
 Cost of Investments
 Sold..................  11,296 18,673   6,474  100,354  56,471 56,562  202,151  104,692  92,669  69,758 56,070 51,183
                        ------- ------  ------  -------  ------ ------  -------  ------- ------- ------- ------ ------
   Net Realized Gain on
   Investments.........     --     --      --    75,287  15,344  7,865  129,391   46,905  61,956  40,869 35,655 16,387
Net Unrealized Gain
(Loss) on Investments:
 Unrealized Gain
 (Loss) Beginning of
 Year..................     --     --      --    78,522  59,971 25,477  316,515  120,746  72,588  97,262 43,162 32,744
 Unrealized Gain
 (Loss) End of Year....     --     --      --    86,528  78,522 59,971  457,526  316,515 120,746 173,652 97,262 43,162
                        ------- ------  ------  -------  ------ ------  -------  ------- ------- ------- ------ ------
 Net Unrealized Gain
 (Loss) on
 Investments...........     --     --      --     8,006  18,551 34,494  141,011  195,769  48,158  76,390 54,100 10,418
                        ------- ------  ------  -------  ------ ------  -------  ------- ------- ------- ------ ------
   Net Gain (Loss) on
   Investments.........     --     --      --    83,293  33,895 42,359  270,402  242,674 110,114 117,259 89,755 26,805
                        ------- ------  ------  -------  ------ ------  -------  ------- ------- ------- ------ ------
Increase (Decrease) in
Assets Resulting from
Operations............. $ 2,150  1,437     945   88,600  36,320 45,780  270,724  301,509 111,884 129,159 98,311 32,104
                        ======= ======  ======  =======  ====== ======  =======  ======= ======= ======= ====== ======
                                                   Growth & Income      Global
                            Bond Division             Division         Discovery
                        ----------------------  ---------------------- ---------
                         1998    1997    1996    1998     1997   1996    1998
                        ------- ------  ------  -------  ------ ------ ---------
Investment Income:
 Dividend Income....... $ 8,740  5,950   7,646    6,710   3,833  1,558      --
Expenses:
 Mortality and Expense
 Charge................   1,121    930     840    2,254   1,275    562        1
                        ------- ------  ------  -------  ------ ------  -------
   Net Investment
   Income (Expense)....   7,619  5,020   6,806    4,456   2,558    996       (1)
Net Realized Gain on
Investments............
 Realized Gain from
 Distributions.........     481  1,659     --    15,633   3,309    208
 Proceeds from Sales...  30,061 27,553  14,092   67,098  26,569 50,395       52
 Cost of Investments
 Sold..................  30,206 24,606  12,863   62,590  22,348 45,641       51
                        ------- ------  ------  -------  ------ ------  -------
   Net Realized Gain on
   Investments.........     336  4,606   1,229   20,141   7,530  4,962        1
Net Unrealized Gain
(Loss) on Investments:
 Unrealized Gain
 (Loss) Beginning of
 Year..................      35     51   5,666   37,619   7,630  1,300      --
 Unrealized Gain
 (Loss) End of Year....     535     35      51   20,860  37,619  7,630       59
                        ------- ------  ------  -------  ------ ------  -------
 Net Unrealized Gain
 (Loss) on
 Investments...........     500    (16) (5,615) (16,759) 29,989  6,330       59
                        ------- ------  ------  -------  ------ ------  -------
   Net Gain (Loss) on
   Investments.........     836  4,590  (4,386)   3,382  37,519 11,292       60
                        ------- ------  ------  -------  ------ ------  -------
Increase (Decrease) in
Assets Resulting from
Operations............. $ 8,455  9,610   2,420    7,838  40,077 12,288       59
                        ======= ======  ======  =======  ====== ======  =======

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B

                      STATEMENTS OF CHANGES IN NET ASSETS

  For the Years Ended December 31, 1998, 1997 and 1996, except for the Global
                           Discovery Division which
     is for the period from May 15, 1998 (inception) to December 31, 1998

                           Money Market Division   International Division      Capital Growth Division
                          ------------------------ ------------------------  ----------------------------
                            1998    1997    1996    1998    1997     1996      1998       1997     1996
                          -------- ------- ------- ------- -------  -------  ---------  --------- -------
Operations:
 Net Investment Income
 (Expense)..............  $  2,150   1,437     945   5,307   2,425    3,421        322     58,835   1,770
 Net Realized Gain
 (Loss) on Investments..       --      --      --   75,287  15,344    7,865    129,391     46,905  61,956
 Net Unrealized Gain
 (Loss) on Investments..       --      --      --    8,006  18,551   34,494    141,011    195,769  48,158
                          -------- ------- ------- ------- -------  -------  ---------  --------- -------
 Increase (Decrease) in
 Net Assets Resulting
 from Operations........     2,150   1,437     945  88,600  36,320   45,780    270,724    301,509 111,884
 Net Deposits into Sep-
 arate Account..........    42,677   5,480   7,609   5,924  73,456   90,073     75,940    140,956 186,952
                          -------- ------- ------- ------- -------  -------  ---------  --------- -------
   Increase in Net As-
   sets.................    44,827   6,917   8,554  94,524 109,776  135,853    346,664    442,465 298,836
Net Assets, Beginning of
Year....................    32,784  25,867  17,313 511,487 401,711  265,858  1,219,206    776,741 477,905
                          -------- ------- ------- ------- -------  -------  ---------  --------- -------
Net Assets, End of Year.  $ 77,611  32,784  25,867 606,011 511,487  401,711  1,565,870  1,219,206 776,741
                          ======== ======= ======= ======= =======  =======  =========  ========= =======
                                                                                                           Global
                             Balanced Division          Bond Division         Growth & Income Division    Discovery
                          ------------------------ ------------------------  ---------------------------- ---------
                            1998    1997    1996    1998    1997     1996      1998       1997     1996     1998
                          -------- ------- ------- ------- -------  -------  ---------  --------- ------- ---------
Operations:
 Net Investment Income
 (Expense)..............  $ 11,900   8,556   5,299   7,619   5,020    6,806      4,456      2,558     996     (1)
 Net Realized Gain
 (Loss) on Investments..    40,869  35,655  16,387     336   4,606    1,229     20,141      7,530   4,962      1
 Net Unrealized Gain
 (Loss) on Investments..    76,390  54,100  10,418     500     (16)  (5,615)   (16,759)    29,989   6,330     59
                          -------- ------- ------- ------- -------  -------  ---------  --------- -------    ---
 Increase (Decrease) in
 Net Assets Resulting
 from Operations........   129,159  98,311  32,104   8,455   9,610    2,420      7,838     40,077  12,288     59
 Net Deposits into Sep-
 arate Account..........    93,743  69,393  93,679  41,324  14,364   31,680    131,034     97,894   6,848    514
                          -------- ------- ------- ------- -------  -------  ---------  --------- -------    ---
   Increase in Net As-
   sets.................   222,902 167,704 125,783  49,779  23,974   34,100    138,872    137,971  68,661    573
Net Assets, Beginning of
Year....................   537,166 369,462 243,679 128,143 104,169   70,069    219,163     81,192  12,531    --
                          -------- ------- ------- ------- -------  -------  ---------  --------- -------    ---
Net Assets, End of Year.  $760,068 537,166 369,462 177,922 128,143  104,169    358,035    219,163  81,192    573
                          ======== ======= ======= ======= =======  =======  =========  ========= =======    ===


                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT B
                         Notes to Financial Statements

                               December 31, 1998

(1) Organization

  Paragon Life Insurance Company (Paragon) established Paragon Separate Account B on January 4, 1991. Paragon Separate Account B (the Separate Account) commenced operations on March 3, 1994 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Division options included herein commenced operations on March 3, 1994. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided into Divisions, seven of which invest exclusively in shares of a single fund of Scudder Variable Life Investment Fund (Scudder), an open-end, diversified management investment company. These funds are the Money Market Fund, International Fund, Capital Growth Fund, Balanced Fund, Bond Fund, Growth and Income Fund and Global Discovery Fund (the Funds). Policyholders have the option of directing their premium payments into any or all of the Divisions.

(2) Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 Investments

  The Separate Account's investments in the Funds of Scudder are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends received are immediately reinvested on the ex-dividend date.

 Federal Income Taxes

  The operations of the Separate Account are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.

 Use of Estimates

  The preparation of financial statements requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

(3) Policy Charges

  Charges are deducted from the policies and the Separate Account to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

 Premium Expense Charge

  Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge is determined by the costs associated with distributing the policy and, if applicable, is equal to 1% of the premium paid. The premium expense charge compensates Paragon for providing the

                          PARAGON SEPARATE ACCOUNT B
insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some policies have a premium tax assessment equal to 2% or 2.25% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.

 Monthly Expense Charge

  Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.

 Cost of Insurance

  The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

 Optional Rider Benefits Charge

  The monthly deduction charge for any additional benefits provided by rider.

 Surrender or Contingent Deferred Sales Charge

  During the first policy year, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.

 Mortality and Expense Charge

  In addition to the above contract charges, a daily charge against the operations of each division is made for the mortality and expense risks assumed by Paragon. Paragon deducts a daily charge from the Separate Account at the rate of .00206% of the net assets of each division of the Separate Account which equals an annual rate of .75% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                          PARAGON SEPARATE ACCOUNT B

(4) Purchases and Sales of Scudder Investment Series Shares

  For the years ended December 31, 1998, 1997, and 1996 except for the Global Discovery Division which is for the period from May 15, 1998 (Inception) to December 31, 1998; purchases and proceeds from sales of Scudder Variable Life Investment Funds were as follows:

                         Money Market Division International Division  Capital Growth Division
                         --------------------- ----------------------- -----------------------
                          1998    1997   1996   1998    1997    1996    1998    1997    1996
                         ------- ------ ------ ------- ------- ------- ------- ------- -------
Purchases............... $53,364 23,916 13,868 111,520 138,552 151,355 317,123 282,658 294,894
Sales................... $11,296 18,673  6,474 112,597  68,547  64,427 264,342 149,231 113,945
                         ======= ====== ====== ======= ======= ======= ======= ======= =======

                                                                           Growth & Income      Global
                            Balanced Division        Bond Division            Division         Discovery
                         ------------------------ -------------------- ----------------------- ---------
                           1998    1997    1996    1998   1997   1996   1998    1997    1996     1998
                         -------- ------- ------- ------ ------ ------ ------- ------- ------- ---------
Purchases............... $158,435 136,801 151,544 69,750 41,077 44,942 194,789 123,344 106,656    565
Sales................... $ 83,851  70,741  60,612 30,061 27,553 14,092  67,098  26,569  50,395     52
                         ======== ======= ======= ====== ====== ====== ======= ======= =======    ===

(5) Accumulation of Unit Activity

  The following is a reconciliation of the accumulation of unit activity for the years ended December 31, 1998, 1997, and 1996, except for the Global Discovery Division which is for the period from May 15, 1998 (Inception) to December 31, 1998:

                             Money Market        International        Capital Growth
                               Division             Division             Division
                         -------------------- -------------------- --------------------
                          1997   1996   1995   1997   1996   1995   1997   1996   1995
                         ------ ------ ------ ------ ------ ------ ------ ------ ------
Net Increase in Units
 Deposits............... 45,369 21,325 12,898  7,107 10,046 12,404 11,935 13,559 17,686
 Withdrawals............  9,370 16,319  5,806  6,829  4,720  4,940  9,447  6,577  6,420
                         ------ ------ ------ ------ ------ ------ ------ ------ ------
   Net Increase in Unit. 35,999  5,006  7,092    278  5,326  7,464  2,488  6,982 11,266
Outstanding Units,
 Beginning of Year...... 28,422 23,416 16,324 35,499 30,173 22,709 49,047 42,065 30,799
                         ------ ------ ------ ------ ------ ------ ------ ------ ------
Outstanding Units, End
 of Year................ 64,421 28,422 23,416 35,777 35,499 30,173 51,535 49,047 42,065
                         ====== ====== ====== ====== ====== ====== ====== ====== ======

                                                                                         Global
                                                                     Growth & Income    Discovery
                          Balanced Division      Bond Division           Division       Division
                         -------------------- -------------------- -------------------- ---------
                          1998   1997   1996   1998   1997   1996   1998   1997   1996    1998
                         ------ ------ ------ ------ ------ ------ ------ ------ ------ ---------
Net Increase in Units
 Deposits............... 10,163 10,116 12,690  7,938  5,071  5,817 14,262 11,243 11,954     78
 Withdrawals............  4,734  4,939  4,836  3,295  3,293  1,717  4,975  2,275  5,278      7
                         ------ ------ ------ ------ ------ ------ ------ ------ ------    ---
   Net Increase in Unit.  5,429  5,177  7,854  4,643  1,778  4,100  9,287  8,968  6,676     71
Outstanding Units,
 Beginning of Year...... 34,381 29,204 21,350 14,815 13,037  8,937 17,178  8,210  1,534    --
                         ------ ------ ------ ------ ------ ------ ------ ------ ------    ---
Outstanding Units, End
 of Year................ 39,810 34,381 29,204 19,458 14,815 13,037 26,465 17,178  8,210     71
                         ====== ====== ====== ====== ====== ====== ====== ====== ======    ===

                          PARAGON SEPARATE ACCOUNT B

(6)--Reconciliation of Gross and Net Deposits into the Separate Account

  Deposits into the Separate Account purchase shares of Scudder Variable Life Investment Fund. Net deposits represent the amount available for investment in such shares after deduction of premium expense charges, monthly expense charges, cost of insurance and the cost of optional benefits added by rider. The following is a summary of net deposits made for the years ended December 31, 1998, 1997, and 1996, except for the Global Discovery Division which is for the period from May 15, 1998 (Inception) to December 31, 1998:

                               Money Market               International              Capital Growth
                                 Division                   Division                    Division
                         --------------------------  -------------------------  --------------------------
                           1998     1997     1996     1998     1997     1996      1998     1997     1996
                         --------  -------  -------  -------  -------  -------  --------  -------  -------
Total Gross Deposits.... $ 25,225   18,433   17,177  164,286  172,592  183,290   377,928  334,899  333,168
Surrenders and
 Withdrawals............     (505) (13,596)  (1,433) (84,896) (30,987) (20,546) (150,589) (56,497) (19,152)
Transfers Between Funds
 and General Account....   25,891    8,319   (1,387) (15,319) (12,712) (10,737)     (101)  (1,888)  (9,053)
                         --------  -------  -------  -------  -------  -------  --------  -------  -------
   Total Gross Deposits
    net of Surrenders,
    Withdrawals, and
    Transfers...........   50,611   13,156   14,357   64,071  128,893  152,007   227,238  276,514  304,963

Deductions:
 Premium Expense
  Charges...............      740      543      501    4,819    5,084    5,346    11,085    9,865    9,718
 Monthly Expense
  Charges...............      497      433      305    3,685    4,050    4,714     9,690    7,859    8,860
 Cost of Insurance and
  Optional Benefits.....    6,697    6,700    5,942   49,643   46,303   51,874   130,523  117,834   99,433
                         --------  -------  -------  -------  -------  -------  --------  -------  -------
   Total Deductions.....    7,934    7,676    6,748   58,147   55,437   61,934   151,298  135,558  118,011
                         --------  -------  -------  -------  -------  -------  --------  -------  -------
Net Deposits from
 Policyholders.......... $ 42,677    5,480    7,609    5,924   73,456   90,073    75,940  140,956  186,952
                         ========  =======  =======  =======  =======  =======  ========  =======  =======

                                 Balanced                     Bond                  Growth & Income          Global
                                 Division                   Division                    Division            Discovery
                         --------------------------  -------------------------  --------------------------  ---------
                           1998     1997     1996     1998     1997     1996      1998     1997     1996      1998
                         --------  -------  -------  -------  -------  -------  --------  -------  -------  ---------
Total Gross Deposits.... $208,733  168,771  183,446   79,806   52,193   54,516   209,544  129,485   83,186    1,239
Surrenders and
 Withdrawals............  (28,227) (34,296) (19,050)  (4,783)  (9,875)  (3,481)  (17,789)  (7,167) (37,530)     (11)
Transfers Between Funds
 and General Account....  (14,287)  (2,412)  (9,771) (12,203)  (9,318)  (1,088)    1,021   15,123   32,036      --
                         --------  -------  -------  -------  -------  -------  --------  -------  -------    -----
   Total Gross Deposits
    net of Surrenders,
    Withdrawals, and
    Transfers...........  166,219  132,063  154,625   62,820   33,000   49,947   192,776  137,441   77,692    1,228

Deductions:
 Premium Expense
  Charges...............    6,122    4,971    5,351    2,341    1,537    1,590     6,146    3,814    2,426       36
 Monthly Expense
  Charges...............    4,586    3,961    4,330    1,324    1,225    1,230     3,842    3,039      662       47
 Cost of Insurance and
  Optional Benefits.....   61,768   53,738   51,265   17,831   15,874   15,447    51,754   32,694   18,231      631
                         --------  -------  -------  -------  -------  -------  --------  -------  -------    -----
   Total Deductions.....   72,476   62,670   60,946   21,496   18,636   18,267    61,742   39,547   21,319      714
                         --------  -------  -------  -------  -------  -------  --------  -------  -------    -----
Net Deposits from
 Policyholders.......... $ 93,743   69,393   93,679   41,324   14,364   31,680   131,034   97,894   56,373      514
                         ========  =======  =======  =======  =======  =======  ========  =======  =======    =====

                           PARAGON SEPARATE ACCOUNT B

                            SCHEDULE OF INVESTMENTS

                               December 31, 1998

                                                 Number     Market
                                                of Shares   Value       Cost
                                                --------- ---------- ----------
Scudder Variable Insurance Series:
  Money Market Division........................  77,390   $   77,390 $   77,390
  International Division.......................  41,460      603,661    517,133
  Capital Growth Division......................  64,881    1,553,902  1,096,376
  Balanced Division............................  49,049      746,033    572,381
  Bond Division................................  25,799      177,500    176,965
  Growth & Income Division.....................  31,827      357,104    336,244
  Global Discovery.............................      71          573        514




                 See Accompanying Independent Auditor's Report.

                                  APPENDIX A

                Illustrations of Death Benefits and Cash Values

  The following tables illustrate how the Cash Value and Death Benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value and Death Benefit of a Policy issued to an Insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6% or 12%. In addition, the Cash Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy years.

  The tables illustrate a Policy issued to an Insured, age 45, in an Executive Program issued as a Group Contract Policy. This assumes the maximum monthly administrative charge. If a particular Policy has different sales or administrative charges or if a particular group is larger or smaller or has a different gender mix, the Cash Values and Death Benefits would vary from those shown in the tables.

  The Cash Value column under the "Guaranteed" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed rate which is 125% of the maximum allowed under the 1980 Commissioners Standard Ordinary Mortality Table C. The "Cash Value" column under the "Current" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at the current level for an Executive Program, which is less than or equal to 125% of the maximum allowed by the 1980 Commissioners Standard Ordinary Mortality Table C. The illustrations of Death Benefits reflect the above assumptions. The Death Benefits also vary between tables depending upon whether Level Type (Option A) or Increasing Type (Option B) Death Benefits are illustrated.

  The amounts shown for the Cash Value and Death Benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a .90% charge for mortality and expense risk, an investment advisory fee of .576%, representing the average of the fees incurred by the Funds in which the Divisions invest (the actual investment advisory fee is shown in the Fund prospectus), and a .194% charge that is an estimate of the Funds' expenses based on the average of the actual expenses incurred in fiscal year 1998. These charges take into account expense reimbursement arrangements expected to be in place for 1999 for some of the Funds. In the absence of the reimbursement arrangements for some of the Funds, the charges would have totaled .584% and .194%, respectively. After deduction for these amounts, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -1.670%, 4.330%, and 10.330%, respectively.

  The hypothetical values shown in the tables reflect all fees and charges under the Policy, including the premium expense charge, the premium tax charge, and all components of the monthly deduction. They do not reflect any charges for federal income taxes against the Separate Account, since the Company is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit and Cash Value illustrated. (See "Federal Tax Matters.") Additionally, the hypothetical values shown in the tables assume that the Policy for which values are illustrated is not deemed an individual policy under OBRA, and therefore the values do not reflect the additional 1% premium expense charge for the Company's increased federal tax liabilities.

  The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, and if no Policy Loans have been made. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

  Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, group size and gender mix, the Face Amount and premium requested and the proposed frequency of premium payments.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                         $6,000.00
PREMIUM TAX: 2.25%                                    (Monthly Premium:
                                                      $500.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN at 0.00% (NET RATE at
                                                  1.670%)
                              --------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      -------------------------------
             PREM              CASH              DEATH              CASH              DEATH
 YR        at 5.00%            VALUE            BENEFIT             VALUE            BENEFIT
 ---       --------           -------           --------           -------           --------
  1        $  6,161           $ 3,091           $500,000           $ 4,951           $500,000
  2          12,630             5,978            500,000             9,735            500,000
  3          19,423             8,617            500,000            14,389            500,000
  4          26,555            11,001            500,000            18,861            500,000
  5          34,045            13,106            500,000            23,149            500,000
  6          41,908            14,914            500,000            27,257            500,000
  7          50,165            16,395            500,000            31,196            500,000
  8          58,834            17,509            500,000            34,910            500,000
  9          67,937            18,218            500,000            38,458            500,000
 10          77,496            18,494            500,000            41,791            500,000
 11          87,532            18,327            500,000            44,859            500,000
 12          98,070            17,685            500,000            47,723            500,000
 13         109,134            16,563            500,000            50,333            500,000
 14         120,752            14,931            500,000            52,642            500,000
 15         132,951            12,735            500,000            54,651            500,000
 16         145,760             9,912            500,000            56,370            500,000
 17         159,209             6,349            500,000            57,747            500,000
 18         173,331             1,909            500,000            58,735            500,000
 19         188,159                 0                  0            59,337            500,000
 20         203,728                 0                  0            59,501            500,000
 25         294,060                 0                  0            51,025            500,000
 30         409,348                 0                  0            14,647            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                         $6,000.00
PREMIUM TAX: 2.25%                                    (Monthly Premium:
                                                      $500.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN at 6.00% (NET RATE at
                                                   4.330%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        at 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,192           $500,000           $  5,113           $500,000
  2          12,630             6,366            500,000             10,360            500,000
  3          19,423             9,474            500,000             15,785            500,000
  4          26,555            12,502            500,000             21,339            500,000
  5          34,045            15,421            500,000             27,024            500,000
  6          41,908            18,203            500,000             32,849            500,000
  7          50,165            20,811            500,000             38,828            500,000
  8          58,834            23,192            500,000             44,912            500,000
  9          67,937            25,295            500,000             51,164            500,000
 10          77,496            27,076            500,000             57,541            500,000
 11          87,532            28,508            500,000             64,001            500,000
 12          98,070            29,539            500,000             70,605            500,000
 13         109,134            30,144            500,000             77,316            500,000
 14         120,752            30,270            500,000             84,092            500,000
 15         132,951            29,837            500,000             90,941            500,000
 16         145,760            28,752            500,000             97,880            500,000
 17         159,209            26,868            500,000            104,868            500,000
 18         173,331            24,006            500,000            111,872            500,000
 19         188,159            19,967            500,000            118,904            500,000
 20         203,728            14,543            500,000            125,926            500,000
 25         294,060                 0                  0            159,060            500,000
 30         409,348                 0                  0            180,505            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                         $6,000.00
PREMIUM TAX: 2.25%                                    (Monthly Premium:
                                                      $500.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN at 12.00% (NET RATE at
                                                  10.330%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        at 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,292           $500,000           $  5,272           $500,000
  2          12,630             6,763            500,000             10,999            500,000
  3          19,423            10,385            500,000             17,269            500,000
  4          26,555            14,166            500,000             24,079            500,000
  5          34,045            18,097            500,000             31,484            500,000
  6          41,908            22,174            500,000             39,551            500,000
  7          50,165            26,382            500,000             48,361            500,000
  8          58,834            30,695            500,000             57,935            500,000
  9          67,937            35,089            500,000             68,417            500,000
 10          77,496            39,547            500,000             79,857            500,000
 11          87,532            44,073            500,000             92,314            500,000
 12          98,070            48,648            500,000            105,962            500,000
 13         109,134            53,284            500,000            120,893            500,000
 14         120,752            57,968            500,000            137,215            500,000
 15         132,951            62,667            500,000            155,097            500,000
 16         145,760            67,340            500,000            174,740            500,000
 17         159,209            71,897            500,000            196,321            500,000
 18         173,331            76,225            500,000            220,055            500,000
 19         188,159            80,198            500,000            246,227            500,000
 20         203,728            83,668            500,000            275,131            500,000
 25         294,060            89,488            500,000            474,730            550,687
 30         409,348            46,685            500,000            803,090            859,307

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                        $12,000.00
PREMIUM TAX: 2.25%                                   (Monthly Premium:
                                                     $1,000.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN at 0.00% (NET RATE at--
                                                   1.670%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        at 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $ 12,322           $ 8,893           $508,893           $ 10,758           $510,758
  2          25,261            17,467            517,467             21,243            521,243
  3          38,846            25,679            525,679             31,493            531,493
  4          53,111            33,522            533,522             41,454            541,454
  5          68,090            40,975            540,975             51,125            551,125
  6          83,817            48,019            548,019             60,509            560,509
  7         100,330            54,627            554,627             69,619            569,619
  8         117,669            60,757            560,757             78,393            578,393
  9         135,875            66,376            566,376             86,897            586,897
 10         154,992            71,458            571,458             95,075            595,075
 11         175,064            76,000            576,000            102,874            602,874
 12         196,140            79,975            579,975            110,360            610,360
 13         218,269            83,387            583,387            117,478            617,478
 14         241,505            86,215            586,215            124,176            624,176
 15         265,903            88,416            588,416            130,454            630,454
 16         291,521            89,942            589,942            136,326            636,326
 17         318,419            90,697            590,697            141,734            641,734
 18         346,663            90,569            590,569            146,625            646,625
 19         376,319            89,449            589,449            151,010            651,010
 20         407,457            87,242            587,242            154,830            654,830
 25         588,120            58,221            558,221            162,733            662,733
 30         818,697                 0                  0            141,005            641,005

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                        $12,000.00
PREMIUM TAX: 2.25%                                   (Monthly Premium:
                                                     $1,000.00)

                            FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                        ANNUAL RATE OF RETURN at 6.00% (NET RATE at 4.330%)
                        -----------------------------------------------------------------
                              GUARANTEED*                        CURRENT**
                        -------------------------------   -------------------------------
           PREM            CASH            DEATH             CASH            DEATH
 YR      at 5.00%         VALUE           BENEFIT           VALUE           BENEFIT
 ---     --------       ----------       -----------      ----------       -----------
  1      $ 12,322       $    9,184       $  509,184       $   11,110       $  511,110
  2        25,261           18,589          518,589           22,604          522,604
  3        38,846           28,175          528,175           34,534          534,534
  4        53,111           37,938          537,938           46,859          546,859
  5        68,090           47,855          547,855           59,589          559,589
  6        83,817           57,908          557,908           72,742          572,742
  7       100,330           68,067          568,067           86,343          586,343
  8       117,669           78,288          578,288          100,343          600,343
  9       135,875           88,529          588,529          114,822          614,822
 10       154,992           98,757          598,757          129,738          629,738
 11       175,064          108,957          608,957          145,050          645,050
 12       196,140          119,092          619,092          160,836          660,836
 13       218,269          129,154          629,154          177,055          677,055
 14       241,505          139,108          639,108          193,666          693,666
 15       265,903          148,895          648,895          210,679          710,679
 16       291,521          158,447          658,447          228,118          728,118
 17       318,419          167,644          667,644          245,934          745,934
 18       346,663          176,342          676,342          264,082          764,082
 19       376,319          184,392          684,392          282,578          782,578
 20       407,457          191,649          691,649          301,369          801,369
 25       588,120          212,298          712,298          396,914          896,914
 30       818,697          186,873          686,873          481,826          981,826

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                        $12,000.00
PREMIUM TAX: 2.25%                                   (Monthly Premium:
                                                     $1,000.00)

                             FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                         ANNUAL RATE OF RETURN at 12.00% (NET RATE at 10.330%)
                        --------------------------------------------------------------------
                               GUARANTEED*                         CURRENT**
                        --------------------------------   ---------------------------------
           PREM            CASH             DEATH             CASH              DEATH
 YR      at 5.00%         VALUE            BENEFIT            VALUE            BENEFIT
 ---     --------       ----------       ------------      -----------       ------------
  1      $ 12,322       $    9,469       $   509,469       $    11,455       $   511,455
  2        25,261           19,735           519,735            23,994           523,994
  3        38,846           30,828           530,828            37,764           537,764
  4        53,111           42,821           542,821            52,832           552,832
  5        68,090           55,776           555,776            69,323           569,323
  6        83,817           69,768           569,768            87,386           587,386
  7       100,330           84,864           584,864           107,189           607,189
  8       117,669          101,131           601,131           128,843           628,843
  9       135,875          118,644           618,644           152,602           652,602
 10       154,992          137,494           637,494           178,620           678,620
 11       175,064          157,807           657,807           207,068           707,068
 12       196,140          179,698           679,698           238,260           738,260
 13       218,269          203,322           703,322           272,417           772,417
 14       241,505          228,828           728,828           309,783           809,783
 15       265,903          256,353           756,353           350,683           850,683
 16       291,521          286,045           786,045           395,488           895,488
 17       318,419          318,013           818,013           444,533           944,533
 18       346,663          352,362           852,362           498,194           998,194
 19       376,319          389,206           889,206           556,948         1,056,948
 20       407,457          428,685           928,685           621,254         1,121,254
 25       588,120          673,492         1,173,492         1,044,788         1,544,788
 30       818,697        1,015,868         1,515,868         1,699,562         2,199,562

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management company, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

      Underlying Funds Through:

      Fidelity Variable Insurance Products Fund
      Fidelity Variable Insurance Products Fund II
      MFS Variable Insurance Trust
      Putnam Variable Trust
      Scudder Variable Life Investment Fund
      T. Rowe Price Equity Series, Inc.
      T. Rowe Price Fixed Income Series, Inc.


            . GROUP AND INDIVIDUAL
              FLEXIBLE PREMIUM VARIABLE LIFE
              INSURANCE POLICIES

              Prospectus dated May 1, 1999
                                                                           50452
                                                                             Dir

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICIES
                                   ISSUED BY
                         PARAGON LIFE INSURANCE COMPANY
                              100 South Brentwood
                              St. Louis, MO 63105
                                 (314) 862-2211

  This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company," "we," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and the Individual Policy are very similar and are collectively referred to in this Prospectus as "Policy" or "Policies."

  The Policies are designed to provide lifetime insurance protection to age 95 and provide flexibility to vary premium payments and change the level of death benefits payable under the Policies. Flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner can allocate net premiums among several investment portfolios ("Funds") with different investment objectives.

  The Policy provides for: (1) a value upon surrendering the Policy; (2) loans; and (3) a death benefit payable on the Insured's death. As long as the Policy remains in force, the death benefit payable on the Insured's death will not be less than the Face Amount of the Policy. The Policy will remain in force so long as there is enough value to pay certain monthly charges.

  The Owner may allocate net premiums to one or more of the Divisions of Separate Account B (the "Separate Account"). The Policy value will vary to reflect the investment experience of the Divisions selected by the Owner. Depending on the death benefit option elected, portions of the death benefit may also vary. The Owner bears the entire investment risk under the Policies; there is no minimum guaranteed value.

  Each of the 14 Divisions of the Separate Account will invest in one of the following corresponding Funds:

                FUND                                 MANAGER
-----------------------------------------------------------------------------
  Fidelity Variable Insurance        Fidelity Management & Research Company
  Products Fund or
   Fidelity Variable Insurance
   Products Fund II
   VIP Growth Portfolio
   VIP Equity-Income Portfolio
   VIP II Index 500 Portfolio
   VIP II Contrafund Portfolio
-----------------------------------------------------------------------------
  MFS Variable Insurance Trust       Massachusetts Financial Services Company
   MFS Emerging Growth Series
-----------------------------------------------------------------------------
  Putnam Variable Trust              Putnam Investment Management, Inc.
   Putnam VT High Yield Fund          ("Putnam Management")
   Putnam VT New Opportunities Fund
   Putnam VT Income
   Putnam VT Voyager Fund
-----------------------------------------------------------------------------
  Scudder Variable Life Investment   Scudder, Kemper Investments
   Fund
   Money Market Portfolio
   International Portfolio
-----------------------------------------------------------------------------
  T. Rowe Price Equity Series, Inc.  T. Rowe Price Associates, Inc.
  and
   T. Rowe Price Fixed Income
   Series, Inc.
   New America Growth Portfolio
   Personal Strategy Balanced
   Portfolio
   Limited-Term Bond Portfolio


                  The date of this Prospectus is May 1, 1999.

  Please read this Prospectus carefully and keep it. A full description of the Funds is contained in the prospectus for each Fund, which must accompany this Prospectus.

  It may not be a good decision to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
Summary..................................................................   4
The Company, The Separate Account, and The Funds.........................  10
  The Company
  The Separate Account
  The Funds
  Addition, Deletion, or Substitution of Investments
Payment and Allocation of Premiums.......................................  15
  Issuance of a Policy
  Premiums
  Allocation of Net Premiums and Cash Value
  Policy Lapse and Reinstatement
Policy Benefits..........................................................  19
  Death Benefit
  Cash Value
Policy Rights and Privileges.............................................  25
  Exercising Rights and Privileges Under the Policies
  Loans
  Surrender and Partial Withdrawals
  Transfers
  Right to Examine Policy
  Conversion Right to a Fixed Benefit Policy
  Eligibility Change Conversion
  Payment of Benefits at Maturity
  Payment of Policy Benefits
Charges and Deductions...................................................  29
  Premium Expense Charges
  Premium Tax Charge
  Monthly Deduction
  Partial Withdrawal Transaction Charge
  Separate Account Charges
General Matters Relating to the Policy...................................  33
Distribution of the Policies.............................................  36
General Provisions of the Group Contract.................................  36
Federal Tax Matters......................................................  38
Safekeeping of the Separate Account's Assets.............................  41
Voting Rights............................................................  41
State Regulation of the Company..........................................  42
Management of the Company................................................  44
Legal Matters............................................................  44
Legal Proceedings........................................................  44
Experts..................................................................  44
Additional Information...................................................  44
Definitions..............................................................  45
Financial Statements..................................................... F-1
Appendix A............................................................... A-1

                 The Policies are not available in all states.

                             SUMMARY OF THE POLICY

The following summary of Prospectus information should be read with the detailed information which follows in this Prospectus. Unless we provide otherwise, the description of the Policies contained in this Prospectus assumes that a Policy is in effect and that there is no outstanding Indebtedness.

The Policy

The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued in three situations.

  . First--Policies in the form of Certificates are issued pursuant to Group
    Contracts entered into between the Company and Contractholders (see "General Provisions of the Group Contract");

  . Second--Individual Policies can be issued in connection with employer-sponsored insurance programs where Group Contracts are not issued; and

  . Third--Individual Policies can be issued in connection with Corporate
    Programs, where Group Contracts are not issued.

The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse. Generally, only an employee is eligible to be an Insured under an Executive Program Policy. An Executive Program Policy is issued with a maximum Face Amount in excess of $500,000 under a Group contract or an employer-sponsored insurance program. If there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end (see "Payment and Allocation of Premiums--Issuance of a Policy").

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. In Corporate Programs only the Owner will remit planned and additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.

The Policies are "variable" policies because, unlike the fixed benefits under other types of life insurance contracts, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment experience of the Funds underlying the Divisions to which the Owner has allocated net premium payments. So long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deduction, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy or an accelerated death benefit in a reduced amount determined in accordance with certain riders available under the Policy. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Right to Examine Policy

The Owner has a limited right to return a Policy for cancellation within 20 days after the delivery of the Policy to the Owner, within 45 days after the Owner signs the application, or within 10 days after the Company mails a notice of this cancellation right to the Owner whichever is latest. If a Policy is cancelled within this time period, a refund will be paid which will equal all premiums paid under the Policy or any different amount required by state law. The Owner also has a right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase, or have the amount of the additional charges added to the Cash Value. (See "Policy Rights and Privileges--Right to Examine Policy.")

The Separate Account

The Owner may allocate the net premiums to one or more Divisions. See "The Company The Separate Account and The Funds" for a complete description of the available Funds. An Owner may change future allocations of net premiums at any time by notifying the Company directly.

Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. Currently, no charge is assessed for transfers. The Company reserves the right to modify the transfer privilege. (See "Policy Rights and Privileges--Transfers.")

Premiums

An Owner has flexibility concerning the amount and frequency of premium payments. An initial premium equal to one-twelfth ( 1/12) of the planned annual premium set forth in the specifications page of a Policy is necessary to start a Policy. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount and certain other factors.

  . Under Group Contracts and employer-sponsored programs, the initial premium and subsequent planned premiums generally are remitted by the Contractholder or sponsoring employer on behalf of the Owner at intervals agreed to by the Contractholder or employer.

  . In Corporate Programs, the Owner will pay premiums generally on a schedule agreed to by the Company.

However, as discussed below, planned premiums need not be paid so long as there is sufficient Cash Surrender Value to keep the Policy in force. Subject to certain limitations, additional premium payments in any amount and at any frequency may be made directly by the Owner. (See "Payment and Allocation of Premiums--Issuance of a Policy--Premiums.")

A Policy will lapse (and terminate without value) when the Cash Surrender Value is not enough to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Death Benefit

Death benefit proceeds are payable to the Beneficiary when the Insured dies or to the Owner, prior to the Insured's death under circumstances described in available riders. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") Two death benefit options are available, as follows:

  . Under the "Level Type" death benefit, the death benefit is the Face
    Amount of the Policy or, if greater, the applicable percentage of Cash Value; and

  . Under the "Increasing Type" death benefit, the death benefit is the Face
    Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value.

So long as a Policy remains in force, the minimum death benefit under either option will be at least equal to the current Face Amount. (See "Policy Benefits--Death Benefit.")

The minimum initial Face Amount is generally $25,000 under the Company's current rules. Executive Program Policies generally have a minimum Face Amount of $100,000. The maximum Face Amount is generally $500,000. However, we may establish a higher maximum Face Amount for Executive or Corporate Program Policies. The Owner may generally change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

Riders

Additional insurance benefits offered under the Policy by rider may include a children's insurance rider, an acceleration of death benefits rider, an accelerated death benefit settlement option rider, an accidental death benefit rider, and a waiver of monthly deductions rider. Some Group Contracts and employer-sponsored insurance programs may not provide each of the additional benefits described above. Generally, Executive Program Policies only have the acceleration of death benefits rider. Generally, Corporate Programs have none of the additional benefits described above. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") We will deduct the cost of these additional insurance benefits from Cash Value as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Cash Value

The Policies provide for a Cash Value equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account (securing Policy Loans). A Policy's Cash Value will reflect premium payments, the investment performance of any selected Divisions of the Separate Account, transfers, any Policy Loans, Loan Account interest rate credited, any partial withdrawals, and the charges imposed in connection with the Policy. (See "Policy Benefits--Cash Value.") There is no minimum guaranteed Cash Value.

Charges and Deductions

Premium Expense Charge. Generally, there are no sales charges under a Policy. However, we deduct an additional charge on Policies that are deemed to be individual Policies under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"). The additional charge, which is for federal income taxes measured by premiums, is equal to 1% of each premium payment, and compensates the Company for a significantly higher corporate income tax liability resulting from changes made to the Internal Revenue Code by OBRA.

Premium Tax Charge. We deduct a charge of 2% to cover state premium taxes from premiums paid. However, a charge of 2 1/4% to cover state premium taxes may be deducted from premiums paid in connection with Executive Programs and Corporate Programs. (See "Charges and Deductions--Premium Tax Charge.")

Monthly Deduction. We make a monthly deduction from the Policy's Cash Value in the Separate Account. The monthly deduction includes the following:

  . Administrative Charge. We deduct an administrative charge (see the specification pages of the Policy) based on (1) the number of Insureds covered under a Group Contract or other employer-sponsored insurance program, and (2) the amount of administrative services provided by the Company. The charge will not exceed $6.00 per month during the first Policy Year and $3.50 per month during renewal years.

  . Cost of Insurance Charge. We deduct a cost of insurance charge calculated on each Monthly Anniversary. We determine monthly cost of insurance rates based upon expectations as to future mortality experience. For a discussion of the factors affecting the rate class of the Insured see "Charges and Deductions--Monthly Deduction--Cost of Insurance.

  . A charge for any additional insurance benefits provided by a rider.

Separate Account Charges.

  . Mortality and Expense Risk Charge. We deduct a daily charge not to exceed
    .0024547% (an annual rate of .90%) of the net assets of each Division for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies. (See "Charges and Deductions--Separate Account Charges.")

  . Federal Taxes. No charges are currently made for federal or state income taxes. (See "Federal Tax Matters.")

  . Annual Expenses of the Funds (after fee waiver and reimbursement as applicable). The value of the assets of the Divisions will reflect the management fee and other expenses incurred by the Funds. The following table describes the Fund fees and expenses during the time that the Owner owns the Policy. These fees and expenses are shown as a percentage of net assets for the year ended December 31, 1998. The prospectus for each Fund contains more detail concerning a Fund's fees and expenses. (See "The Company The Separate Account and The Funds.")

                                            Management Fees  Other Expenses
                                              (after fee         (after       Total
                                               waiver as    reimbursement as  Annual
                      Fund                    applicable)     applicable)    Expenses
      Fidelity Variable Insurance Products
       Fund(/1/)
       VIP Growth Portfolio                      .59%              .07%        .66%
       VIP Equity-Income Portfolio               .49%              .08%        .57%
      Fidelity Variable Insurance Products
       Fund II(/1/)
       VIP II Index 500 Portfolio                .24%              .04%        .28%
       VIP II Contrafund Portfolio               .59%              .07%        .66%
      MFS Variable Insurance Trust
       Emerging Growth Series                    .75%              .10%        .85%
      Putnam Variable Trust
       Putnam VT High Yield Fund                 .64%              .07%        .71%
       Putnam VT New Opportunities Fund          .56%              .05%        .61%
       Putnam VT Income Fund                     .60%              .07%        .67%
       Putnam VT Voyager Fund                    .54%              .04%        .58%
      Scudder Variable Life Investment
       Fund
       Money Market Portfolio                    .37%              .07%        .44%
       International Portfolio                   .87%              .18%       1.05%
      T. Rowe Price Equity Series, Inc.
       New America Growth Portfolio              .85%            (/2/)         .85%
       Personal Strategy Balanced
        Portfolio                                .90%            (/2/)         .90%
      T. Rowe Price Income Series, Inc.
       Limited-Term Bond Portfolio               .70%            (/2/)         .70%

  (/1/)A portion of the brokerage commissions that certain funds pay was used to reduce Funds' expenses. In addition, certain funds have entered into arrangements with their custodian whereby credits realized, as a result of uninvested cash balances were used to reduce custodian expenses. Without these reductions, the total operating expenses as a percentage of net assets would have been as follows: Fidelity Variable Insurance Products Fund--VIP Growth Portfolio .68% and VIP Equity-Income Portfolio .58%; Fidelity Variable Insurance Products Fund II--VIP II Index 500 Portfolio .35%; and VIP II Contrafund Portfolio .70%.

  (/2/)T. Rowe Price Associates, Inc. does not provide seperate Management Fees and Other Expenses Fees, rather management fees include operating expenses.

  The expense information regarding the Funds was provided by those Funds. We have not independently verified this information. We cannot guarantee that the reimbursements provided by certain Funds will continue.

Partial Withdrawal Transaction Charge. We deduct a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn on each partial withdrawal of amounts from the Separate Account. Currently, there are no transaction charges imposed for transfers of amounts between Divisions. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See "Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Value," "Policy Rights and Privileges--Surrender and Partial Withdrawals-- Transfers," and "Charges and Deductions--Partial Withdrawal Transaction Charge.")

Policy Loans

After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. All outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon maturity, or upon surrender. We transfer a portion of the Policy's Cash Value in each Division of the Separate Account to which the loan is allocated to the Loan Account as security for the loan. Therefore, a Policy Loan may have a permanent impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See "Policy Rights and Privileges--Loans.") Loans taken from, or secured by, a Policy may in certain circumstances be treated as taxable distributions from the Policy. Moreover, with certain exceptions, a 10% additional income tax would be imposed on the portion of any loan that is included in income. (See "Federal Tax Matters.")

Surrender and Partial Withdrawals

At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. An Owner may also request a partial withdrawal of the Cash Value of the Policy. A partial withdrawal may reduce the Face Amount and the death benefit payable under the Policy by an amount equal to the reduction in the Policy's Cash Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Conversion Right

During the first 24 Policy Months following a Policy's Issue Date, the Owner may convert the Policy to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. The Owner also has a similar right with respect to increases in the Face Amount. (See "Policy Rights and Privileges--Conversion Right to a Fixed Benefit Policy.")

Eligibility Change Conversion

In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

If a Certificate was issued in connection with the Group Contract, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits which are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract. (See "Policy Rights and Privileges--Eligibility Change Conversion.")

Illustrations

Illustrations in Appendix A show how death benefits and Cash Surrender Values may vary based on certain hypothetical rate of return assumptions as well as assumptions pertaining to the level of the charges. These rates are not guaranteed. They are illustrative only and do not show past or future performance. If a Policy is surrendered in the early Policy Years, the Cash Surrender Value payable will be low compared to premiums accumulated with interest, and consequently the insurance protection provided prior to surrender will be costly.

Policy Tax Compliance

We intend for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code (the "Code"). Assuming that a Policy qualifies as a life insurance contract under the Code, a Policy Owner should not be taxed for receiving value from the Policy, until there is a distribution from the Policy. Also, death benefits payable under a Policy should be excludable from the gross income of the Beneficiary.

A Policy may be treated as a "modified endowment contract." If the Policy is a modified endowment contract, it will affect the tax advantages offered under the Policy. (See "Federal Tax Matters.")

Specialized Uses of the Policy

Because the Policy provides for an accumulation of Cash Value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of Divisions to which Cash Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Cash Value to fund the purpose for which the Policy was purchased. Partial withdrawals and Policy Loans may significantly affect current and future Cash Value, Cash Surrender Value, or death benefit proceeds. Depending upon Division investment performance and the amount of a Policy Loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Tax Matters.")

Questions

If you have any questions, you may write or call the Company at 100 South Brentwood, St. Louis, MO 63105, (314) 862-2211.

                THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS

The Company

Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri. We were organized in 1981 as General American Insurance Company and on December 31, 1987, our name was changed. No change in operations or ownership took place in connection with the name change. Our main business is writing individual and group life insurance policies and annuity contracts. As of December 31, 1998, it had assets in excess of $300 million. We are admitted to do business in 49 states and the District of Columbia. Our principal offices are at 100 South Brentwood, St. Louis, Missouri 63105 ("Home Office"). Our Internal Revenue Service Employer Identification Number is 43-1235869.

We are a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a Missouri general business corporation, which is wholly owned by General American Mutual Holding Company, a Missouri mutual insurance holding company.

Guarantee. The Parent Company agrees to guarantee that we will have sufficient funds to meet all of our contractual obligations. In the event a Policyholder presents a legitimate claim for payment on a Paragon insurance Policy, the Parent Company will pay such claim directly to the Policyholder if Paragon is unable to make such payment. This guarantee, which does not have a predetermined termination date, can be modified or ended only as to policies not yet issued. The guarantee agreement is binding on the Parent Company, its successor or assignee and shall end only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than the Parent Company's rating. The Parent Company does not intend that this guarantee cover the investment experience or Cash Values of the Policy.

Ratings. We may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to us by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's, and Duff & Phelps. The purpose of the ratings is to reflect our financial strength and/or claims paying ability and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Duff & Phelps may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

Advertisements. We also may include in advertisements and other literature certain rankings assigned to us by the National Association of Insurance Commissioners ("NAIC"), and our analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, our growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. Our use of such rankings and statistical information is not an endorsement by the NAIC.

Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

The Separate Account

We established separate Account B (the "Separate Account") as a separate investment account on January 4, 1993 under Missouri law. The Separate Account receives and invests the net premiums paid under the Policies. In addition, the Separate Account receives and invests net premiums for other flexible premium variable life insurance policies issued by us.

The Separate Account is divided into Divisions. Each Division will invest in Funds as shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

Although the assets of the Separate Account are the property of the Company, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which we may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its Policy liabilities. From time to time, these excess assets may be transferred from the Separate Account and included in the Company's general assets. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

The Separate Account has been registered with the Securities and Exchange Commission ("SEC" or "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the Commission.

The Funds

The Separate Account invests in shares of the Funds. The Funds are series-type mutual funds registered with the SEC as open-end, investment management companies. The assets of each Fund used by the Policies are held separate from the assets of the other Funds, and each Fund has investment objectives and policies which are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

Investment Results. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

The following summarizes the investment policies of each Fund under the corresponding investment management company:

Fidelity Variable Insurance Products Fund

Variable Insurance Products Fund ("VIP") is an open-end diversified management investment company. Only the Funds described in this section of the Prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for VIP. Fidelity Management & Research Company ("FMR") of Boston, Massachusetts is the manager of the Funds.

  . VIP Growth Portfolio

   Investment objective: seeks to achieve long term capital appreciation by investing primarily in common stocks.

  . VIP Equity-Income Portfolio

   Investment objective: seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio seeks a yield which exceeds the composite yield on the securities comprising the S & P 500.

Fidelity Variable Insurance Products Fund II

Variable Insurance Products II Fund ("VIP II") is an open-end diversified management investment company. Only the Funds described in this section of the Prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for VIP II. Fidelity Management & Research Company ("FMR") of Boston, Massachusetts is the manager of the Funds.

  . VIP II Index 500 Portfolio

   Investment objective: seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S & P 500.

  . VIP II Contrafund Portfolio

   Investment objective: seeks long-term capital appreciation.

MFS Variable Insurance Trust

MFS Variable Insurance Trust ("MFS Trust") is an open-end diversified management investment company. Only the Funds described in this section of the Prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the Prospectus for MFS Trust. Massachusetts Financial Services Company ("MFS") provides investment advisory services to MFS Trust for fees in accordance with the terms of the current prospectus for the Fund.

  . Emerging Growth Series

   Investment objective: seeks long-term growth of capital. The series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stock, convertible securities and depository receipts for those securities, of emerging growth companies. These companies are companies that the series' adviser believes are either early in their life cycle but have the potential to become major enterprises or are major enterprises whose rates of earnings growth are expected to accelerate.

Putnam Variable Trust

Putnam Variable Trust is an open-end diversified management investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the Prospectus for Putnam Variable Trust. Putnam Management provides investment advisory services to Putnam Variable Trust for fees in accordance with the terms described in the current Fund prospectus.

  . Putnam VT High Yield Fund

   Seeks high current income and, when consistent with this objective, a secondary objective of capital growth, by investing primarily in high-yielding, lower-rated fixed income securities (commonly known as "junk bonds"), constituting a portfolio that Putnam Management believes does not involve undue risk to income or principal. See the special considerations for investments in high yield securities described in the Putnam Variable Trust prospectus.

  . Putnam VT New Opportunities Fund

   Seeks long-term capital appreciation by investing principally in common stocks of companies in sectors of the economy that Putnam Management believes possess above-average long-term growth potential.

  . Putnam VT Income Fund

   Please note: This fund was previously named Putnam VT U.S. Government and High Quality Bond Fund.

   Seeks current income consistent with preservation of capital by investing primarily in securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and in other debt obligations rated at least A by a nationally recognized securities rating agency such as Standard & Poor's or Moody's Investors Service, Inc. or, if not rated, determined by Putnam Management to be of comparable quality.

  . Putnam VT Voyager Fund

   Seeks capital appreciation by investing primarily in common stocks of companies that Putnam Management believes have potential for capital appreciation that is significantly greater than that of market averages.

Scudder Variable Life Investment Fund

Scudder Variable Life Investment Fund ("Scudder VLI") is a series-type mutual fund registered with the SEC as an open-end, diversified management investment company. Only the Money Market Portfolio and the Class A Shares of the International Portfolio described herein are currently available as investment choices of the Policies even though other classes and other Funds may be described in the Prospectus for Scudder VLI. Scudder Kemper Investments ("Scudder") provides investment advisory services to Scudder VLI whose terms and fees are set forth in the Scudder VLI prospectus.

  . Money Market Portfolio

   The investment objective seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. The Fund seeks to maintain a constant net asset value of $1.00 per share, although there can be no assurance that this will be achieved.

  . International Portfolio

   The investment objective seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Fund invests in companies, wherever organized, which do business primarily outside the United States. The Fund intends to diversify investments among several countries and to have represented in its holdings, in substantial portions, business activities in not less than three different countries. The Fund does not intend to concentrate investments in any particular industry.

T. Rowe Price Equity Series, Inc.

T. Rowe Price Equity Series, Inc. (referred to as "TRP") is an open-end management investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for TRP. T. Rowe Price Associates, Inc. provides investment advisory services to TRP for fees in accordance with the terms described in the current Fund prospectus.

  . New America Growth Portfolio

   The fund seeks to provide long-term growth of capital by investing primarily in the common stocks of U.S. growth companies operating in service industries.

  . Personal Strategy Balanced Portfolio

   The fund objective is to seek the highest total return over time consistent with an emphasis on both capital appreciation and income.

T. Rowe Price Income Series, Inc.

T. Rowe Price Fixed Income Series, Inc. (referred to as "TRP") is an open-end management investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional Funds may be described in the prospectus for TRP. T. Rowe Price Associates, Inc. provides investment advisory services to TRP for fees in accordance with the terms described in the current Fund prospectus.

  . Limited-Term Bond Portfolio

   The fund seeks a high level of income consistent with moderate fluctuations in principal value.

There is no assurance that any of the Funds will achieve its stated objective. More detailed information, including a description of risks, is in the prospectus for the Funds, which must accompany or precede this Prospectus and which should be read carefully. Please also refer to the "Annual Expenses of the Funds" information of this Prospectus for a list of the Funds' annual expenses.

Agreements. We have entered into or may enter into arrangements with Funds pursuant to which we receive a fee based upon an annual percentage of the average net asset amount invested by us on behalf of the Separate Account and other separate accounts of the Company. These arrangements are entered into because of administrative services provided by the Company.

Resolving Material Conflicts. All of the Funds are also available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance products. As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies and of Owners of Policies whose Cash Values are allocated to other separate accounts investing in the Funds. In the event a material conflict arises, the Company will take any necessary steps, including removing the assets of the Separate Account from one or more of the Funds, to resolve the matter.

Addition, Deletion, or Substitution of Investments. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (1) eliminate the shares of any of the Funds and (2) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law, as required.

We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, we may also:

  . Eliminate or combine one or more Divisions;

  . Substitute one Division for another Division; or

  . Transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We may make changes in the Policy by appropriate endorsement in the event of a substitution or change. We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

  (a) operated as a management company under the 1940 Act;

  (b) deregistered under that Act in the event such registration is no longer required; or

  (c) combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

                       PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Policy

We will generally issue a Group Contract to employers whose employees and/or their spouses may become Owners (and/or Insureds) under the Group Contract so long as the employee is within the class of employees eligible to be included in the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages.

The Group Contract will be issued upon receipt of an application for a Group Contract signed by an appropriate officer of the employer and acceptance by us at our Home Office. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees and/or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for Individual Insurance and submit it to our authorized representative or us at our Home Office. We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.

Individual Policies, rather than Certificates, will be issued

  (1) to independent contractors of the employer;

  (2) to persons who wish to continue coverage after a Group Contract has terminated;

  (3) to persons who wish to continue coverage after they no longer are employed by the Group Contractholder;

  (4) if state law restrictions make issuance of a Group Contract impracticable; or

  (5) if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

Corporate Programs. Corporate Programs will generally involve Individual Policies. We will issue Policies on the lives of eligible Insureds, (generally employees of a sponsoring employer), and the Owner will usually be the sponsoring employer or its designee.

Issue Ages. A Policy generally will be issued only to Insureds of Issue Ages 17 through 70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside the Issue Ages or decline to issue Policies to individuals within the Issue Ages.

Employee Eligibility. In order for an employee to be eligible to purchase a Policy, the employee must be actively at work at the time the application for Individual Insurance is signed. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) in the course of such work for the full number of hours and the full rate of pay, as set by the employment practices of the employer. Ordinarily the time worked per week must not be less than 30 hours. However, we reserve the right to waive or modify the "actively at work" requirement at our discretion.

In addition, the Contractholder may require that an employee must be employed by the employer as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. We may also allow an individual who is an independent contractor working primarily for the sponsoring employer to be considered an eligible employee. An independent contractor may receive an Individual Policy rather than a Certificate depending upon state law applicable to the contracts. An employee may include a partner in a partnership if the employer is a partnership.

Guaranteed Issue. Other than in Executive Programs or Corporate Programs, we will issue the Policy and any children's insurance rider applied for by the employee pursuant to our guaranteed issue procedure. We offer the guaranteed issue procedure only when an employee is given the opportunity to purchase a Policy for the first time. Under this procedure the employee is required to answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program. We may offer guaranteed issue with Executive Programs or Corporate Programs depending upon the number of eligible employees or if other existing insurance coverage is cancelled.

Simplified Underwriting. The employee must submit to a simplified underwriting procedure requiring the employee to respond satisfactorily to certain health questions in the application:

  . where the Face Amount exceeds the guaranteed issue limits;

  . where the Policy has been offered previously to the employee;

  . where the guaranteed issue requirements set forth in the application for Individual Insurance are not met; or

  . in connection with certain programs that may be offered without guaranteed issue.

A blood test may be required. This requirement is generally applicable only to Executive Programs or Corporate Programs.

Simplified underwriting must be followed in connection with the issuance of any children's rider, if the employee is not eligible for guaranteed issue underwriting, or, (even when the employee is eligible,) if the child does not satisfy the guaranteed issue requirements set forth in the application for Individual Insurance.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason.

Employee's Spouse. If a Policy is to be issued to a spouse, the appropriate application for Individual Insurance must be supplied. We will subject the spouse to the simplified underwriting procedure described above. Guaranteed issue is not available. We generally do not offer spouse coverage under Executive Program Policies or Corporate Program Policies.

Issue Date. The Issue Date is the effective date for all coverage provided in the original application for Individual Insurance. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. A Policy will not take effect until:

  . the appropriate application for Individual Insurance is signed;

  . the initial premium has been paid prior to the Insured's death;

  . the Insured is eligible for it; and

  . the information in the application is determined to be acceptable to the Company.

Interim Insurance. Interim Insurance in the amount of insurance applied for may be available prior to the issuance of a Policy which is being underwritten on a guaranteed issue basis up to the Guaranteed Issue Amount. If available, interim insurance will start as of the date of the application. Interim insurance ends on the earliest of the following dates:

  . the date insurance begins on the Policy applied for;

  . the date a Policy other than the Policy applied for is offered to the applicant;

  . the date the Company notifies the applicant that the application for any proposed Insured is declined;

  . 60 days from the date of application; or

  . termination of employment with the Contractholder or sponsoring employer.

Premiums

The initial premium is due on the Issue Date, and usually will be paid by the Contractholder or employer on behalf of the Owner. The Company requires that the initial premium for a Policy be at least equal to one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Charges and Deductions.") The Owner is not required to pay premiums equal to the planned annual premium.

We will apply premiums paid by a Contractholder or sponsoring employer or designated payor to a Policy as of the Valuation Date we receive the premiums. Premiums will be "received" on a Valuation Date when we receive supporting documentation necessary for us to determine the amount of premium per Policy and the cash premium.

Planned Premium Payments. After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or employer and us.

The amount of the premiums paid by the sponsoring employer or Contractholder will be equal to the amount authorized by the employee. The Owner may skip planned premium payments. Failure to pay one or more planned premium payments will not always cause the Policy to lapse. The Policy will lapse if the Cash Surrender Value is insufficient to cover the next Monthly Deduction. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Unscheduled Premiums. In addition to any planned payments made, an Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have Federal income tax consequences. (See "Federal Tax Matters.") As mentioned above, an Owner may also skip planned premium payments. Therefore, unlike conventional insurance policies, a Policy does not obligate the Owner to pay premiums in accordance with a rigid and inflexible premium schedule.

Continuance of Insurance. Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. (See "General Provisions of the Group Contract--Termination.") Provided that there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the

Individual Insurance provided will automatically continue in the event of Group Contract termination. (See "Policy Rights and Privileges--Eligibility Change Conversion.") Individual Insurance will also continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) will establish a new schedule of planned premiums. The new schedule will have the same planned annual premium, and the payment intervals will be no more frequent than quarterly. In Corporate Programs, there will generally be no change in planned or scheduled premiums upon discontinuing the employment of an Insured.

Premium Limitations. Every premium payment paid must be at least $20. Total premiums paid under a Policy may not exceed the current maximum premium limitations established by federal tax laws in any Policy Year. The maximum premium limitation for a Policy Year is the sum of the premiums paid under the Policy that will not at any time exceed the guideline premium limitations referred to in Section 7702(c) of the Internal Revenue Code of 1986. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of the maximum premiums will be returned directly to the Owner within 60 days of the end of the Policy Year in which payment is received (unless we agree) and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by Federal tax law. See "Federal Tax Matters" for a further explanation of premium limitations.

Section 7702A creates an additional premium limitation, which, if exceeded, can change the tax status of a Policy to that of a "modified endowment contract." A modified endowment contract is a life insurance contract, from which withdrawals are treated (for tax purposes) (1) as a distribution of any taxable income under the contract, and (2) as a distribution of nontaxable investment in the contract. Also, such withdrawals may be subject to a 10% federal income tax penalty. We have adopted administrative steps designed to notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's classification as a modified endowment contract. (See "Federal Tax Matters.")

Allocation of Net Premiums and Cash Value

Net Premiums. The net premium equals:

  (1) the premium paid; less

  (2) the premium expense charge;

  (3) any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy; and

  (4) the premium tax charge. (See "Charges and Deductions--Premium Expense Charges.")

Allocation of Net Premiums. In the application for a Policy, the Owner indicates how net premiums are to be allocated among the 14 Divisions of the Separate Account. Beginning with the initial premium payment, all premiums will be allocated in accordance with the Owner's instructions upon our receipt of the premiums. However, the minimum percentage, of any allocation to a Division is 10 percent of the net premium, and fractional percentages may not be used.

The allocation for future net premiums may be changed without charge at any time by providing notice in writing directly to us. Any change in allocation will take effect immediately upon our receipt of the written notification. No charge is imposed for changing the allocations of future net premiums.

The Policy's Cash Value also may be transferred between the Divisions of the Separate Account. (See "Policy Rights and Privileges--Transfers.")

The value of amounts allocated to the Divisions will vary with the investment performance of the funds underlying the Divisions. The Owner bears the entire investment risk. Investment performance will affect the

Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

Policy Lapse and Reinstatement

Lapse. Unlike conventional life insurance policies, the failure to make a premium payment following the initial premium payment will not itself cause a Policy to lapse. However, a Policy can lapse even if planned premiums have been paid. Lapse will occur only when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made. (See also "General Provisions of the Group Contract--Grace Period--Termination.") Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value is not enough to cover the next monthly deduction, premium expense charge, and premium tax charge. We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. (See "Charges and Deductions.") If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit payable.

Reinstatement. The Owner may reinstate a lapsed Policy by written application at any time within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period. Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).

  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount of the repaid loan. The Policy cannot be reinstated if it has been surrendered. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

The effective date of reinstatement will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

                                POLICY BENEFITS

Death Benefit

As long as the Policy remains in force, we will, (upon proof of the Insured's death), pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death. Payment of death benefit proceeds will not be affected by termination of the Group Contract, employer-sponsored insurance program or by termination of an employee's employment.

If a rider permitting the accelerated payment of death benefit proceeds has been added to the Policy, the death benefit may be paid in a single sum prior to the death of the Insured and may be less than otherwise would be paid upon the death of the Insured. (See "General Matters Relating to the Policy-- Additional Insurance Benefits.")

The amount of the death benefit proceeds payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The proceeds may be paid in a single sum or under one or more of the settlement options set forth in the Policy. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Death benefit proceeds will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Option B generally will be the only option presented. The death benefit under either option will never be less than the current Face Amount of the Policy as long as the Policy remains in force. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.") The minimum Face Amount currently is $25,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract or employer sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program.

Option A. Under Option A, the death benefit is:

  (1) the current Face Amount of the Policy or, if greater,

  (2) the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage Table below. Under Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. Owners who prefer to have favorable investment performance reflected in higher Cash Value for the same Face Amount, rather than increased death benefit, generally should select Option A.

                          APPLICABLE PERCENTAGE TABLE

                         Applicable
Attained Age             Percentage
------------             ----------
40......................    250%
41......................    243
42......................    236
43......................    229
44......................    222
45......................    215
46......................    209
47......................    203
48......................    197
49......................    191
50......................    185
51......................    178
52......................    171
53......................    164
54......................    157
55......................    150
56......................    146
57......................    142
58......................    138
59......................    134
60......................    130

                         Applicable
Attained Age             Percentage
------------             ----------
61......................    128%
62......................    126
63......................    124
64......................    122
65......................    120
66......................    119
67......................    118
68......................    117
69......................    116
70......................    115
71......................    113
72......................    111
73......................    109
74......................    107
75 to 90................    105
91......................    104
92......................    103
93......................    102
94......................    101
95 or older.............    100

The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

Option B. Under Option B, the death benefit is equal to:

  (1) the current Face Amount plus the Cash Value of the Policy or, if greater,

  (2) the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. All other factors equal, for the same premium dollar, Option B Provides lower initial Face Amount resulting in earlier cash accumulation.

Change in Death Benefit Option. After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

If the death benefit option is changed from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Satisfactory evidence of insurability must be submitted directly to us with a request for a change from Option A to Option B. This change may not be made if it would result in a Face Amount of less than $25,000.

If the death benefit option is changed from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change.

A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. No charges will be imposed upon a change from death benefit Option B to Option A. Changing from Option A to Option B, however, will result in a decrease in the Face Amount. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

No change in death benefit option will be permitted that results in the death benefit under a Policy being included in gross income because the federal tax law requirements are not satisfied. (See "Federal Tax Matters.")

Change in Face Amount. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A written request for a change in the Face Amount must be sent directly to us. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") In addition, a change in Face Amount may have federal income tax consequences. (See "Federal Tax Matters.")

Face Amount Decreases. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law (see "Payment and Allocation of Premiums"), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet those requirements. A decrease in the Face Amount will reduce the Face Amount in the following order:

  (1) The Face Amount provided by the most recent increase;

  (2) The next most recent increases successively; and

  (3) The initial Face Amount.

This order of reduction will be used to determine the amount of subsequent cost of insurance charges (see "Charges and Deductions--Monthly Deduction--Cost of Insurance").

Face Amount Increases. For an increase in the Face Amount, we require that satisfactory evidence of insurability be submitted. If approved, the increase will become effective on the Monthly Anniversary on or following receipt of the satisfactory evidence of insurability. In addition, the Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000. The Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. (See "Charges and Deductions--Monthly Deduction.") An increase in the Face Amount may result in certain additional charges. (See "Charges and Deductions.")

Cancellation of an Increase. An increase in Face Amount may be cancelled within the later of:

  . 20 days from the date the Owner received the new Policy specifications page for the increase;

  . within 10 days of mailing the right to cancellation notice to the Owner;
    or

  . within 45 days after the application for an increase was signed.

Upon cancellation, any additional charges, which would not have been assessed without the increase, will be refunded to the Owner if requested. If a request for a refund is not made, the charges will be restored to the Policy's Cash Value and allocated to Divisions in the same manner as they were deducted. Premiums paid following an increase in Face Amount and prior to the time the right to cancel the increase expires will become part of the Policy's Cash Value and will not be subject to refund. (See "Policy Rights and Privileges-- Right to Examine Policy.")

Methods of Affecting Insurance Protection. An Owner may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Cash Value--in several ways as insurance needs change. Examples include increasing or decreasing the Face Amount, changing the level of premium payments, and, to a lesser extent, making partial withdrawals from the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

  (a) A decrease in the Face Amount will, subject to the applicable percentage limitations (see "Policy Benefits--Death Benefit"), decrease the pure insurance protection and the cost of insurance charges under the Policy without reducing the Cash Value.

  (b) An increase in the Face Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

  (c) An increased level of premium payments will reduce the pure insurance protection if Option A is in effect. However, when the applicable percentage of Cash Value exceeds either the Face Amount (if Option A is in effect) or the Cash Value plus the Face Amount (if Option B is in effect), increased premium payments will increase the pure insurance protection. Increased premiums should also increase the amount of funds available to keep the Policy in force.

  (d) A reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable percentage limitations. If the reduced level of premium payments is insufficient to cover monthly deductions or to offset negative investment performance, Cash Value may also decrease, which in turn will increase the possibility that the Policy will lapse. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

  (e) A partial withdrawal will reduce the death benefit. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") However, it only affects the amount of pure insurance protection and cost of insurance charges if the death benefit before or after the withdrawal is based on the applicable percentage of Cash Value, because otherwise the decrease in the death benefit is offset by the amount of Cash Value withdrawn. The primary use of a partial withdrawal is to withdraw Cash Value.

Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within seven days after we receive all documentation required. Payment may, however, be postponed in certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") The Owner may decide the form in which the proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the death benefit proceeds to be paid in a single sum or under one or more of the optional methods of settlement described below. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "General Matters Relating to the Policy--Additional Insurance Benefits," and "Charges and Deductions.")

When no election for an optional method of settlement is in force when the Insured dies, the Beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Policy Rights and Privileges--Payment of Policy Benefits.")

An election or change of method of settlement must be in writing. A change in Beneficiary revokes any previous settlement election. Once payments have begun, the settlement option may not be changed.

Cash Value

The Cash Value of the Policy is equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account. The Policy's Cash Value in the Separate Account will reflect:

  . the investment performance of the chosen Divisions;

  . the frequency and amount of net premiums paid;

  . transfers;

  . partial withdrawals;

  . Policy Loans;

  . Loan account interest rate credited; and

  . the charges assessed in connection with the Policy.

An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") There is no guaranteed minimum Cash Value.

Determination of Cash Value. Cash Value is determined on a daily basis. On the Investment Start Date, the Cash Value in a Division will equal the portion of any net premium allocated to the Division, reduced by the portion of the monthly deductions due from the Issue Date through the Investment Start Date allocated to that Division. Depending upon the length of time between the Issue Date and the Investment Start Date, this amount may be more than the amount of one monthly deduction. (See "Payment and Allocation of Premiums.") Thereafter, on each Valuation Date, the Cash Value in a Division will equal:

  (1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

  (2) Any net premium payments received during the current Valuation Period which are allocated to the Division; plus

  (3) Any loan repayments allocated to the Division during the current Valuation Period; plus

  (4) Any amounts transferred to the Division from another Division during the current Valuation Period; plus

  (5) That portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

  (6) Any amounts transferred from the Division during the current Valuation Period plus transfer charges if any; minus

  (7) Any partial withdrawals plus any partial withdrawal transaction charge, from the Division during the current Valuation Period; minus

  (8) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See "Charges and Deductions.")

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division.

Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation Period is calculated as follows:

  (1) The value of the assets at the end of the preceding Valuation Period;
  plus

  (2) The investment income and capital gains--realized or unrealized-- credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

  (3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

  (4) Any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

  (5) A charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks; divided by

  (6) The value of the assets at the end of the preceding Valuation Period.

The Company may use an equivalent method to determine Cash Value in each Division on each Valuation Date in lieu of the Net Investment Factor method. This method directly determines the units of Cash Value in each Division and the corresponding unit value. Unit value is obtained as follows:

  (1) The value of assets in a Division are obtained by multiplying shares outstanding by the net asset value as of the Valuation Date; minus

  (2) A reduction based upon a charge not to exceed .0024547% of the net assets for each day in the Valuation Period is made (This corresponds to 0.90% per year for mortality and expense risk charge); divided by

  (3) Aggregate units outstanding in the Division at the end of the preceding Valuation Period.

                          POLICY RIGHTS AND PRIVILEGES

Exercising Rights and Privileges Under the Policies

Owners of Policies issued under a Group Contract or in connection with an employer-sponsored insurance program may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by directly notifying us in writing at our Home Office. We will send all reports and other notices described herein or in the Policy directly to the Owner.

Loans

Loan Privileges. After the first Policy Anniversary, the Owner may, by written request directly to us, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where

  . (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and

  . (b) is the amount of any outstanding Indebtedness.

Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the loan may exist. The minimum amount that may be borrowed is $100. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Home Office, although payments may be postponed under certain circumstances. (See "General Matters Relating to the Policy-- Postponement of Payments.")

When a Policy Loan is made, Cash Value equal to the amount of the loan will be transferred to the Loan Account as security for the loan. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the Policy's total Cash Value, (not including the Cash Value in the Loan Account,) at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions.

Loan Account Interest Rate Credited. Cash Value transferred to the Loan Account to secure a Policy Loan will accrue interest daily at an annual rate not less than 5%. The rate is declared by action of our management as authorized by our Board of Directors. The Loan Account interest credited will be transferred to the Divisions: (1) each Policy Anniversary; (2) when a new loan is made; (3) when a loan is partially or fully repaid; and (4) when an amount is needed to meet a monthly deduction.

Interest Rate Charged for Policy Loans. The interest rate charged will be at an annual rate of 8%. Interest charged will be due and payable annually in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, an amount of Cash Value equal to that which is due will be transferred to the Loan Account. (See "Policy Rights and Privileges Loans--Effect of Policy Loans.") The amount transferred will be deducted from the Divisions in the same proportion that the portion of the Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account.

Effect of Policy Loans. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "Federal Tax Matters.")

Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher.

In addition, if the Indebtedness exceeds the Cash Value on any Monthly Anniversary, the Policy may lapse, subject to a grace period. (See "Charges and Deductions.") A sufficient payment must be made within the later of:

  (1) the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value; or

  (2) 31 days after notice that the Policy will terminate without a sufficient payment has been mailed.

If a sufficient payment is not received, the Policy will lapse and terminate without value. A lapsed Policy may later be reinstated. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

All outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

Repayment of Indebtedness. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in effect. All repayments should be made directly to us. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions in the same proportion that Cash Value in the Loan Account bears to the Cash Value in each Loan Subaccount. A Loan Subaccount exists for each Division. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect their origin.

Surrender and Partial Withdrawals

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender, or make a partial withdrawal of the Policy by sending a written request to us. Any restrictions are described below. The amount available upon surrender is the Cash Surrender Value (described below) at the end of the Valuation Period during which the surrender request is received by us. Amounts payable upon surrender or a partial withdrawal ordinarily will be paid within seven days of receipt of the written request. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Surrender. To effect a surrender, the Policy must be returned to us along with the request, or the request must be accompanied by a completed affidavit of lost Policy. Upon request, we can provide a lost Policy Certificate. Upon surrender, we will pay the Cash Surrender Value to the Owner. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness. Surrender proceeds will be paid in a single sum. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account. The minimum amount of a partial withdrawal, net of any transaction charges, is $500. The minimum amount that can be withdrawn from a Division is $50, or the Policy's Cash Value in a Division, if smaller. The maximum amount that may be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge is equal to the lesser of $25 or 2% of the amount withdrawn. The Owner may allocate the amount withdrawn, subject to the above conditions, among the Divisions. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions in the same proportion that the Policy's Cash Value in each Division bears to the total Cash Value of the Policy, (not including the Cash Value in the Loan Account,) on the date the request for the partial withdrawal is received.

A partial withdrawal will decrease the Face Amount in two situations. First, if the death benefit Option A is in effect and the death benefit equals the Face Amount then the partial withdrawal will decrease the Face Amount, and, thus, the death benefit by an amount equal to the partial withdrawal plus the partial withdrawal transaction charge. Second, if the death benefit equals a percentage of Cash Value (whether Option A or Option B is in effect), then a partial withdrawal will decrease the Face Amount by the amount that the partial withdrawal plus the partial withdrawal transaction charge exceeds the difference between the death benefit and the Face Amount. The death benefit also will be reduced in this circumstance. If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, the partial withdrawal will not reduce the Face Amount, but it will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal plus the partial withdrawal transaction charge. The Face Amount will be decreased in the following order: (1) the Face Amount at issue; and (2) any increases in the same order in which they were issued.

Generally, the partial withdrawal transaction charge will be allocated among the Divisions in the same proportion as the partial withdrawal is allocated. If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge allocated to a Division, the unpaid charges will be allocated equally among the remaining Divisions. In addition, an Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in another Division.

The Face Amount remaining in force after a partial withdrawal may not be less than $25,000. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be approved.

Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See "Policy Benefits--Death Benefit--Methods of Affecting Insurance Protection.")

Transfers

Under the Company's current rules, a Policy's Cash Value, (not including amounts credited to the Loan Account,) may be transferred among the Divisions available with the Policy. Requests for transfers from or among Divisions must be made in writing directly to us and may be made once each Policy Month. Transfers must be in amounts of at least $250 or, if smaller, the Policy's Cash Value in a Division. We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $250 or the entire Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

Although we currently intend to continue to permit transfers for the foreseeable future, the Policy provides that we may modify the transfer privilege, by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine.

Right to Examine Policy

The Owner may cancel a Policy within 10 days of after receiving it or such longer period if required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

To cancel the Policy, the Owner should mail or deliver the Policy directly to us. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy-- Postponement of Payments.")

As noted above, a request for an increase in Face Amount (see "Policy Benefits--Death Benefit") also may be cancelled. The request for cancellation must be made within the latest of:

  . 20 days from the date the Owner received the new Policy specifications pages for the increase;

  . 10 days of mailing the right to cancellation notice to the Owner; or

  . 45 days after the Owner signed the application for the increase.

Upon cancellation of an increase, the Owner may request that we refund the amount of the additional charges deducted in connection with the increase. This amount will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made absent the increase. (See "Charges and Deductions--Monthly Deduction.") If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. This amount will be allocated among the Divisions in the same manner as it was deducted.

Conversion Right to a Fixed Benefit Policy

Once during the first 24 Policy Months following the Issue Date of the Policy, the Owner may, upon written request, convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. In the event a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. (See "Policy Rights and Privileges-- Eligibility Change Conversion.") No evidence of insurability will be required when this right is exercised. However, we will require that the Policy be in force and that the Owner repay any existing Indebtedness. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

Eligibility Change Conversion

If an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends due to its termination or due to the termination of the employee's employment, the Insured's coverage will continue unless the Policy is no longer in force. Even if the Policy is not in force due to lapse, the right to reinstate and thus to convert a lapsed Policy will not be affected by the change in the employee's eligibility during the reinstatement period.

If a Certificate was issued under the Group Contract, the Certificate will be amended automatically so that it will continue in force as an Individual Policy. The rights, benefits, and guaranteed charges will not be altered by this amendment. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If, at the time the conversion occurs, the Policy is in a grace period (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement"), any premium necessary to prevent the Policy from lapsing must be paid us before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including a Corporate Program or Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. If a Certificate was originally issued to the employee's spouse, the Certificate will be amended automatically as described above. If an Individual Policy was originally issued, the Individual Policy will continue as described above. In addition, if an Associated Company ceases to be under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

Payment of Benefits at Maturity

If the Insured is living and the Policy is in force, the Company will pay the Cash Surrender Value of the Policy to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") A Policy will mature if and when the Insured reaches Attained Age 95.

Payment of Policy Benefits

A lump sum payment will be made. Provisions for settlement of proceeds different from a lump sum payment may only be made upon written our agreement.

Settlement Options. We may offer settlement options that apply to the payment of death benefit proceeds, as well as to benefits payable at maturity. Once a settlement option is in effect, there will no longer be value in the Separate Account.

Accelerated Death Benefits. We offer certain riders which permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

                             CHARGES AND DEDUCTIONS

We will be deducting charges in connection with the Policies to compensate us for providing the insurance benefits set forth in the Policies and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policies. We may realize a profit on one or more of these charges. We may use any such profit for any corporate purpose, including, among other things, payments of sales and distribution expenses.

Premium Expense Charges

Generally, there are no sales charges applicable to the Policies. However, there may be a front-end charge applied to premium payments ("premium expense charge") to certain Policies that would be categorized as individual contracts under OBRA.

Prior to allocation of net premiums among the Divisions, premium payments will be reduced by any premium expense charge. The premium expense charge is equal to a percentage of each premium paid as set forth on the specifications pages of the Policy. The charge will either be zero ("0") or 1%, depending on whether the Policy is determined to be a group or individual contract under OBRA. Among other possible employer-sponsored programs, Corporate Program Policies are deemed to be individual contracts. As a result of OBRA, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a ten year period rather than currently deducting such expenses. A high capitalization expense applies to the deferred acquisition expenses of Policies that are deemed to be individual contracts under OBRA and will result in a significantly higher corporate income tax liability for the Company in early Policy Years. Thus, under Policies that are deemed to be individual contracts under OBRA, we charge 1% of each premium payment for the anticipated higher corporate income taxes that result from the sale of such a Policy.

The net premium payment is calculated as the premium payment less:

  . the premium expense charge;

  . any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a Policy; and

  . the premium tax charge (described below).

The sales charges will not change if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

Premium Tax Charge

Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from jurisdiction to jurisdiction. Generally, to cover these premium taxes, premium payments will be reduced by a premium tax charge of 2% from all Policies. However, we may impose a premium tax charge of 2 1/4% for premium taxes on premiums received in connection with Policies issued under an Executive Program.

Monthly Deduction

Charges will be deducted monthly from the Cash Value of each Policy ("monthly deduction") to compensate us for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a Policy; (c) the cost of insurance; and (d) the cost of optional benefits added by rider. The monthly deduction will be deducted on the Investment Start Date and on each succeeding Monthly Anniversary. It will be allocated among each Division in the same proportion that a Policy's Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account) on the date the deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

Monthly Administrative Charge. We are responsible for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, reporting and overhead costs, processing applications, and establishing Policy records. We assess a monthly administration charge from each Policy. The amount of this charge is set forth in the specifications pages of the Policy and depends on the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. The following table sets forth the range of monthly administrative charges under the Policy:

                                                                      Subsequent
   Eligible Employees                                      First Year   Years
   ------------------                                      ---------- ----------
   250-499................................................   $5.00      $2.50
   500-999................................................   $4.75      $2.25
   1,000+.................................................   $4.50      $2.00

For Group Contracts or other employer-sponsored insurance programs (1) with fewer than 250 eligible employees, (2) with additional administrative costs, or
(3) that are offered as Executive Programs or Corporate Programs, the monthly administrative charge may be higher, but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program we may modify the above schedule for that Group Contract or other employer-sponsored insurance program. The amount of the administrative charge applicable to a particular Policy will be set forth in specifications pages for that Policy.

Cost of Insurance. The cost of insurance is deducted on each Monthly Anniversary for the next Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any increases in Face Amount. We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month.

Cost of Insurance Rates. The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. We will determine the current cost of insurance rates based on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risk we asume in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. We reserve the right to change criteria on which a rate class will be based in the future.

If gender mix is a factor, we will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, we may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, we reserve the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than 100% of the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the insured is not required to submit to a medical or paramedical examination. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table. Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. Any change in the actual cost of insurance rates will not include changes made to adjust for changes in the gener mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table.)

Net Amount at Risk. The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0040741), less (b) the Cash Value at the beginning of the Policy Month. Dividing the death benefit by 1.0040741 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 5%.

The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

Because the calculation of the net amount at risk is different under Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated. (See "Policy Benefits--Death Benefit" and "Policy Rights and Privileges--Surrender and Partial Withdrawals.")

Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Partial Withdrawal Transaction Charge

A transaction charge which is the lesser of $25 or 2% of the amount withdrawn will be assessed on each partial withdrawal, to cover administrative costs incurred in processing the partial withdrawal.

Separate Account Charges

Mortality and Expense Risk Charge. The Company will deduct a daily charge from the Separate Account at the rate not to exceed .0024547% of the net assets of each Division of the Separate Account. This equals an annual rate of .90% of those net assets. This deduction is guaranteed not to increase for the duration of the Policy. We may realize a profit from this charge and may use this profit to finance distribution expenses.

The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

Federal Taxes. Currently no charge is made to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may make such a charge in the future. Charges for other taxes incurred by the Account may also be made. (See "Federal Tax Matters.")

Expenses of the Funds. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the Funds. (See "Summary of the Policy--Separate Account Charges--Annual Expenses of the Funds" and The Company, the Separate Accounts and The Funds--The Funds.")

                     GENERAL MATTERS RELATING TO THE POLICY

Postponement of Payments

Payment of any amount due from the Separate Account because of surrender, partial withdrawals, election of an accelerated death benefit under a rider, death of the Insured, or the Maturity Date, as well as payments of a Policy loan and transfers, may be postponed whenever:

  (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

  (2) the SEC by order permits postponement for the protection of Owners; or

  (3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank.

The Contract

The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract. All statements made by the Insured in the application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be approved in writing by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

Control of Policy

The Insured will be the Owner of the Policy unless another person is shown as the Owner in the application. Ownership may be changed as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. After the Maturity Date, the Owner cannot change the payee nor the mode of payment, unless otherwise provided in the Policy. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one Owner at a given time, all must exercise the rights of ownership. If the Owner should die, and the Owner is not the Insured, the Owner's interest will go to his or her estate unless otherwise provided.

Beneficiary

The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

Change of Owner or Beneficiary

The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. The Company may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received by us. We will not be liable for any payment made or action taken before we receive the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds.

Policy Changes

We reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

Conformity with Statutes

If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws.

Claims of Creditors

To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

Incontestability

The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable, except for nonpayment of premiums, only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

Assignment

We will be bound by an assignment of a Policy only if: (a) it is in writing;
(b) the original instrument or a certified copy is filed with us at our Home Office; and (c) we send an acknowledged copy to the Owner. We are not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary.

Suicide

Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide at the time of application for the Policy or any increase in Face Amount.

Misstatement of Age and Corrections

If the age of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age.

Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

Additional Insurance Benefits

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. However, some Group Contracts or employer-sponsored insurance programs may not offer each of the additional benefits described below. Certain riders may not be available in all states. In addition, should it be determined that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits will be deducted as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Waiver of Monthly Deductions Rider. Provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled before age 65.

Accidental Death Benefit Rider. Provides additional insurance if the Insured's death results from accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by us that death resulted directly from accidental injury and independently of all other causes; occurred within 120 days from the date of injury; and occurred before the Policy Anniversary nearest age 70 of the Insured.

Children's Life Insurance Rider. Provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

HIV Acceleration of Death Benefits Rider. Provides for the Owner's election an accelerated payment, prior to the death of the Insured upon receipt of satisfactory evidence that the Insured has tested seropositive for the human immunodeficiency virus ("HIV") after both the Policy and rider are issued. We will pay the Policy's death benefit (less any Indebtedness and any term insurance added by riders), calculated on the date that we receive satisfactory evidence that the Insured has tested seropositive for HIV, reduced by a $100 administrative processing fee. We will pay the accelerated benefit to the Owner in a single payment in full settlement of the obligations under the Policy. The rider may be added to the Policy only after the Insured satisfactorily meets certain underwriting requirements which will generally include a negative HIV test result to a blood or other screening test acceptable to us.

The federal income tax consequences associated with (i) adding the HIV Acceleration of Death Benefit Rider or (ii) receiving the benefit provided under the rider are uncertain. Accordingly, we urge you to consult a tax advisor about such consequences before adding the HIV Acceleration of Death Benefit Rider to your Policy or requesting a benefit under the rider.

Accelerated Death Benefit Settlement Option Rider. Provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured (1) has a life expectancy of 12 months or less or (2) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The Accelerated Death Benefit Settlement Option Rider is not available with Corporate Programs.

The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (1) or (2), above (less any Indebtedness and any term insurance added by other riders), plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

Pursuant to the recently enacted Health Insurance Portability and Accountability Act of 1996, we believe that for federal income tax purposes an accelerated death benefit payment made under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the Insured under the Policy. However, you should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

Records and Reports

We will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent without comment periodic reports for the Funds and a list of the portfolio securities held in each Fund. Receipt of premium payments directly from the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by us for a nominal fee.

                          DISTRIBUTION OF THE POLICIES

Walnut Street Securities, Inc. ("Walnut Street") acts as principal underwriter of the Policies pursuant to an Underwriting Agreement with us. Walnut Street is a wholly-owned subsidiary of GenAmerica Corporation. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers. Walnut Street's Internal Revenue Service employer identification No. is 43-1333368. It is a Missouri corporation formed May 4, 1984. Walnut Street's address is 400 South 4th Street, Suite 1000, St. Louis, MO 63102. The Policies are distributed by the Company on behalf of Walnut Street or through broker-dealers who have entered into written sales agreements with Walnut Street. No commissions are paid for distribution of the Policies. Sales of the Policies may take place in all states (except New York) and the District of Columbia.

                    GENERAL PROVISIONS OF THE GROUP CONTRACT

Issuance

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office.

Premium Payments

The Contractholder will give planned premium payments for Insureds of the Contractholder or an Associated Company in an amount authorized by the employee to be deducted from his wages. All planned premiums under a Group Contract must be given in advance. The planned premium payment interval is agreed to by the Contractholder and us. Prior to each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

Grace Period

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Contractholder does not give premiums prior to the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner. (See "Policy Rights and Privileges-- Eligibility Change Conversion.")

Termination

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. New Policies will be issued as described in "Policy Rights and Privileges--Eligibility Change Conversion."

Right to Examine Group Contract

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us.

Entire Contract

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce claim under the Group Contract, unless it is in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

Incontestability

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

Ownership of Group Contract

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

                              FEDERAL TAX MATTERS

Introduction

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service.

Taxation of the Policy

Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") sets forth a definition of a life insurance contract for federal tax purposes. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, while proposed regulations and other interim guidance has been issued, final regulations have not been adopted. In short, guidance as to how Section 7702 is to be applied is limited. The Company nonetheless believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702, issued on July 5, 1991) that the Policy should meet the Section 7702 definition of a life insurance contract. If a Policy were determined not to be a life insurance contract for purposes of
Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy. Therefore, if it is subsequently determined that a Policy does not satisfy Section 7702, we will take whatever steps are appropriate and necessary to attempt to cause such Policy to comply with Section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under Section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, we reserve the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of each Division to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for federal tax purposes. Although we do not control the investment management companies or their investments, the investment management companies have represented that they intend to comply with the diversification requirements prescribed by the Treasury in Reg. Section 1.817-5. Thus, the Company believes that each Division of the Separate Account will be in compliance with the requirements prescribed by the Treasury.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets, for federal income tax purposes, if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If that were determined to be the case, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Premium payments and Policy Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

1. In general. As a life insurance contract, the proceeds and Cash Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under Section 101(a)(1) of the Code.

The exchange of a Policy, a change in the Policy's death benefit option (e.g., a change from Option B to Option A), a change in the Policy's Face Amount, a conversion to a fixed policy, an exchange, a Policy loan, an unscheduled premium payment, a Policy lapse with an outstanding loan, a partial withdrawal, a surrender, or an assignment of the Policy may have federal income tax consequences depending on the circumstances. In addition, federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or Beneficiary. A competent tax advisor should be consulted for further information.

Pursuant to the recently enacted Health Insurance Portability and Accountability Act of 1996, the Company believes that for federal income tax purposes an accelerated death benefit payment made under the Accelerated Death Benefit Settlement Option Rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the Insured under the Policy. However, you should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

The Policies may be used in various arrangements, such as nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of such Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement. In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Generally, the Owner will not be deemed to be in constructive receipt of the Cash Value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "modified endowment contract." Whether a Policy is or is not classified as a modified endowment contract, upon a complete surrender or lapse of the Policy or when benefits are paid at the maturity date, if the amount received plus the amount of Indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

2. Policies classified as modified endowment contracts. In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven Policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. Further, a Policy that is not otherwise a modified endowment contract may become a modified endowment contract if it is "materially changed." The determination whether a Policy will be a modified endowment contract may become a modified endowment contract if it is "materially changed." The determination whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and the Cash Value at the time of such change and the additional premiums paid in the seven years following the material change.

Due to the Policy's flexibility, classification as a modified endowment contract will depend on the individual circumstances of each Policy. Moreover, the rules relating to whether a Policy will be treated as a modified endowment contract are extremely complex. Therefore, a current or prospective Policy Owner is strongly advised to retain and consult with a competent advisor before purchasing a Policy, making an unscheduled premium payment on an existing Policy or making any change in an existing Policy, to determine whether the Policy will be treated as a modified endowment contract.

The Company has adopted administrative steps designed to protect a Policy Owner against inadvertently having the Policy become a modified endowment contract. Although the Company cannot provide complete assurance at this time that a Policy will not inadvertently become a modified endowment contract, it is continuing its efforts to enhance its administrative systems to monitor potential modified endowment classifications automatically.

3. Distributions from Policies Classified as Modified Endowment Contracts. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Cash Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from, or secured by, such a Policy (as well as due but unpaid interest that is added to the loan amount) are treated as distributions from such a Policy and taxed accordingly. Third, a 10 % additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distributions or loan is made on or after the Policy Owner attains age 59 1/2, is attributable to the Policy Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's Beneficiary.

If a Policy becomes a modified endowment contract after it is issued, distributions made during the Policy year in which it becomes a modified endowment contract, distributions in any subsequent Policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

4. Distributions From Policies Not Classified as Modified Endowment Contracts. Distributions from a Policy that is not a modified endowment contract, and which is not materially changed, or, if materially changed, is not classified as a modified endowment contract after such material change, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit (e.g., partial withdrawal or a change from Option B to Option A) or any other change that reduces benefits under the Policy in the first 15-years after the Policy is issued and that results in a cash distribution to the Policy Owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead, such loans are treated as Indebtedness of the Owner.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10% additional income tax.

5. Policy loan interest. If there is any borrowing against a Policy, the interest paid on the loan generally will not be tax deductible. A Policy Owner should consult a qualified tax adviser before deducting interest on a Policy loan.

6. Investment in the Policy. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Policy Owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

7. Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Policy Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income.

Possible Charge for Taxes

At the present time, the Company makes no charge to the Separate Account for any federal, state or local taxes we incur that may be attributable to the Separate Account or to the Policies. We reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Separate Account or to the Policies.

Possible Changes in Taxation

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the date of the change). A tax advisor should be consulted with respect to legislative developments and their effect on the Policy.

                  SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

The Company holds assets of the Separate Account. The assets are kept physically segregated and held separate and apart from our general assets. We maintain records of all purchases and redemptions of Fund shares by each of the Divisions. Additional protection for the assets of the Separate Account is afforded by a blended executive risk insurance program, including blanket fidelity coverage issued by CNA and Chubb Insurance Companies with a limit of $25 million, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                                 VOTING RIGHTS

To the extent required by law, the Company will vote the shares held in the Separate Account at regular and special shareholder meetings of the underlying Funds in accordance with instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the underlying Funds in its own right, it may elect to do so.

The Owners of Policies ordinarily are the persons having a voting interest in the Divisions of the Separate Account. The number of votes which an Owner has the right to instruct will be calculated separately for each Division. The number of votes which each Owner has the right to instruct will be determined by dividing a Policy's Cash Value in a Division by the net asset value per share of the corresponding Fund in which the

Division invests. Fractional shares will be counted. The number of votes of the Fund which the Owner has right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible to vote at the meeting of the underlying Funds. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the underlying Funds.

Because the Funds serve as investment vehicles for this Policy as well as for other variable life insurance policies sold by insurers other than the Company and funded through other separate investment accounts, persons owning the other policies will enjoy similar voting rights. We will vote Fund shares held in the Separate Account for which no timely voting instructions are received and Fund shares that we own as a consequence of accrued charges under the Policies, in proportion to the voting instructions which are received with respect to all Policies participating in a Fund. Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Fund.

Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of or one or more of the Funds or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or by the investment adviser or sub-adviser of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or we determine that the change would have an adverse effect on its general assets in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                                      IMSA

The Company is a member of the Insurance Market place Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

                        STATE REGULATION OF THE COMPANY

We are a stock life insurance company organized under the laws of Missouri and subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Director of Insurance on or before March 1 each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines our liabilities and reserves and the liabilities and reserves of the Separate Account and certifies their adequacy. A full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

In addition, we are subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

Preparing for Year 2000

Like all financial service providers, we utilizes systems that may be affected by Year 2000 transition issues and rely on service providers, including the Funds, that also may be affected. We have developed and implemented a Year 2000 transition plan, and sought disclosure from our service providers that they are also so engaged. The resources devoted to this effort that have been, and continue to be, substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact. However, as of the date of this prospectus, it is not anticipated that Policy Owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. We have examined our systems and made the necessary changes to ensure proper Year 2000 transition, and put in place the proper processes to ensure continued Year 2000 transition success. The results of that examination have been independently reviewed, but there can be no assurance that we will be completely successful, or that interaction with other service providers will not impair our services at that time.

                           MANAGEMENT OF THE COMPANY

            Name              Principal Occupation(s) During Past Five Years/1/
 --------------------------- --------------------------------------------------
 Executive Officers/2/

    Carl H. Anderson/4/      President and Chief Executive Officer since June,
                             1986. Vice President, New Ventures, since June
                             1986, General American Life Insurance Co., St.
                             Louis, MO (GenAm).

    Matthew K. Duffy         Vice President and Chief Financial Officer since
                             July, 1996. Formerly Director of Accounting,
                             Prudential Insurance Company of America, March,
                             1987-June, 1996.

    E. Thomas Hughes, Jr./4/ Treasurer since December, 1994. Corporate Actuary
    General American Life    and Treasurer, GenAm since October, 1994.
    Insurance Company        Executive Vice President--Group Pensions, GenAm
    700 Market Street        January, 1990-October, 1994.
    St. Louis, MO 63101

    Matthew P. McCauley/4/   Vice President and General Counsel since 1984.
    General American Life    Secretary since August, 1981. Vice President and
    Insurance Company        Associate General Counsel, GenAm, since December
    700 Market Street        30, 1995.
    St. Louis, MO 63101

    Craig K. Nordyke/4/      Executive Vice President and Chief Actuary since
                             November, 1996. Vice President and Chief Actuary
                             August, 1990-November, 1996; Second Vice President
                             and Chief Actuary, May, 1987-August, 1990.

    John R. Tremmel          Vice President--Operations and System Development
                             since January 1999. Formerly Chief Operating
                             Officer, ISP Alliance, April 1998-December 1998.
                             Vice President and General Manager of National
                             Operations Centers, Norell Corporation, January
                             1995-March 1998. Senior Vice President, Citicorp
                             Insurance Group, September 1986-December 1995.

 Directors/3/
    Richard A. Liddy         Chairman, President, and Chief Executive Officer,
                             GenAm, since May, 1992. President and Chief
                             Operating Officer, GenAm, May, 1988-May, 1992.

    Leonard M. Rubenstein    Chairman and Chief Executive Officer--Conning
                             Corporation and Conning Asset Management Company
                             since January, 1997. Executive Vice President--
                             Investments, GenAm, February, 1991-January, 1997.

    Warren J. Winer          Executive Vice President--Group, GenAm, since
                             September, 1995. Formerly, Managing Director, Wm.
                             M. Mercer, July, 1993-August, 1995; President, WF
                             Corroon, September, 1990-July, 1993.


          Name            Principal Occupation(s) During Past Five Years/1/
 ---------------------- ----------------------------------------------------
    Bernard H Wolzenski Executive Vice President--Individual, GenAm, since
                        November, 1991. Vice President--Life Product
                        Management, GenAm, May, 1989--November, 1991.

    A. Greig Woodring   President, Reinsurance Group of America, Inc., since
                        May, 1993, and
                        Executive Vice President--Reinsurance, GenAm, since
                        January, 1990.

--------
/1/All positions listed are with the Company unless otherwise indicated.
/2/The principal business address of each person listed is Paragon Life
   Insurance Company, 100 South Brentwood, St. Louis, MO 63105 unless otherwise noted.
/3/The principal business address of each person listed is General American
   Life Insurance Company, 700 Market Street, St. Louis, MO 63101, except A. Greig Woodring--Reinsurance Group of America, 660 Mason Ridge Center Drive, St. Louis, MO 63141.
/4/Indicates Executive Officers who are also Directors.

                                 LEGAL MATTERS

Sutherland, Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to aspects of federal securities laws. All matters of Missouri law pertaining to the Policies, including the validity of the Policies and the Company's right to issue the Policies and the Group Contract under Missouri insurance law, and all legal matters relating to the Parent Company's resolution concerning Policies issued by Paragon have been passed upon by Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company.

                               LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                    EXPERTS

The financial statements of the Company and the Separate Account included in this Prospectus and in the registration statement have been included in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

Actuarial matters included in this Prospectus have been examined by Craig K. Nordyke, FSA, MAAA, Executive Vice President and Chief Actuary of the Company, as stated in the opinion filed as an exhibit to the registration statement.

                             ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                              FINANCIAL STATEMENTS

The financial statements of the Company which are included in this Prospectus should be distinguished from the financial statements for the Separate Account included in this Prospectus, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                  DEFINITIONS

Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

Associated Companies--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

Beneficiary--The person(s) named in an Individual Insurance Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

Corporate Program--A category of Policies available, usually as an Individual Policy, in which the sponsoring employer or its designated trust is generally the Owner of the Policy.

Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

Home Office--The service office of the Company, the mailing address of which is 100 South Brentwood, St. Louis, Missouri 63105.

Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

Issue Age--The Insured's Age at his or her last birthday as of the date the Policy is issued.

Issue Date--The effective date of coverage under a Policy. The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium--The premium less any premium expense charge and any charge for premium taxes.

Owner--The Owner of a Policy, as designated in the application or as subsequently changed.

Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

Policy Anniversary--The same date each year as the Issue Date.

Policy Month--A month beginning on the Monthly Anniversary.

Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

Separate Account--The Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

Valuation Date--Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving when the Company is closed.

Valuation Period--The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

[KPMG LOGO]

          10 South Broadway
          Suite 900
          St. Louis, MO 63102-1761


                       INDEPENDENT AUDITOR'S REPORT

The Board of Directors

Paragon Life Insurance Company:

  We have audited the accompanying balance sheets of Paragon Life Insurance Company as of December 31, 1998 and 1997, and the related statements of operations and comprehensive income, stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1998, in conformity with generally accepted accounting principles.

                                          [LOGO SIGNATURE OF KPMG LLP]


February 3, 1999

[LOGO OF FOUR BOXES]

                      PARAGON LIFE INSURANCE COMPANY

                              Balance Sheets

                        December 31, 1998 and 1997

                         (in thousands of dollars)

                                                              1998      1997
                                                            ---------  -------
                          Assets
Fixed maturities, available for sale....................... $  83,384   75,704
Policy loans...............................................    14,135   11,487
Cash and cash equivalents..................................     7,439    5,733
                                                            ---------  -------
    Total cash and invested assets.........................  104,958    92,924
Reinsurance recoverables...................................     1,170    1,733
Deposits relating to reinsured policyholder account
 balances..................................................     6,688    6,416
Accrued investment income..................................     1,545    1,377
Deferred policy acquisition costs..........................    20,602   17,980
Fixed assets and leasehold improvements, net...............     4,504    2,609
Other assets...............................................       105      179
Separate account assets....................................   168,222  118,051
                                                            ---------  -------
    Total assets........................................... $ 307,794  241,269
                                                            =========  =======
           Liabilities and Stockholder's Equity
Policyholder account balances..............................    93,334   85,152
Policy and contract claims.................................     1,672    1,085
Federal income taxes payable...............................       281      163
Other liabilities and accrued expenses.....................     3,943    3,486
Payable to affiliates......................................     2,062    1,620
Due to separate account....................................       183       61
Deferred tax liability.....................................     5,591    4,394
Separate account liabilities...............................   168,222  118,051
                                                            ---------  -------
    Total liabilities...................................... $ 275,288  214,012
                                                            ---------  -------
Stockholder's equity:
  Common stock, par value $25; 100,000 shares authorized;
   82,000 shares issued and outstanding....................     2,050    2,050
  Additional paid-in capital...............................    17,950   17,950
  Accumulated other comprehensive income...................     2,809    1,958
  Retained earnings........................................     9,697    5,299
                                                            ---------  -------
    Total stockholder's equity............................. $  32,506   27,257
                                                            ---------  -------
    Total liabilities and stockholder's equity............. $ 307,794  241,269
                                                            =========  =======

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

             Statements of Operations and Comprehensive Income

               Years ended December 31, 1998, 1997 and 1996

                         (in thousands of dollars)

                                                          1998    1997   1996
                                                         ------- ------ ------
Revenues:
  Policy contract charges............................... $20,437 16,417 13,719
  Net investment income.................................   6,983  6,288  5,663
  Commissions and expense allowances on reinsurance
   ceded................................................     124     10    114
  Net realized investment gains.........................      53     69     72
                                                         ------- ------ ------
    Total revenues......................................  27,597 22,784 19,568
                                                         ======= ====== ======
Benefits and expenses:
  Policy benefits.......................................   4,774  3,876  3,326
  Interest credited to policyholder account balances....   5,228  4,738  4,126
  Commissions, net of capitalized costs.................     167    227     79
  General and administration expenses, net of
   capitalized costs....................................   9,512  7,743  6,798
  Amortization of deferred policy acquisition costs.....   1,150    424    285
                                                         ------- ------ ------
    Total benefits and expenses.........................  20,831 17,008 14,614
                                                         ======= ====== ======
    Income before federal income tax expense............   6,766  5,775  4,954
Federal income tax expense..............................   2,368  1,885  1,738
                                                         ------- ------ ------
Net income.............................................. $ 4,398  3,890  3,216
Other comprehensive income (loss).......................     851  1,636 (1,261)
                                                         ------- ------ ------
Comprehensive income.................................... $ 5,249  5,526  1,955
                                                         ======= ====== ======

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

                    Statements of Stockholder's Equity

               Years ended December 31, 1998, 1997, and 1996

                         (in thousands of dollars)

                                            Accumulated
                                Additional     other     Retained      Total
                         Common  paid-in   comprehensive earnings  stockholder's
                         Stock   capital      income     (deficit)    equity
                         ------ ---------- ------------- --------  -------------
Balance at December 31,
 1995................... $2,050   17,950       1,583      (1,807)     19,776
  Net income............    --       --          --        3,216       3,216
  Other comprehensive
   income...............    --       --       (1,261)        --       (1,261)
                         ------   ------      ------      ------      ------
Balance at December 31,
 1996................... $2,050   17,950         322       1,409      21,731
  Net income............    --       --          --        3,890       3,890
  Other comprehensive
   income...............    --       --        1,636         --        1,636
                         ------   ------      ------      ------      ------
Balance at December 31,
 1997................... $2,050   17,950       1,958       5,299      27,257
  Net income............    --       --          --        4,398       4,398
  Other comprehensive
   income...............    --       --          851         --          851
                         ------   ------      ------      ------      ------
Balance at December 31,
 1998................... $2,050   17,950       2,809       9,697      32,506
                         ======   ======      ======      ======      ======

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

                         Statements of Cash Flows

               Years ended December 31, 1998, 1997 and 1996

                         (in thousands of dollars)

                                                      1998     1997     1996
                                                    --------  -------  -------
Cash flows from operating activities:
  Net income....................................... $  4,398    3,890    3,216
  Adjustments to reconcile net income to net cash
   provided by (used in) operating activities:
    Change in:
      Reinsurance recoverables.....................      563     (892)     407
      Deposits relating to reinsured policyholder
       account balances............................     (272)    (342)    (378)
      Accrued investment income....................     (168)     (79)    (257)
      Federal income tax payable...................      118     (648)     811
      Other assets.................................   (1,821)  (1,280)  (1,019)
      Policy and contract claims...................      587      (23)      12
      Other liabilities and accrued expenses.......      457      782      741
      Payable to affiliates........................      442     (669)     397
      Due to separate account......................      122      (34)    (108)
    Deferred tax expense...........................      740      732      615
    Policy acquisition costs deferred..............   (3,808)  (2,972)  (2,447)
    Amortization of deferred policy acquisition
     costs.........................................    1,150      424      285
    Interest credited to policyholder accounts.....    5,228    4,738    4,126
    Net gain on sales and calls of fixed
     maturities....................................      (53)     (69)     (72)
                                                    --------  -------  -------
Net cash provided by operating activities..........    7,683    3,558    6,329
                                                    --------  -------  -------
Cash flows from investing activities:
  Purchase of fixed maturities.....................  (14,915) (12,557) (15,290)
  Sale or maturity of fixed maturities.............    8,632    5,255    6,860
  Increase in policy loans, net....................   (2,648)  (1,923)  (2,358)
                                                    --------  -------  -------
Net cash used in investing activities..............   (8,931)  (9,225) (10,788)
                                                    --------  -------  -------
Cash flows from financing activities:
  Net policyholder account deposits................    2,954    2,294    6,509
                                                    --------  -------  -------
Net increase (decrease) in cash and cash
 equivalents.......................................    1,706   (3,373)   2,050
Cash and cash equivalents at beginning of year.....    5,733    9,106    7,056
                                                    --------  -------  -------
Cash and cash equivalents at end of year........... $  7,439    5,733    9,106
                                                    ========  =======  =======
Income taxes paid.................................. $ (1,460)  (1,801)    (198)
                                                    ========  =======  =======

              See accompanying notes to financial statements.

                      PARAGON LIFE INSURANCE COMPANY

(1) Summary of Significant Accounting Policies

  Paragon Life Insurance Company (Paragon or the Company) is a wholly owned subsidiary of General American Life Insurance Company (General American or the Parent). Paragon markets universal life and variable universal life insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in the District of Columbia and all states except New York.

  General American has guaranteed that Paragon will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, General American will pay such claim directly to the policyholder if Paragon is unable to make such payment. The guarantee agreement is binding on General American, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than General American's rating.

  The accompanying financial statements are prepared on the basis of generally accepted accounting principles. The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates. Accounts that the Company deems to be sensitive to changes in estimates include deferred policy acquisition costs and contract claims.

  The significant accounting policies of the Company are as follows:

 (a) Recognition of Policy Revenue and Related Expenses

  Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefits and expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

  Policy acquisition costs, such as commissions and certain costs of policy issuance and underwriting, are deferred and amortized in relation to the present value of expected gross profits over the estimated life of the policies.

 (b) Invested Assets

  Investment securities are accounted for at fair value. At December 31, 1998 and 1997, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of taxes, being reflected as accumulated other comprehensive income, a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.

  Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

  Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

                      PARAGON LIFE INSURANCE COMPANY

 (c) Policyholder Account Balances

  Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates of 4% in 1998, 1997 and 1996. The actual crediting rate was 6.5% in 1998 and 1997, and ranged from 6.5% to 7.0% in 1996.

 (d) Federal Income Taxes

  The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  The Company files its federal income tax return on a consolidated basis with its Parent and other subsidiaries. In accordance with a tax allocation agreement between Paragon and General American, taxes are computed as if Paragon was filing its own income tax return, and tax expense (benefit) is paid to, or received from, General American. Paragon recognizes a tax benefit to the extent that its tax losses are utilized by other members of the General American consolidated tax group.

 (e) Reinsurance

  Balances resulting from agreements which transfer funds relating to policyholder account balances have been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

 (f) Deferred Policy Acquisition Costs

  The costs of acquiring new business which vary with, and are primarily related to, the production of new business have been deferred to the extent that such costs are deemed recoverable from future gross profits. Such costs include commissions, premium taxes, as well as certain costs of policy issuance and underwriting. Deferred policy acquisition costs are adjusted for the impact on estimated gross margins of net unrealized gains and losses on investment securities. The estimates of expected gross margins are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date is adjusted by a charge or credit to income.

 (g) Separate Account Business

  The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at fair value.

                      PARAGON LIFE INSURANCE COMPANY

 (h) Fair Value of Financial Instruments

  Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

    Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

    Policy loans--Policy loans are carried at their unpaid balances which approximates fair value.

    Separate account assets and liabilities--The separate account assets are carried at fair value as determined by quoted market prices. Accordingly, the carrying value of separate account liabilities is equal to their fair value since it represents the contractholders' interest in the separate account assets.

    Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

 (i) Cash and Cash Equivalents

  For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

 (j) Reclassifications

  The Company has reclassified the presentation of certain prior period information to conform to the 1998 presentation.

(2) Investments

  The amortized cost and estimated fair value of fixed maturities at December 31, 1998 and 1997 are as follows (000's):

                                                         1998
                                       -----------------------------------------
                                                   Gross      Gross    Estimated
                                       Amortized unrealized unrealized   fair
                                         cost      gains      losses     value
                                       --------- ---------- ---------- ---------
      U.S. Treasury securities........  $ 6,705      267        --       6,972
      Corporate securities............   64,607    4,481       (208)    68,881
      Mortgage-backed securities......    6,854      192        (25)     7,021
      Asset-backed securities.........      500       10        --         510
                                        -------    -----       ----     ------
                                        $78,666    4,950       (233)    83,384
                                        =======    =====       ====     ======

                                                         1997
                                       -----------------------------------------
                                                   Gross      Gross    Estimated
                                       Amortized unrealized unrealized   fair
                                         cost      gains      losses     value
                                       --------- ---------- ---------- ---------
      U.S. Treasury securities........  $ 4,472      131        --       4,603
      Corporate securities............   56,973    3,098       (142)    59,929
      Mortgage-backed securities......    9,124      233        (48)     9,309
      Asset-backed securities.........    1,762      101        --       1,863
                                        -------    -----       ----     ------
                                        $72,331    3,563       (190)    75,704
                                        =======    =====       ====     ======

                      PARAGON LIFE INSURANCE COMPANY

  The amortized cost and estimated fair value of fixed maturities at December 31, 1998, by contractual maturity, are shown below (000's). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                       Estimated
                                                             Amortized   fair
                                                               cost      value
                                                             --------- ---------
      Due in one year or less...............................  $   605      616
      Due after one year through five years.................   20,733   21,528
      Due after five years through ten years................   12,600   13,338
      Due after ten years through twenty years..............   37,873   40,881
      Mortgage-backed securities............................    6,855    7,021
                                                              -------   ------
                                                              $78,666   83,384
                                                              =======   ======

  Proceeds from sales of fixed maturities during 1998, 1997 and 1996 were $4,069,000, $1,328,585 and $4,129,254 respectively. Gross gains of $53,180,
$68,876 and $71,604 were realized on those sales in 1998, 1997 and 1996, respectively.

  The sources of net investment income follow (000s):

                                                            1998   1997   1996
                                                           ------  -----  -----
      Fixed Maturities.................................... $5,603  4,941  4,626
      Short-term investments..............................    535    608    449
      Policy loans and other..............................    924    807    680
                                                           ------  -----  -----
                                                           $7,062  6,356  5,755
      Investment expenses.................................    (79)   (68)   (92)
                                                           ------  -----  -----
          Net investment income........................... $6,983  6,288  5,663
                                                           ======  =====  =====

  A summary of the components of the net unrealized appreciation
(depreciation) on invested assets carried at fair value is as follows (in
000's):

                                                           1998     1997   1996
                                                          -------  ------  ----
      Unrealized appreciation (depreciation):
        Fixed maturities available-for-sale.............. $ 4,717   3,373   513
        Deferred policy acquisition costs................    (396)   (361)  (17)
      Deferred income taxes..............................  (1,512) (1,054) (174)
                                                          -------  ------  ----
      Net unrealized appreciation (depreciation)......... $ 2,809   1,958   322
                                                          =======  ======  ====

  The Company has fixed maturities on deposit with various state insurance departments with an amortized cost of approximately $4,121,000 and $3,982,000 at December 31, 1998 and 1997, respectively.

(3) Reinsurance

  The Company reinsures certain risks with other insurance companies above a maximum retention amount (currently $50,000) to help reduce the loss on any single policy.

                      PARAGON LIFE INSURANCE COMPANY

  Premiums and related reinsurance amounts for the years ended December 31, 1998, 1997 and 1996 as they relate to transactions with affiliates are summarized as follows (000's):

                                                            1998    1997   1996
                                                           ------- ------ ------
      Reinsurance transactions with affiliates:
        Premiums for reinsurance ceded.................... $14,723 13,001 10,264
        Policy benefits ceded.............................  17,071 14,070  6,274
        Commissions and expenses ceded....................     123    195    114
        Reinsurance recoverables..........................   1,109  1,661    774

  Ceded premiums and benefits to nonaffiliates for 1998, 1997 and 1996 were insignificant.

(4) Deferred Policy Acquisition Costs

  A summary of the policy acquisition costs deferred and amortized is as follows (000's):

                                                         1998     1997    1996
                                                        -------  ------  ------
      Balance at beginning of year....................  $17,980  15,776  13,006
      Policy acquisition costs deferred...............    3,808   2,972   2,447
      Policy acquisition costs amortized..............   (1,150)   (424)   (285)
      Deferred policy acquisition costs relating to
       change in unrealized (gain) loss on investments
       available for sale.............................     (36)   (344)     608
                                                        -------  ------  ------
      Balance at end of year..........................  $20,602  17,980  15,776
                                                        =======  ======  ======

(5) Federal Income Taxes

  The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows (000s):

                                                               1998  1997  1996
                                                              ------ ----- -----
      Current tax (benefit) expense.......................... $1,628 1,153 1,123
      Deferred tax expense...................................    740   732   615
                                                              ------ ----- -----
      Federal income tax expense............................. $2,368 1,885 1,738
                                                              ====== ===== =====

  A reconciliation of the Company's "expected" federal income tax expense, computed by applying the federal U.S. corporate tax rate of 35% to income from operations before federal income tax, is as follows (000s):

                                                              1998  1997   1996
                                                             ------ -----  -----
      Computed "expected" tax expense....................... $2,368 2,022  1,734
      Other, net............................................      0  (137)     4
                                                             ------ -----  -----
      Federal income tax expense............................ $2,368 1,885  1,738
                                                             ====== =====  =====

                      PARAGON LIFE INSURANCE COMPANY

  The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 1998 and 1997 are presented below (000's):

                                                               1998  1997  1996
                                                              ------ ----- -----
      Deferred tax assets:
        Unearned reinsurance allowances...................... $  218   217   153
        Policy and contract liabilities......................    709 1,031 1,305
        Tax capitalization of acquisition costs..............  2,147 1,755 1,386
        Other, net...........................................     58    76    69
                                                              ------ ----- -----
          Total deferred tax assets.......................... $3,132 3,079 2,913
                                                              ====== ===== =====
      Deferred tax liabilities:
        Unrealized gain on investments....................... $1,512 1,054   174
        Deferred policy acquisition costs....................  7,211 6,419 5,520
                                                              ------ ----- -----
          Total gross deferred tax liabilities............... $8,723 7,473 5,694
                                                              ------ ----- -----
          Net deferred tax liabilities....................... $5,591 4,394 2,781
                                                              ====== ===== =====

  The Company believes that a valuation allowance with respect to the realization of the total gross deferred tax asset is not necessary. In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company files a consolidated tax return with its Parent. Realization of the gross tax asset will not be dependent solely on the Company's ability to generate its own taxable income. General American has a proven history of earnings and it appears more likely than not that the Company's gross deferred tax asset will ultimately be fully realized.

(6) Related-Party Transactions

  Paragon purchases certain administrative services from General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 1998, 1997 and 1996 were $1,513,433, $1,348,198 and $1,250,396, respectively. See Note 3 for reinsurance transactions with affiliates.

(7) Pension Plan

  Associates of Paragon participate in a non-contributory multi-employer defined benefit pension plan jointly sponsored by Paragon and General American. The benefits are based on years of service and compensation level. No pension expense was recognized in 1998, 1997 or 1996 due to overfunding of the plan.

  In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the Company for the incentive plan were $188,316, $198,972 and $80,434 for 1998, 1997 and 1996, respectively.

  Paragon provides for certain health care and life insurance benefits for retired employees. The Company accounts for these benefits in accordance with SFAS No. 106--Employer's Accounting for Postretirement Benefits Other Than Pensions. The amounts involved are not material.

(8) Statutory Financial Information

  The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting which varies in some

                      PARAGON LIFE INSURANCE COMPANY
respects from generally accepted accounting principles (GAAP). Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of policy and contract liabilities computed using required valuation standards which may vary in methodology utilized; (3) nonprovision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; (5) valuation of investments in fixed maturities at amortized cost; (6) net presentation of reinsurance balances; and (7) recognition of deposits and withdrawals on universal life policies as revenues and expenses.

  The stockholder's equity (surplus) and net income (loss) of the Company at December 31, 1998, 1997 and 1996, as determined using statutory accounting practices, is summarized as follows (000's):

                                                          1998    1997   1996
                                                         ------- ------ ------
      Statutory surplus as reported to regulatory
       authorities...................................... $10,500 10,725 10,751
      Net income (loss) as reported to regulatory
       authorities...................................... $ 1,596  1,397    982

(9) Dividend Restrictions

  Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends which can be paid without prior approval of the insurance commissioner is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 1998 without prior notice or approval is $1,596,000. Paragon did not pay dividends in 1998, 1997 or 1996.

(10) Risk-Based Capital

  The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital (RBC) requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

  The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 1998, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

(11) Commitments and Contingencies

  The Company leases certain of its facilities and equipment under noncancellable leases the majority of which expires March 2001. The future minimum lease obligations under the terms of the leases are summarized as follows (000s):

      Year ended December 31:
        1999............................................................. $  626
        2000.............................................................    598
        2001.............................................................    256
        2002.............................................................     53
                                                                          ------
                                                                          $1,533
                                                                          ======

  Rent expense totaled $489,999, $433,864 and $388,976 in 1998, 1997 and 1996,
respectively.

                      PARAGON LIFE INSURANCE COMPANY

                Notes to Financial Statements--(Concluded)

(12) Comprehensive Income

  In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income", effective for years beginning after December 15, 1997. SFAS No. 130 establishes standards for reporting and display of comprehensive income and its components (revenues, expenses, gains and losses) in a full set of general-purpose financial statements. The most significant items of comprehensive income are net income and changes in unrealized gains and losses on securities. The adoption of SFAS No. 130 does not affect results of operations or financial position, but affects their presentation and disclosure. The Company has adopted SFAS No. 130 as of January 1, 1998, and the following summaries present the components of the Company's comprehensive income, other than net income, for the periods ending December 31, 1998, 1997 and 1996 (000s):

                                                              1998
                                                     -------------------------
                                                     Before-     Tax     Net-
                                                       Tax    (Expense) of-Tax
                                                     Amount   Benefit   Amount
                                                     -------  --------  ------
      Unrealized holding gains arising during
       period....................................... $ 1,361    (476)      885
      Less: reclassification adjustment for gains
       realized in net income.......................     (53)     19       (34)
                                                     -------    ----    ------
      Other comprehensive income....................   1,308    (457)      851
                                                     -------    ----    ------

                                                              1997
                                                     -------------------------
                                                     Before-     Tax     Net-
                                                       Tax    (Expense) of-Tax
                                                     Amount   Benefit   Amount
                                                     -------  --------  ------
      Unrealized holding gains arising during
       period....................................... $ 2,585    (904)    1,681
      Less: reclassification adjustment for gains
       realized in net income.......................     (69)     24       (45)
                                                     -------    ----    ------
      Other comprehensive income....................   2,516    (880)    1,636
                                                     -------    ----    ------

                                                              1996
                                                     -------------------------
                                                     Before-     Tax     Net-
                                                       Tax    (Expense) of-Tax
                                                     Amount   Benefit   Amount
                                                     -------  --------  ------
      Unrealized holding gains arising during
       period....................................... $(1,868)    654    (1,214)
      Less: reclassification adjustment for gains
       realized in net income.......................     (72)     25       (47)
                                                     -------    ----    ------
      Other comprehensive income (loss).............  (1,940)    679    (1,261)
                                                     -------    ----    ------

[KPMG LOGO]

          10 South Broadway
          Suite 900
          St. Louis, MO 63102-1761


                       INDEPENDENT AUDITORS' REPORT

The Board of Directors

Paragon Life Insurance Company and

Policyholders of Separate Account B's Multi Manager Divisions:

  We have audited the accompanying statements of net assets, including the schedule of investments, of the Scudder Money Market, Scudder International, Fidelity VIP Equity-Income, Fidelity VIP Growth, Fidelity VIPII Index 500, Fidelity VIPII Contrafund, PutnamVT High Yield, PutnamVT Voyager, PutnamVT U.S. Government and High Quality Bond, PutnamVT New Opportunities, TR Price New America Growth, TR Price Limited-Term Bond, TR Price Personal Strategy Balanced, and MFS Emerging Growth Divisions of Paragon Separate Account B as of December 31, 1998 and the related statements of operations and changes in net assets for the period presented. These financial statements are the responsibility of Paragon Separate Account B's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1998 by correspondence with the Scudder Variable Life Investment Fund, the Fidelity Variable Insurance Products Fund, the Fidelity Variable Insurance Products Fund II, the Putnam Variable Trust, the T. Rowe Price Equity Series, Inc., the
T. Rowe Price Fixed Income Series, Inc., and the MSF Variable Insurance Trust. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Scudder Money Market, Scudder International, Fidelity VIP Equity Income, Fidelity VIP Growth, Fidelity VIPII Index 500, Fidelity VIPII Contrafund, PutnamVT High Yield, PutnamVT Voyager, PutnamVT U.S. Government and High Quality Bond, PutnamVT New Opportunities, TR Price New America Growth, TR Price Limited-Term Bond, TR Price Personal Strategy Balanced, and MFS Emerging Growth Divisions of Paragon Separate Account B as of December 31, 1998, and the results of their operations and changes in their net assets for the period presented, in conformity with generally accepted accounting principles.


                                       [LOGO SIGNATURE OF KPMG LLP]

April 2, 1999

[LOGO OF FOUR BOXES]

                        PARAGON SEPARATE ACCOUNT B

                         STATEMENTS OF NET ASSETS

                            December 31, 1998

                         Scudder Money    Scudder      Fidelity    Fidelity  Fidelity   Fidelity    Putnam    Putnam
                            Market     International Equity Income  Growth   Index 500 Contrafund High Yield Voyager
                           Division      Division      Division    Division  Division   Division   Division  Division
                         ------------- ------------- ------------- --------- --------- ---------- ---------- --------
                             1998          1998          1998        1998      1998       1998       1998      1998
                         ------------- ------------- ------------- --------- --------- ---------- ---------- --------
Net Assets:
  Investments in
   Multiple Fund
   Investments, at
   Market Value (See
   Schedule of
   Investments).........   $278,615      1,419,996     1,881,175   1,594,312 4,554,893 2,993,480   325,291   914,718
  Receivable from
   Paragon Life
   Insurance Company....        949            768         5,646       2,303    11,091     4,589       826     1,282
                           --------      ---------     ---------   --------- --------- ---------   -------   -------
    Total Net Assets....    279,564      1,420,764     1,886,821   1,596,615 4,565,984 2,998,069   326,117   916,000
                           ========      =========     =========   ========= ========= =========   =======   =======
  Group Variable
   Universal Life Cash
   Value Invested in
   Separate Account.....    279,564      1,420,764     1,886,821   1,596,615 4,565,984 2,998,069   326,117   916,000
                           --------      ---------     ---------   --------- --------- ---------   -------   -------
                           $279,564      1,420,764     1,886,821   1,596,615 4,565,984 2,998,069   326,117   916,000
                           ========      =========     =========   ========= ========= =========   =======   =======
Total Units Held........    258,628         86,073        70,582      31,290    31,540   117,088    24,620    18,481
Net Asset Value Per
 Unit...................   $   1.08          16.51         26.73       51.03    144.77     25.61     13.25     49.56
Cost of Investments.....   $278,615      1,392,848     1,739,485   1,297,864 3,687,332 2,416,939   354,369   755,547
                           ========      =========     =========   ========= ========= =========   =======   =======

                                                                           TR Price                        MFS
                          Putnam US Gvt &   Putnam New      TR Price     Limited-Term     TR Price      Emerging
                         High Quality Bond Opportunities   New America       Bond     Personal Strategy  Growth
                             Division        Division    Growth Division   Division   Balanced Division Division
                         ----------------- ------------- --------------- ------------ ----------------- ---------
                               1998            1998           1998           1998           1998          1998
                         ----------------- ------------- --------------- ------------ ----------------- ---------
Net Assets:
  Investments in
   Multiple Fund
   Investments, at
   Market Value (See
   Schedule of
   Investments).........     $607,180        1,076,927      1,537,439      106,887         971,090      1,933,087
  Receivable from
   Paragon Life
   Insurance Company....        1,756              742          7,759        2,444           2,081          4,143
                             --------        ---------      ---------      -------         -------      ---------
    Total Net Assets....      608,936        1,077,669      1,545,198      109,331         973,171      1,937,230
                             ========        =========      =========      =======         =======      =========
  Group Variable
   Universal Life Cash
   Value Invested in
   Separate Account.....      608,936        1,077,669      1,545,198      109,331         973,171      1,937,230
                             --------        ---------      ---------      -------         -------      ---------
                             $608,936        1,077,669      1,545,198      109,331         973,171      1,937,230
                             ========        =========      =========      =======         =======      =========
Total Units Held........       40,237           41,772         61,751       20,107          54,631         91,515
Net Asset Value Per
 Unit...................     $  15.13            25.80          25.02         5.44           17.81          21.17
Cost of Investments.....     $568,331          856,045      1,287,773      105,833         922,329      1,466,067
                             ========        =========      =========      =======         =======      =========

             See Accompanying Notes to Financial Statements.

                        PARAGON SEPARATE ACCOUNT B

                         STATEMENTS OF OPERATIONS

  For the Year Ended December 31, 1998 and the Period from February 26, 1997
                     (Inception) to December 31, 1997

                           Scudder Money         Scudder          Fidelity         Fidelity
                               Market         International    Equity Income    Equity Growth    Fidelity Index
                              Division          Division          Division         Division       500 Division
                          -----------------  ----------------  ---------------  ---------------  ----------------
                            1998     1997     1998     1997     1998     1997    1998     1997    1998     1997
                          --------  -------  -------  -------  -------  ------  -------  ------  -------  -------
Investment Income:
 Dividend Income........  $ 10,143    3,261   16,096        1   14,639     --     3,814     --    27,845      --
Expenses:
 Mortality and Expense
 Charge.................     1,460      455    8,335    2,631   10,564   2,552    7,802   1,885   23,600    6,310
                          --------  -------  -------  -------  -------  ------  -------  ------  -------  -------
 Net Investment Income
 (Expense)..............     8,683    2,806    7,761   (2,630)   4,075  (2,552)  (3,988) (1,885)   4,245   (6,310)
Net Realized Gain on In-
vestments
 Realized Gain from Dis-
 tributions.............                --   105,862      --    52,096     --    99,760     --    64,495      --
 Proceeds from Sales....    51,234  289,611  102,947  173,610  124,813  38,007   74,918  26,952  172,866  153,926
 Cost of Investments
 Sold...................    51,234  289,611  106,571  177,689  119,169  36,223   70,769  25,580  152,050  146,855
                          --------  -------  -------  -------  -------  ------  -------  ------  -------  -------
   Net Realized Gain
   (Loss) on
   Investments..........       --       --   102,238   (4,079)  57,740   1,784  103,909   1,372   85,311    7,071
Net Unrealized Gain
(Loss) on Investments:
 Unrealized Gain (Loss)
 Beginning of Year......       --       --   (25,879)     --    56,580     --    30,076     --   158,189      --
 Unrealized Gain (Loss)
 End of Year............       --       --    27,148  (25,879) 141,690  56,580  296,448  30,076  867,561  158,189
                          --------  -------  -------  -------  -------  ------  -------  ------  -------  -------
 Net Unrealized Gain
 (Loss) on Investments..       --       --    53,027  (25,879)  85,110  56,580  266,372  30,076  708,372  158,189
                          --------  -------  -------  -------  -------  ------  -------  ------  -------  -------
   Net Gain (Loss) on
   Investments..........       --       --   155,265  (29,958) 142,850  58,364  370,281  31,448  794,683  165,260
                          --------  -------  -------  -------  -------  ------  -------  ------  -------  -------
Increase (Decrease) in
Net Assets Resulting
from Operations.........  $  8,683    2,806  163,026  (32,588) 146,925  55,812  366,293  29,563  798,928  158,950
                          ========  =======  =======  =======  =======  ======  =======  ======  =======  =======
                              Fidelity                                          Putnam US Gvt        Putnam
                             Contrafund        Putnam High     Putnam Voyager   & High Quality         New
                              Division       Yield Division       Division      Bond Division     Opportunities
                          -----------------  ----------------  ---------------  ---------------  ----------------
                            1998     1997     1998     1997     1998     1997    1998     1997    1998     1997
                          --------  -------  -------  -------  -------  ------  -------  ------  -------  -------
Investment Income:
 Dividend Income........  $ 10,800      --    17,896      277    1,303      32   24,286      24      --       --
Expenses:
 Mortality and Expense
 Charge.................    15,117    4,049    1,965      775    4,710   1,503    3,672   1,336    5,408    1,771
                          --------  -------  -------  -------  -------  ------  -------  ------  -------  -------
 Net Investment Income
 (Expense)..............    (4,317)  (4,049)  15,931     (498)  (3,407) (1,471)  20,614  (1,312)  (5,408)  (1,771)
Net Realized Gain on In-
vestments
 Realized Gain from Dis-
 tributions.............    79,460      --     2,808       32   31,790     692      632     --     8,780      --
 Proceeds from Sales....   103,003   45,697   57,532   22,023   72,208  39,294    9,892  13,191   88,851   21,590
 Cost of Investments
 Sold...................    94,211   42,658   53,897   20,837   63,834  36,437    9,414  12,846   75,941   19,924
                          --------  -------  -------  -------  -------  ------  -------  ------  -------  -------
   Net Realized Gain
   (Loss) on
   Investments..........    88,252    3,039    6,443    1,218   40,164   3,549    1,110     345   21,690    1,666
Net Unrealized Gain
(Loss) on Investments:                                                           20,067     --
 Unrealized Gain (Loss)
 Beginning of Year......    83,162      --    14,350      --    46,424     --                     58,379      --
 Unrealized Gain (Loss)
 End of Year............   576,541   83,162  (29,078)  14,350  159,171  46,424   38,849  20,067  220,882   58,379
                          --------  -------  -------  -------  -------  ------  -------  ------  -------  -------
 Net Unrealized Gain
 (Loss) on Investments..   493,379   83,162  (43,428)  14,350  112,748  46,424   18,782  20,067  162,503   58,379
                          --------  -------  -------  -------  -------  ------  -------  ------  -------  -------
   Net Gain (Loss) on
   Investments..........   581,631   86,201  (36,985)  15,568  152,912  49,973   19,892  20,412  184,193   60,045
                          --------  -------  -------  -------  -------  ------  -------  ------  -------  -------
Increase (Decrease) in
Net Assets Resulting
from Operations.........  $577,314   82,152  (21,054)  15,070  149,505  48,502   40,506  19,100  178,785   58,274
                          ========  =======  =======  =======  =======  ======  =======  ======  =======  =======

             See Accompanying Notes to Financial Statements.

                        PARAGON SEPARATE ACCOUNT B

  For the Year Ended December 31, 1998 and the Period from February 26, 1997
                     (Inception) to December 31, 1997

                                                           TR Price
                                             TR Price      Personal
                           TR Price New      Limited-      Strategy     MFS Emerging
                          America Growth     Term Bond     Balanced        Growth
                             Division        Division      Division       Division
                          ----------------  ----------- -------------- ---------------
                            1998     1997   1998  1997   1998   1997    1998     1997
                          --------  ------  ----- ----- ------ ------- -------  ------
Investment Income:
 Dividend Income........  $    --      --   3,964 1,148 22,815   8,442   7,893     --
Expenses:
 Mortality and Expense
 Charge.................     8,308   2,619    521   141  5,220   1,615   9,802   3,269
                          --------  ------  ----- ----- ------ ------- -------  ------
 Net Investment Income
 (Expense)..............    (8,308) (2,619) 3,443 1,007 17,595   6,827  (1,909) (3,269)
Net Realized Gain on In-
vestments
 Realized Gain from Dis-
 tributions.............    29,621   1,910    201   --  32,671   7,070   2,818     --
 Proceeds from Sales....    64,424  25,684  5,557 3,027 81,578 128,464 104,262  85,782
 Cost of Investments
 Sold...................    56,227  24,158  5,494 2,981 77,738 125,119  91,161  80,415
                          --------  ------  ----- ----- ------ ------- -------  ------
   Net Realized Gain
   (Loss) on Invest-
   ments................    37,818   3,436    264    46 36,511  10,415  15,919   5,367
Net Unrealized Gain
(Loss) on Investments:
 Unrealized Gain (Loss)
 Beginning of Year......    74,143     --     348   --  10,497     --   68,906     --
 Unrealized Gain (Loss)
 End of Year............   249,666  74,143  1,054   348 48,761  10,497 467,020  68,906
                          --------  ------  ----- ----- ------ ------- -------  ------
 Net Unrealized Gain
 (Loss) on Investments..   175,523  74,143    706   348 38,264  10,497 398,114  68,906
                          --------  ------  ----- ----- ------ ------- -------  ------
   Net Gain (Loss) on
   Investments..........   213,341  77,579    970   394 74,775  20,912 414,033  74,273
                          --------  ------  ----- ----- ------ ------- -------  ------
Increase (Decrease) in
Net Assets Resulting
from Operations.........  $205,033  74,960  4,413 1,401 92,370  27,739 412,124  71,004
                          ========  ======  ===== ===== ====== ======= =======  ======


                See Accompanying Notes to Financial Statements.

                        PARAGON SEPARATE ACCOUNT B

                   STATEMENTS OF CHANGES IN NET ASSETS

  For the Year Ended December 31, 1998 and the Period from February 26, 1997
                     (Inception) to December 31, 1997

                             Scudder               Scudder
                           Money Market         International      Fidelity Equity     Fidelity Growth    Fidelity Index 500
                             Division             Division         Income Division        Division             Division
                       ---------------------  ------------------  ------------------  ------------------  --------------------
                          1998       1997       1998      1997      1998      1997      1998      1997      1998       1997
                       ----------  ---------  ---------  -------  ---------  -------  ---------  -------  ---------  ---------
Operations:
 Net Investment
 Income (Expense)....  $    8,683      2,806      7,761   (2,630)     4,075   (2,552)    (3,988)  (1,885)     4,245     (6,310)
 Net Realized Gain
 (Loss) on
 Investments.........         --         --     102,238   (4,079)    57,740    1,784    103,909    1,372     85,311      7,071
 Net Unrealized Gain
 (Loss) on
 Investments.........         --         --      53,027  (25,879)    85,110   56,580    266,372   30,076    709,372    158,189
                       ----------  ---------  ---------  -------  ---------  -------  ---------  -------  ---------  ---------
 Increase (Decrease)
 in Net Assets
 Resulting from
 Operations..........       8,683      2,806    163,026  (32,588)   146,925   55,812    366,293   29,563    798,928    158,950
 Net Deposits into
 Separate Account....     145,966    122,109    502,178  788,148    780,846  903,238    542,595  658,164  1,595,868  2,012,238
                       ----------  ---------  ---------  -------  ---------  -------  ---------  -------  ---------  ---------
   Increase in Net
   Assets............     154,649    124,915    665,204  755,560    927,771  959,050    908,888  687,727  2,394,796  2,171,188
Net Assets, Beginning
of Year..............     124,915        --     755,560      --     959,050      --     687,727      --   2,171,188        --
                       ----------  ---------  ---------  -------  ---------  -------  ---------  -------  ---------  ---------
Net Assets, End of
Year.................  $  279,564    124,915  1,420,764  755,560  1,886,821  959,050  1,596,615  687,727  4,565,984  2,171,188
                       ==========  =========  =========  =======  =========  =======  =========  =======  =========  =========
                                                                                           Putnam
                                                                                        US Gvt & High           Putnam
                       Fidelity Contrafund    Putnam High Yield    Putnam Voyager       Quality Bond       New Opportunities
                             Division             Division            Division            Division             Division
                       ---------------------  ------------------  ------------------  ------------------  --------------------
                          1998       1997       1998      1997      1998      1997      1998      1997      1998       1997
                       ----------  ---------  ---------  -------  ---------  -------  ---------  -------  ---------  ---------
Operations:
 Net Investment
 Income (Expense)....  $   (4,317)    (4,049)    15,931     (498)    (3,407)  (1,471)    20,614   (1,312)    (5,408)    (1,771)
 Net Realized Gain
 (Loss) on
 Investments.........      88,252      3,039      6,443    1,218     40,164    3,549      1,110      345     21,690      1,666
 Net Unrealized Gain
 (Loss) on
 Investments.........     493,379     83,162    (43,428)  14,350    112,748   46,424     18,782   20,067    162,503     58,379
                       ----------  ---------  ---------  -------  ---------  -------  ---------  -------  ---------  ---------
 Increase (Decrease)
 in Net Assets
 Resulting from
 Operations..........     577,314     82,152    (21,054)  15,070    149,505   48,502     40,506   19,100    178,785     58,274
 Net Deposits into
 Separate Account....     996,842  1,341,761    125,158  206,943    317,314  400,679    176,598  372,732    359,780    480,830
                       ----------  ---------  ---------  -------  ---------  -------  ---------  -------  ---------  ---------
   Increase in Net
   Assets............   1,574,156  1,423,913    104,104  222,013    466,819  449,181    217,104  391,832    538,565    539,104
Net Assets, Beginning
of Year..............   1,423,913        --     222,013      --     449,181      --     391,832      --     539,104        --
                       ----------  ---------  ---------  -------  ---------  -------  ---------  -------  ---------  ---------
Net Assets, End of
Year.................  $2,998,069  1,423,913    326,117  222,013    916,000  449,181    608,936  391,832  1,077,669    539,104
                       ==========  =========  =========  =======  =========  =======  =========  =======  =========  =========

             See Accompanying Notes to Financial Statements.

                        PARAGON SEPARATE ACCOUNT B

  For the Year Ended December 31, 1998 and the Period from February 26, 1997
                     (Inception) to December 31, 1997

                                                                 TR Price
                                                  TR Price       Personal
                             TR Price New         Limited-       Strategy
                            America Growth       Term Bond       Balanced       MFS Emerging
                               Division           Division       Division      Growth Division
                          -------------------  -------------- --------------- ------------------
                             1998      1997     1998    1997   1998    1997     1998      1997
                          ----------  -------  ------- ------ ------- ------- ---------  -------
Operations:
 Net Investment Income
 (Expense)..............  $   (8,308)  (2,619)   3,443  1,007  17,595   6,827    (1,909)  (3,269)
 Net Realized Gain
 (Loss) on Investments..      37,818    3,436      264     46  36,511  10,415    15,919    5,367
 Net Unrealized Gain
 (Loss) on Investments..     175,523   74,143      706    348  38,264  10,497   398,114   68,906
                          ----------  -------  ------- ------ ------- ------- ---------  -------
 Increase (Decrease) in
 Net Assets Resulting
 from Operations........     205,033   74,960    4,413  1,401  92,370  27,739   412,124   71,004
 Net Deposits into
 Separate Account.......     514,647  750,558   62,044 41,473 377,161 475,901   582,487  871,615
                          ----------  -------  ------- ------ ------- ------- ---------  -------
   Increase in Net
   Assets...............     719,680  825,518   66,457 42,874 469,531 503,640   994,611  942,619
Net Assets, Beginning of
Year....................     825,518      --    42,874    --  503,640     --    942,619      --
                          ----------  -------  ------- ------ ------- ------- ---------  -------
Net Assets, End of Year.  $1,545,198  825,518  109,331 42,874 973,171 503,640 1,937,230  942,619
                          ==========  =======  ======= ====== ======= ======= =========  =======

             See Accompanying Notes to Financial Statements.

                        PARAGON SEPARATE ACCOUNT B

                      Notes to Financial Statements

                            December 31, 1998

(1) Organization

  Paragon Life Insurance Company (Paragon) established Paragon Separate Account B on January 4, 1993. Paragon Separate Account B (the Separate Account) commenced operations on March 3, 1994 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Division options included herein commenced operations on February 26, 1997. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided into fourteen divisions which invests exclusively in shares of Scudder Variable Life Investment Fund (Scudder), Fidelity Variable Insurance Products Fund (Fidelity VIP I), Fidelity Variable Insurance Products Fund II (Fidelity VIP II), Putnam Variable Trust (Putnam), T. Rowe Price Equity Series, Inc. (TR Price I), T. Rowe Price Fixed Income Series, Inc. (TR Price II) and MFS Variable Insurance Trust (MFS), open-end, diversified management investment companies. These funds are the Scudder Money Market Fund, Scudder International Fund, Fidelity Equity Income Fund, Fidelity Growth Fund, Fidelity Index 500 Fund, Fidelity Contra Fund, Putnam High Yield Fund, Putnam Voyager Fund, Putnam U.S. Government and High Quality Bond Fund, Putnam New Opportunities Fund TR Price New America Growth Fund, TR Price Limited-Term Bond Fund, TR Price Personal Strategy Balanced Fund and MFS Emerging Growth Fund (the Divisions). Policyholders have the option of directing their premium payments into any or all of the Divisions.

(2) Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 Investments

  The Separate Account's investments in the Funds of Scudder, Fidelity VIP I, Fidelity VIP II, Putnam, TR Price I, TR Price II and MFS are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends received are immediately reinvested on the ex-dividend date.

 Federal Income Taxes

  The operations of the Separate Account are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.

 Use of Estimates

  The preparation of financial statements requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

(3) Policy Charges

  Charges are deducted from the policies and the Separate Account to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

                          PARAGON SEPARATE ACCOUNT B

 Premium Expense Charge

  Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge is determined by the costs associated with distributing the policy and, if applicable, is equal to 1% of the premium paid. The premium expense charge compensates Paragon for providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some policies have a premium tax assessment equal to 2% or 2.25% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.

 Monthly Expense Charge

  Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.

 Cost of Insurance

  The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

 Optional Rider Benefits Charge

  The monthly deduction charge for any additional benefits provided by rider.

 Surrender or Contingent Deferred Sales Charge

  During the first policy year, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.

 Mortality and Expense Charge

  In addition to the above contract charges a daily charge against the operations of each division is made for the mortality and expense risks assumed by Paragon. Paragon deducts a daily charge from the Separate Account at the rate of .0000206% of the net assets of each division of the Separate Account which equals an annual rate of .75% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                          PARAGON SEPARATE ACCOUNT B

(4) Purchases and Sales

  For the Year Ended December 31, 1998 and the Period from February 26, 1997 (Inception) to December 31, 1997, purchases and proceeds from the sales of the Scudder Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Putnam Variable Trust, T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc. and MFS Variable Insurance Trust.

                                      Scudder
                  Scudder Money    International  Fidelity Equity Fidelity Growth Fidelity Index 500  Fidelity Contrafund
                 Market Division     Division     Income Division    Division          Division            Division
                 ---------------- --------------- --------------- --------------- ------------------- -------------------
                   1998    1997    1998    1997    1998    1997    1998    1997     1998      1997      1998      1997
                 -------- ------- ------- ------- ------- ------- ------- ------- --------- --------- --------- ---------
Purchases....... $194,773 411,282 596,570 958,562 889,293 938,848 607,056 683,583 1,735,116 2,158,781 1,080,030 1,383,519
Sales........... $ 51,234 289,611 102,947 173,610 124,813  38,007  74,918  26,952   172,866   153,926   103,003    45,697
                 ======== ======= ======= ======= ======= ======= ======= ======= ========= ========= ========= =========

                   Putnam High
                 Yield Division
                 ---------------
                  1998    1997
                 ------- -------
Purchases....... 180,347 227,743
Sales...........  57,532  22,023
                 ======= =======

                                      Putnam
                                     US Govt &      Putnam New     TR Price New                        TR Price Personal
                  Putnam Voyager   High Quality    Opportunities  America Growth   TR Price Limited-   Strategy Balanced
                     Division      Bond Division     Division        Division     Term Bond Division       Division
                 ---------------- --------------- --------------- --------------- ------------------- -------------------
                   1998    1997    1998    1997    1998    1997    1998    1997     1998      1997      1998      1997
                 -------- ------- ------- ------- ------- ------- ------- ------- --------- --------- --------- ---------
Purchases....... $383,609 438,392 180,773 384,876 442,543 500,587 564,498 772,129    64,606    44,390   454,551   599,637
Sales........... $ 72,208  39,294   9,892  13,191  88,851  21,590  64,424  25,684     5,557     3,027    81,578   128,464
                 ======== ======= ======= ======= ======= ======= ======= ======= ========= ========= ========= =========
                  MSF Emerging
                 Growth Division
                 ---------------
                  1998    1997
                 ------- -------
Purchases....... 673,884 952,779
Sales........... 104,262  85,782
                 ======= =======

                                     Scudder      Fidelity      Fidelity      Fidelity         Fidelity       Putnam High
                   Scudder Money  International Equity Income    Growth       Index 500       Contrafund         Yield
                  Market Division   Division      Division      Division      Division         Division        Division
                  --------------- ------------- ------------- ------------- ------------- ------------------ -------------
                   1998    1997    1998   1997   1998   1997   1998   1997   1998   1997    1998      1997    1998   1997
                  ------- ------- ------ ------ ------ ------ ------ ------ ------ ------ --------- -------- ------ ------
Net Increase in
Units
 Deposits........ 185,432 406,623 38,766 65,985 35,673 41,371 14,418 19,373 13,795 20,471    50,010   74,108 13,125 16,908
 Withdrawals.....  47,582 285,844  6,564 12,114  4,810  1,652  1,748    753  1,322  1,404     4,628    2,401  3,862  1,551
                  ------- ------- ------ ------ ------ ------ ------ ------ ------ ------ --------- -------- ------ ------
Net Increase in
Units ........... 137,849 120,779 32,202 53,871 30,863 39,719 12,670 18,620 12,473 19,067    45,383   71,707  9,263 15,357
Outstanding
Units,
 Beginning of
 Year............ 120,779     --  53,871    --  39,719    --  18,620    --  19,067    --     71,707      --  15,357    --
                  ------- ------- ------ ------ ------ ------ ------ ------ ------ ------ --------- -------- ------ ------
Outstanding
Units,
 End of Year..... 258,628 120,779 86,073 53,871 70,582 39,719 31,290 18,620 31,540 19,067   117,090   71,707 24,620 15,357
                  ======= ======= ====== ====== ====== ====== ====== ====== ====== ====== ========= ======== ====== ======
                                     Putnam                   TR Price New
                                    US Govt &    Putnam New      America      TR Price    TR Price Personal  MSF Emerging
                  Putnam Voyager  High Quality  Opportunities    Growth     Limited-Term  Strategy Balanced     Growth
                     Division     Bond Division   Division      Division    Bond Division      Division        Division
                  --------------- ------------- ------------- ------------- ------------- ------------------ -------------
                   1998    1997    1998   1997   1998   1997   1998   1997   1998   1997    1998      1997    1998   1997
                  ------- ------- ------ ------ ------ ------ ------ ------ ------ ------ --------- -------- ------ ------
Net Increase in
Units
 Deposits........   9,055  12,048 12,927 28,842 20,017 26,662 25,749 40,110 12,759  8,977    27,507   40,523 38,091 64,495
 Withdrawals.....   1,599   1,023    600    932  3,804  1,103  2,811  1,297  1,025    604     4,947    8,452  5,702  5,369
                  ------- ------- ------ ------ ------ ------ ------ ------ ------ ------ --------- -------- ------ ------
Net Increase in
Units............   7,456  11,025 12,327 27,910 16,213 25,559 22,938 38,813 11,734  8,373    22,560   32,071 32,389 59,126
Outstanding
Units,
 Beginning of
 Year............  11,025     --  27,910    --  25,559    --  38,813    --   8,373    --     32,071      --  59,126    --
                  ------- ------- ------ ------ ------ ------ ------ ------ ------ ------ --------- -------- ------ ------
Outstanding
Units,
 End of Year.....  18,481  11,025 40,237 27,910 41,772 25,559 61,751 38,813 20,107  8,373    54,631   32,071 91,515 59,126
                  ======= ======= ====== ====== ====== ====== ====== ====== ====== ====== ========= ======== ====== ======

  The purchases above do not include dividends and realized gains from distributions that have been reinvested into the respective divisions.

(5) Accumulation of Unit Activity

  The following is a reconciliation of the accumulation of unit activity for the Year ended December 31, 1998 and the period from February 26, 1997 (Inception) to December 31, 1997:

                        PARAGON SEPARATE ACCOUNT B

(6)--Reconciliation of Gross and Net Deposits into the Separate Account

  Deposits into the Separate Account purchase shares of various funds. Net deposits represent the amount available for investment in such shares after deduction of premium expense charges, monthly expense charges, cost of insurance and the cost of optional benefits added by rider. The following is a summary of net deposits made for the year ended December 31, 1998 and for the period from February 26, 1997 (Inception) to December 31, 1997:

                                                      Scudder
                         Scudder Money Market      International        Fidelity Equity     Fidelity Growth
                               Division              Division           Income Division        Division
                         ---------------------  --------------------  --------------------  ----------------
                            1998       1997       1998       1997       1998       1997      1998     1997
                         ----------  ---------  ---------  ---------  ---------  ---------  -------  -------
Total Gross Deposits.... $  454,499    572,646    722,702    806,785  1,044,412  1,039,412  828,226  756,226
Surrenders and
Withdrawals.............     (4,278)       (74)   (20,489)       (72)   (56,750)   (14,044) (61,120)  (2,270)
Transfers Between Funds
and General Account.....     17,780   (206,826)   (59,542)    66,433     63,313     20,328    1,791  (56,593)
                         ----------  ---------  ---------  ---------  ---------  ---------  -------  -------
   Total Gross Deposits
   net of Surrenders,
   Withdrawals, and
   Transfers............    468,001    365,746    642,671    873,146  1,050,975  1,045,696  768,897  697,363
Deductions:
 Premium Expense
 Charges................     12,204     16,024     19,405     22,575     28,044     29,085   22,239   21,161
 Monthly Expense
 Charges................     17,632      4,660      6,891      6,565     13,776      8,458   11,613    6,154
 Cost of Insurance and
 Optional Benefits......    292,199    222,953    114,197     55,858    228,309    104,915  192,450   11,884
                         ----------  ---------  ---------  ---------  ---------  ---------  -------  -------
   Total Deductions.....    322,035    243,637    140,493     84,998    270,129    142,458  226,302   39,199
                         ----------  ---------  ---------  ---------  ---------  ---------  -------  -------
Net Deposits from
Policyholders........... $  145,966    122,109    502,178    788,148    780,846    903,238  542,595  658,164
                         ==========  =========  =========  =========  =========  =========  =======  =======
                          Fidelity Index 500    Fidelity Contrafund    Putnam High Yield    Putnam Voyager
                               Division              Division              Division            Division
                         ---------------------  --------------------  --------------------  ----------------
                            1998       1997       1998       1997       1998       1997      1998     1997
                         ----------  ---------  ---------  ---------  ---------  ---------  -------  -------
Total Gross Deposits.... $2,259,997  2,274,729  1,429,506  1,858,957    241,285    263,896  507,398  454,188
Surrenders and
Withdrawals.............    (84,913)   (15,614)   (55,117)    (2,130)    (7,840)    (7,735) (26,810) (14,199)
Transfers Between Funds
and General Account.....     61,916     76,287    (16,713)  (283,887)   (41,786)    (1,230)  (8,874)  48,745
                         ----------  ---------  ---------  ---------  ---------  ---------  -------  -------
   Total Gross Deposits
   net of Surrenders,
   Withdrawals, and
   Transfers............  2,237,000  2,335,402  1,357,676  1,572,940    191,659    254,931  471,714  488,734
Deductions:
 Premium Expense
 Charges................     60,684     63,651     38,384     52,017      6,479      7,384   13,624   12,709
 Monthly Expense
 Charges................     33,032     18,511     18,350     15,127      3,416      2,147    8,011    3,696
 Cost of Insurance and
 Optional Benefits......    547,416    241,002    304,100    164,035     56,606     38,457  132,765   71,650
                         ----------  ---------  ---------  ---------  ---------  ---------  -------  -------
   Total Deductions.....    641,132    323,164    360,834    231,179     66,501     47,988  154,400   88,055
                         ----------  ---------  ---------  ---------  ---------  ---------  -------  -------
Net Deposits from
Policyholders........... $1,595,868  2,012,238    996,842  1,341,761    125,158    206,943  317,314  400,679
                         ==========  =========  =========  =========  =========  =========  =======  =======

                        PARAGON SEPARATE ACCOUNT B

(6) Reconciliation of Gross and Net Deposits into the Separate Account
(continued)

                                                                                    TR Price
                         Putnam US Govt &      Putnam New        TR Price New     Limited Term
                           High Quality       Opportunities     America Growth        Bond
                          Bond Division         Division           Division         Divisions
                         -----------------  ------------------  ----------------  --------------
                           1998     1997     1998      1997      1998     1997     1998    1997
                         --------  -------  -------  ---------  -------  -------  ------  ------
Total Gross Deposits...  $240,997  269,041  588,576    597,955  733,553  809,931  79,889  43,399
Surrenders and
 Withdrawals...........    (1,926)      (1) (13,945)      (214) (27,696)  (1,562)   (145)    --
Transfers Between Funds
 and General Account...     5,082  150,618  (54,349)     8,343   20,602   81,731    (854)  4,089
                         --------  -------  -------  ---------  -------  -------  ------  ------
   Total Gross Deposits
    net of Surrenders,
    Withdrawals, and
    Transfers..........   244,153  419,658  520,282    606,084  726,459  890,100  78,890  47,488
Deductions:
 Premium Expense
  Charges..............     6,471    7,528   15,804     16,732   19,697   22,663   2,145   1,214
 Monthly Expense
  Charges..............     3,476    2,189    8,234      4,866   10,933    6,591     837     353
 Cost of Insurance and
  Optional Benefits....    57,608   37,209  136,464    103,656  181,182  110,288  13,864   4,448
                         --------  -------  -------  ---------  -------  -------  ------  ------
                           67,555   46,926  160,502    125,254  211,812  139,542  16,846   6,015
                         --------  -------  -------  ---------  -------  -------  ------  ------
Net Deposits from
 Policyholders.........  $176,598  372,732  359,780    480,830  514,647  750,558  62,044  41,473
                         ========  =======  =======  =========  =======  =======  ======  ======
                             TR Price
                             Personal
                             Strategy
                             Balanced         MFS Emerging
                             Division        Growth Division
                         -----------------  ------------------
                           1998     1997     1998      1997
                         --------  -------  -------  ---------
Total Gross Deposits...  $537,081  617,298  906,166    937,102
Surrenders and
 Withdrawals...........   (25,095) (12,595) (29,602)    (1,608)
Transfers Between Funds
 and General Account...    13,297  (42,168) (60,221)    80,406
                         --------  -------  -------  ---------
   Total Gross Deposits
    net of Surrenders,
    Withdrawals, and
    Transfers..........   525,283  562,535  816,343  1,015,900
Deductions:
 Premium Expense
  Charges..............    14,421   17,273   24,324     26,222
 Monthly Expense
  Charges..............     7,609    5,023   11,924      7,626
 Cost of Insurance and
  Optional Benefits....   126,092   64,338  197,608    110,437
                         --------  -------  -------  ---------
                          148,122   86,634  233,856    144,285
                         --------  -------  -------  ---------
Net Deposits from
 Policyholders.........  $377,161  475,901  582,487    871,615
                         ========  =======  =======  =========

                           PARAGON SEPARATE ACCOUNT B

                            SCHEDULE OF INVESTMENTS

                             December 31, 1998



                                                 Number     Market
                                                of Shares   Value       Cost
                                                --------- ---------- ----------
Scudder Variable Life Investment Fund:
  Scudder Money Market Division................  278,615  $  278,615 $  278,615
  Scudder International Division...............   97,527   1,419,996  1,392,848

Fidelity Variable Insurance Products Fund:
  Fidelity Equity Income Division..............   74,004   1,881,175  1,739,485
  Fidelity Growth Division.....................   35,532   1,594,312  1,297,864

Fidelity Variable Insurance Products Fund II:
  Fidelity Index 500 Division..................   32,247   4,554,893  3,687,332
  Fidelity Contrafund Division.................  122,483   2,993,480  2,416,939

Putnam Variable Trust:
  Putnam High Yield Division...................   27,803     325,291    354,369
  Putnam Voyager Division......................   19,950     914,718    755,547
  Putnam US Gov & High Quality Bond Division...   43,840     607,180    568,331
  Putnam New Opportunities Division............   41,325   1,076,927    856,045

T. Rowe Price Fixed Income Series, Inc:
  TR Price New America Growth Division.........   62,144   1,537,439  1,287,773
  TR Price Limited-Term BD Division............   21,292     106,887    105,833
  TR Price Personal Strategy Balanced Division.   60,092     971,090    922,330

MFS Variable Insurance Trust:
  MFS Emerging Growth Division.................   90,037   1,933,087  1,466,067




                 See Accompanying Independent Auditors' Report.

                                  APPENDIX A

                Illustrations of Death Benefits and Cash Values

  The following tables illustrate how the Cash Value and Death Benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value and Death Benefit of a Policy issued to an Insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6% or 12%. In addition, the Cash Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy years.

  The tables illustrate a Policy issued to an Insured, age 45, in an Executive Program issued as a Group Contract Policy. This assumes the maximum monthly administrative charge. If a particular Policy has different sales or administrative charges or if a particular group is larger or smaller or has a different gender mix, the Cash Values and Death Benefits would vary from those shown in the tables.

  The Cash Value column under the "Guaranteed" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed rate which is 125% of the maximum allowed under the 1980 Commissioners Standard Ordinary Mortality Table C. The "Cash Value" column under the "Current" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at the current level for an Executive Program, which is less than or equal to 125% of the maximum allowed by the 1980 Commissioners Standard Ordinary Mortality Table C. The illustrations of Death Benefits reflect the above assumptions. The Death Benefits also vary between tables depending upon whether Level Type (Option A) or Increasing Type (Option B) Death Benefits are illustrated.

  The amounts shown for the Cash Value and Death Benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a maximum .90% charge for mortality and expense risk, an assumed combined investment advisory fee (representing the average of the fees incurred by the Funds in which the Divisions invest) and the Funds' expenses (based on the average of the actual expenses incurred in fiscal year 1998) of .681%. These charges take into account expense reimbursement arrangements expected to be in place for 1999 for some of the Funds. In the absence of the reimbursement arrangements for some of the Funds, the charges would have totaled an average of .691%. See the respective Fund prospectus for details. After deduction for these amounts, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of --1.581%, 4.419%, and 10.419%, respectively.

  The hypothetical values shown in the tables reflect all fees and charges under the Policy, including the premium expense charge, the premium tax charge, and all components of the monthly deduction. They do not reflect any charges for federal income taxes against the Separate Account, since the Company is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit and Cash Value illustrated. (See "Federal Tax Matters.") Additionally, the hypothetical values shown in the tables assume that the Policy for which values are illustrated is not deemed an individual policy under OBRA, and therefore the values do not reflect the additional 1% premium expense charge for the Company's increased federal tax liabilities.

  The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, and if no Policy Loans have been made. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

  Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, group size and gender mix, the Face Amount and premium requested and the proposed frequency of premium payments.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                         $6,000.00
PREMIUM TAX: 2.25%                                    (Monthly Premium:
                                                      $500.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN at 0.00% (NET RATE at
                                                  1.581%)
                              --------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      -------------------------------
             PREM              CASH              DEATH              CASH              DEATH
 YR        at 5.00%            VALUE            BENEFIT             VALUE            BENEFIT
 ---       --------           -------           --------           -------           --------
  1        $  6,161           $ 3,093           $500,000           $ 5,077           $500,000
  2          12,630             5,984            500,000            10,047            500,000
  3          19,423             8,629            500,000            14,887            500,000
  4          26,555            11,022            500,000            19,539            500,000
  5          34,045            13,138            500,000            24,012            500,000
  6          41,908            14,958            500,000            28,363            500,000
  7          50,165            16,453            500,000            32,542            500,000
  8          58,834            17,582            500,000            36,550            500,000
  9          67,937            18,307            500,000            40,396            500,000
 10          77,496            18,599            500,000            44,078            500,000
 11          87,532            18,448            500,000            47,493            500,000
 12          98,070            17,822            500,000            50,755            500,000
 13         109,134            16,715            500,000            53,813            500,000
 14         120,752            15,097            500,000            56,566            500,000
 15         132,951            12,914            500,000            59,070            500,000
 16         145,760            10,101            500,000            61,333            500,000
 17         159,209             6,546            500,000            63,309            500,000
 18         173,331             2,110            500,000            64,946            500,000
 19         188,159                 0                  0            66,301            500,000
 20         203,728                 0                  0            67,275            500,000
 25         294,060                 0                  0            64,570            500,000
 30         409,348                 0                  0            39,936            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                         $6,000.00
PREMIUM TAX: 2.25%                                    (Monthly Premium:
                                                      $500.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                 ANNUAL RATE OF RETURN at 6.00% (NET RATE at
                                                   4.419%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        at 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,194           $500,000           $  5,243           $500,000
  2          12,630             6,372            500,000             10,690            500,000
  3          19,423             9,487            500,000             16,327            500,000
  4          26,555            12,525            500,000             22,098            500,000
  5          34,045            15,458            500,000             28,020            500,000
  6          41,908            18,257            500,000             34,153            500,000
  7          50,165            20,885            500,000             40,459            500,000
  8          58,834            23,289            500,000             46,941            500,000
  9          67,937            25,419            500,000             53,619            500,000
 10          77,496            27,229            500,000             60,499            500,000
 11          87,532            28,694            500,000             67,487            500,000
 12          98,070            29,762            500,000             74,701            500,000
 13         109,134            30,406            500,000             82,103            500,000
 14         120,752            30,574            500,000             89,607            500,000
 15         132,951            30,185            500,000             97,273            500,000
 16         145,760            29,148            500,000            105,120            500,000
 17         159,209            27,314            500,000            113,119            500,000
 18         173,331            24,503            500,000            121,236            500,000
 19         188,159            20,518            500,000            129,534            500,000
 20         203,728            15,148            500,000            137,945            500,000
 25         294,060                 0                  0            180,855            500,000
 30         409,348                 0                  0            220,650            500,000

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                     AGE: 45
DEATH BENEFIT OPTION: A                               ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                         $6,000.00
PREMIUM TAX: 2.25%                                    (Monthly Premium:
                                                      $500.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                                ANNUAL RATE OF RETURN at 12.00% (NET RATE at
                                                  10.419%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        at 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $  6,161           $ 3,293           $500,000           $  5,406           $500,000
  2          12,630             6,769            500,000             11,347            500,000
  3          19,423            10,399            500,000             17,856            500,000
  4          26,555            14,192            500,000             24,927            500,000
  5          34,045            18,140            500,000             32,631            500,000
  6          41,908            22,238            500,000             41,091            500,000
  7          50,165            26,475            500,000             50,339            500,000
  8          58,834            30,822            500,000             60,458            500,000
  9          67,937            35,259            500,000             71,551            500,000
 10          77,496            39,769            500,000             83,725            500,000
 11          87,532            44,356            500,000             96,999            500,000
 12          98,070            49,005            500,000            111,605            500,000
 13         109,134            53,726            500,000            127,647            500,000
 14         120,752            58,511            500,000            145,204            500,000
 15         132,951            63,328            500,000            164,502            500,000
 16         145,760            68,138            500,000            185,760            500,000
 17         159,209            72,854            500,000            209,176            500,000
 18         173,331            77,367            500,000            234,984            500,000
 19         188,159            81,555            500,000            263,525            500,000
 20         203,728            85,295            500,000            295,088            500,000
 25         294,060            93,094            500,000            512,976            595,052
 30         409,348            54,790            500,000            870,226            931,142

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                        $12,000.00
PREMIUM TAX: 2.25%                                   (Monthly Premium:
                                                     $1,000.00)

                                FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                               ANNUAL RATE OF RETURN at 0.00% (NET RATE at --
                                                  1.581%%)
                              ---------------------------------------------------------------------
                                   GUARANTEED*                           CURRENT**
                              -------------------------------      --------------------------------
             PREM              CASH              DEATH               CASH              DEATH
 YR        at 5.00%            VALUE            BENEFIT             VALUE             BENEFIT
 ---       --------           -------           --------           --------           --------
  1        $ 12,322           $ 8,897           $508,897           $ 10,888           $510,888
  2          25,261            17,483            517,483             21,569            521,569
  3          38,846            25,714            525,714             32,022            532,022
  4          53,111            33,585            533,585             42,185            542,185
  5          68,090            41,070            541,070             52,070            552,070
  6          83,817            48,153            548,153             61,733            561,733
  7         100,330            54,805            554,805             71,125            571,125
  8         117,669            60,984            560,984             80,244            580,244
  9         135,875            66,657            566,657             89,101            589,101
 10         154,992            71,797            571,797             97,693            597,693
 11         175,064            76,400            576,400            105,907            605,907
 12         196,140            80,439            580,439            113,867            613,867
 13         218,269            83,917            583,917            121,518            621,518
 14         241,505            86,813            586,813            128,746            628,746
 15         265,903            89,083            589,083            135,611            635,611
 16         291,521            90,679            590,679            142,126            642,126
 17         318,419            91,503            591,503            148,236            648,236
 18         346,663            91,444            591,444            153,882            653,882
 19         376,319            90,391            590,391            159,132            659,132
 20         407,457            88,248            588,248            163,873            663,873
 25         588,120            59,476            559,476            177,975            677,975
 30         818,697                 0                  0            167,102            667,102

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                        $12,000.00
PREMIUM TAX: 2.25%                                   (Monthly Premium:
                                                     $1,000.00)

                        FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                    ANNUAL RATE OF RETURN at 6.00% (NET RATE at 4.419%)
                  ------------------------------------------------------------
                         GUARANTEED*                     CURRENT**
                  ----------------------------- ------------------------------
         PREM         CASH          DEATH           CASH           DEATH
 YR    at 5.00%      VALUE         BENEFIT         VALUE          BENEFIT
 ---   --------   ------------   -------------  ------------   --------------
  1    $ 12,322       $  9,188       $509,188       $ 11,243       $  511,243
  2      25,261         18,605        518,605         22,948          522,948
  3      38,846         28,213        528,213         35,108          535,108
  4      53,111         38,007        538,007         47,678          547,678
  5      68,090         47,964        547,964         60,680          560,680
  6      83,817         58,069        558,069         74,190          574,190
  7     100,330         68,290        568,290         88,175          588,175
  8     117,669         78,584        578,584        102,650          602,650
  9     135,875         88,912        588,912        117,642          617,642
 10     154,992         99,238        599,238        133,169          633,169
 11     175,064        109,550        609,550        149,132          649,132
 12     196,140        119,811        619,811        165,671          665,671
 13     218,269        130,013        630,013        182,753          682,753
 14     241,505        140,122        640,122        200,278          700,278
 15     265,903        150,080        650,080        218,322          718,322
 16     291,521        159,818        659,818        236,913          736,913
 17     318,419        169,218        669,218        256,014          756,014
 18     346,663        178,136        678,136        275,582          775,582
 19     376,319        186,422        686,422        295,698          795,698
 20     407,457        193,933        693,933        316,263          816,263
 25     588,120        216,105        716,105        424,166          924,166
 30     818,697        192,580        692,580        530,761        1,030,761

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $500,000                    AGE: 45
DEATH BENEFIT OPTION: B                              ANNUAL PREMIUM:
PREMIUM EXPENSE CHARGE: 0.00%                        $12,000.00
PREMIUM TAX: 2.25%                                   (Monthly Premium:
                                                     $1,000.00)

                         FOR SEPARATE ACCOUNT B--A HYPOTHETICAL GROSS
                     ANNUAL RATE OF RETURN at 12.00% (NET RATE at 10.419%)
                     --------------------------------------------------------------
                            GUARANTEED*                      CURRENT**
                     ------------------------------  ------------------------------
          PREM          CASH            DEATH           CASH            DEATH
 YR     at 5.00%        VALUE          BENEFIT          VALUE          BENEFIT
 ---    --------     -----------     ------------    -----------     ------------
  1     $ 12,322     $     9,473     $   509,473     $    11,593     $   511,593
  2       25,261          19,752         519,752          24,356         524,356
  3       38,846          30,868         530,868          38,387         538,387
  4       53,111          42,897         542,897          53,746         553,746
  5       68,090          55,902         555,902          70,581         570,581
  6       83,817          69,960         569,960          89,100         589,100
  7      100,330          85,143         585,143         109,422         609,422
  8      117,669         101,517         601,517         131,730         631,730
  9      135,875         119,163         619,163         156,237         656,237
 10      154,992         138,176         638,176         183,164         683,164
 11      175,064         158,686         658,686         212,640         712,640
 12      196,140         180,810         680,810         245,055         745,055
 13      218,269         204,713         704,713         280,653         780,653
 14      241,505         230,546         730,546         319,639         819,639
 15      265,903         258,456         758,456         362,424         862,424
 16      291,521         288,597         788,597         409,410         909,410
 17      318,419         321,087         821,087         460,973         960,973
 18      346,663         356,040         856,040         517,519       1,017,519
 19      376,319         393,582         893,582         579,633       1,079,633
 20      407,457         433,863         933,863         647,768       1,147,768
 25      588,120         684,782       1,184,782       1,100,622       1,600,622
 30      818,697       1,038,706       1,538,706       1,812,950       2,312,950

--------
*These values reflect investment results using guaranteed cost of insurance rates.
**These values reflect investment results using current cost of insurance rates.

  The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, Walnut Street Securities, the investment management companies, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

  Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                                    PART II

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                             RULE 484 UNDERTAKING

     Article III, Section 13 of the Company's Bylaws provide: "The Corporation may indemnify any person who is made a party to any civil or criminal suit, or made a subject of any administrative or investigative proceeding by reason of the fact that he is or was a director, officer, or agent of the Corporation. This indemnity may extend to expenses, including attorney's fees, judgments, fine, and amounts paid in settlement. The indemnity shall not be available to persons being sued by or upon the information of the Corporation not to person who are being investigated by the Corporation. The indemnity shall be discretionary with the Board of Directors and shall not be granted until the Board of Directors has made a determination that the person who would be indemnified acted in good faith and in a manner he reasonably believed to be in the best interest of the Corporation. The Corporation shall have such other and further powers of indemnification as are not inconsistent with the laws of Missouri."

     Insofar as indemnification for liability arising under the Securities Act of l933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the Charter and Articles of Incorporation of the Company, the By-Laws of the Company, agreement, statute, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                   REPRESENTATION CONCERNING FEES AND CHARGES


     Paragon Life Insurance Company hereby represents that the fees and charges deducted under the terms of the Contract are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected, and the risks assumed by Paragon.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following Papers and Documents:


      The facing sheet.
      The Scudder Direct Prospectus consisting of 73 pages and the Multiple Manager Direct Prospectus consisting of 78 pages.
      The undertaking to file reports required by Section 15 (d), 1934 Act. The undertaking pursuant to Rule 484.
      Representation concerning fees and charges.
      The signatures.

1. The following exhibits (which correspond in number to the numbers under paragraph A of the instructions as to exhibits for Form N-8B-2):

      (1) Resolution of the Board of Directors of the Company authorizing establishment of the Separate Account 1

      (2) Not applicable.

      (3) (a)  Form of Underwriting Agreement. 1

          (b)  Form of Selling Agreement. 1

      (4)  Not applicable.

      (5)  (a)  Form of Group Contract. 2

           (b) Form of Individual Policy and Policy Riders. 5

           (c) Form of Certificate and Certificate Riders. 5

      (6) (a) Amended Charter and Articles of Incorporation of the Company 2

           (b)  By-Laws of the Company 2

      (7)  Not applicable.

      (8)  Participation Agreement 1

           (a) Form of Participation Agreement with Scudder Variable Life Investment Fund. 1

           (b) Form of Participation Agreement with Fidelity Variable Insurance Products Fund. 2

           (c) Form of Participation Agreement with Fidelity Variable Insurance Products Fund II. 2

           (d) Form of Participation Agreement with MFS Variable Insurance Trust. 7

           (e) Form of Participation Agreement with Putnam Capital Manager Trust. 8

           (f) Form of Participation Agreement with T. Rowe Price Investment Services, Inc. 9

     (9) Not applicable.

     (10) (a)  Form of Application for Group Contract. 2

          (b) Form of Application for Employee Insurance
             Guaranteed Issue (Group Contract). 2

          (c) Form of Application for Employee Insurance
             (Simplified Issue) (Group Contract). 2

          (d) Form of Application for Spouse Insurance
             (Group Contract). 2

          (e) Form of Application for Employee Insurance
             Guaranteed Issue (Individual Policy). 2

          (f) Form of Application for Employee Insurance
             (Simplified Issue) (Individual Policy). 2

          (g) Form of Application for Spouse Insurance
             (Individual Policy). 1

          (h) Form of Application for an Executive Program. 2

          (i) Form of Application Supplement. 5

2. Memorandum describing the Company's issuance, transfer, and redemption procedures for the Policies and the Company's procedure for conversion to a fixed benefit policy. 4

3. The following exhibits are numbered to correspond to the numbers in the instructions as to exhibits for Form S-6.

          (1)  See above.

          (2)  See Exhibit 1(5).

          (3) Opinion of Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company. 1

          (4) No financial statements are omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

          (5)  Not applicable.

4. Opinion and consent of Craig K. Nordyke, F.S.A., M.A.A.A., Executive Vice President and Chief Actuary. 3

5. The consent of KPMG Peat Marwick LLP, Independent Certified Public Accountants. 3

6.   Written consent of Sutherland, Asbill & Brennan LLP. 3

7. Original powers of attorney authorizing Matthew P. McCauley, Carl H. Anderson, and Craig K. Nordyke, and each of them singly, to sign this Registration Statement and Amendments thereto on behalf of the Board of Directors of Paragon Life Insurance Company. 1, 10

 1 Incorporated by reference to the initial Registration Statement on Form S-6 (File No. 33-58796).

 2 Incorporated by reference to the Registration Statement on Form S-6 (File No. 33-67970).

 3    Filed herewith.

 4 Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form S-6 (File No. 33-67970).

 5 Incorporated by reference to initial Registration Statement on Form S-6 (File 33-75778).

 6 Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement, File No. 33-58796.

 7 Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement, File No. 33-58796.

 8 Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement, File No. 33-58796.

 9 Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement, File No. 33-36515.

10 Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement, File No. 33-18341.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Paragon Life Insurance Company and Separate Account B of Paragon Life Insurance Company certify that they meet all the requirements for effectiveness of this amended Registration Statement pursuant to Rule 485(b) under the Securities Act of l933 and have duly caused this amended Registration Statement to be signed on their behalf by the undersigned thereunto duly authorized, and the seal of Paragon Life Insurance Company to be hereunto affixed and attested, all in the City of St. Louis, State of Missouri, on the 30th day of April, 1999.



(Seal)                                 Paragon Life Insurance Company


Attest: /s/                          By: /s/
        -------------------------        ---------------------------
        Matthew P. McCauley,             Carl H. Anderson, President
        Secretary                        and Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature               Title       Date



/s/                                                   4/30/99
------------------------
Carl H. Anderson        President and Director
                        (Chief Executive Officer)



/s/                                                   4/30/99
------------------------
Matthew K. Duffy        Vice President and Chief
                        Financial Officer (Principal
                        Accounting Officer and
                        Principal Financial Officer)



------------------------
Warren J. Winer*        Director


------------------------
Richard A. Liddy*       Director

Signature               Title                         Date



/s/---------------------                              4/30/99
Matthew P. McCauley     Vice President
                        General Counsel,
                        Secretary and Director



/s/---------------------                              4/30/99

Craig K. Nordyke        Director



------------------------
Leonard M. Rubenstein*  Director




------------------------
E. Thomas Hughes, Jr.*  Director and Treasurer


------------------------
Bernard H Wolzenski*    Director


------------------------
A. Greig Woodring*      Director



By:/s/------------------                              4/30/99
 Craig K. Nordyke


*Original powers of attorney authorizing Matthew P. McCauley, Carl H. Anderson, and Craig K. Nordyke, and each of them singly, to sign this Registration Statement and Amendments thereto on behalf of the Board of Directors of Paragon Life Insurance Company have been filed with the Securities and Exchange Commission.

                                 EXHIBIT INDEX



Exhibit


4. Opinion and Consent of Craig K. Nordyke, F.S.A., M.A.A.A., Executive Vice President and Chief Actuary.

5.        Written consent of KPMG LLP, Independent Certified Public Accountants.

6.        Written consent of Sutherland, Asbill & Brennan LLP